CITICORP MORTGAGE SECURITIES, INC.


                                   Packager and Servicer


                                            and

                                   THE BANK OF NEW YORK

                                          Trustee






                              POOLING AND SERVICING AGREEMENT


                               Dated as of December 1, 1996





                             REMIC PASS-THROUGH CERTIFICATES,
                                       SERIES 1996-1

                                TABLE OF CONTENTS

                                   ARTICLE XII
                      TERMS FOR SERIES 1996-1 CERTIFICATES

     Section 12.01.  General Terms for Certificates                        2
     Section 12.02.  Accrual Date                                          6
     Section 12.03.  Advance Account Trigger Applicability                 6
     Section 12.04.  Assumed Reinvestment Rate                             6
     Section 12.05.  Authenticating Agent                                  6
     Section 12.06.  Available PO Loss Funds                               6
     Section 12.07.  Book-Entry Certificates                               7
     Section 12.08.  Cash Deposited into Certificate Account               7
     Section 12.09.  Certificate Registrar                                 7
     Section 12.10.  Class A Optimal Principal Amount.                     7
     Section 12.11.  Class A Percentage.                                   7
     Section 12.12.  Class A PO Principal Amount                           7
     Section 12.13.  Class A Prepayment Percentage.                        7
     Section 12.14.  Class A Principal Distribution Amount.                8
     Section 12.15   Class A-IO Interest Amount.                           8
     Section 12.16.  Class A-3 Notional Amount.                            9
     Section 12.17.  Class B Percentage                                    9
     Section 12.18   Class B Prepayment Percentage                         9
     Section 12.19.  Clearing Agency.                                      9
     Section 12.20.  Corporate Trust Office                                9
     Section 12.21.  Current Class B-1 Subordination Level.                9
     Section 12.22.  Current Class B-2 Subordination Level.                9
     Section 12.23.  Current Class B-3 Subordination Level.                9
     Section 12.24.  Current Class B-4 Subordination Level.                9
     Section 12.25.  Current Class M Subordination Level.                  9
     Section 12.26.  Cut-Off Date                                          9
     Section 12.27.  Definitive Certificat                                10
     Section 12.28.  Denominations                                        10
     Section 12.29.  Deposit Date                                         10
     Section 12.30.  Depository                                           10
     Section 12.31.  Designated Interest Accrual Date                     10
     Section 12.32.  Determination Date                                   10
     Section 12.33.  Discount Mortgage Loans                              10
     Section 12.34.  Distributable Class A-IO Interest Amount             10
     Section 12.35.  Distribution Date                                    10
     Section 12.36.  Group I Class A CitiCertificates                     10
     Section 12.37.  Group I Final Distribution Date                      10
     Section 12.38.  Group I Non-PO Principal Amount                      10
     Section 12.39.  Group I Percentage                                   11
     Section 12.40.  Group I Prepayment Percentage                        11
     Section 12.41.  Group I Reimbursement Percentage                     12
     Section 12.42   Group II Non-PO Principal Amount                     12
     Section 12.43.  Group II Percentage                                  13
     Section 12.44.  Group II Prepayment Percentage                       13
     Section 12.45.  Group II Reimbursement Percentage                    13

     Section 12.46.  Initial Bankruptcy Loss Amount                       13
     Section 12.47.  Initial Fraud Loss Amount                            13
     Section 12.48.  Initial Special Hazard Loss Amount                   13
     Section 12.49.  Initial Special Hazard Percentage                    13
     Section 12.50.  Initial Stated Amount                                13
     Section 12.51.  Investment Account                                   13
     Section 12.52.  Investor Rate                                        13
     Section 12.53.  Issue Date                                           13
     Section 12.54.  Last Scheduled Distribution Date                     13
     Section 12.55.  LIBOR                                                13
     Section 12.56.  LIBOR Accrual Date                                   13
     Section 12.57.  LIBOR CitiCertificates                               13
     Section 12.58.  LIBOR Determination Date                             13
     Section 12.59.  Lower-Tier Classes                                   13
     Section 12.60.  Lower-Tier REMIC.                                    14
     Section 12.61.  Mortgage Document Custodian                          14
     Section 12.62.  Mortgage Loans                                       14
     Section 12.63.  Mortgage Note Custodian                              14
     Section 12.64.  Net Note Rate                                        14
     Section 12.65.  Non-PO Percentage                                    14
     Section 12.66.  Notices                                              14
     Section 12.67.  Original Class A Percentage                          14
     Section 12.68.  Original Class A Stated Amount                       14
     Section 12.69.  Original Class B-1 Percentage                        14
     Section 12.70.  Original Class B-1 Stated Amount                     15
     Section 12.71.  Original Class B-1 Subordination Level               15
     Section 12.72.  Original Class B-2 Percentage                        15
     Section 12.73.  Original Class B-2 Stated Amount                     15
     Section 12.74.  Original Class B-2 Subordination Level               15
     Section 12.75.  Original Class B-3 Percentage                        15
     Section 12.76.  Original Class B-3 Stated Amount                     15
     Section 12.77.  Original Class B-3 Subordination Level               15
     Section 12.78.  Original Class B-4 Percentage                        15
     Section 12.79.  Original Class B-4 Stated Amount                     15
     Section 12.80.  Original Class B-4 Subordination Level               15
     Section 12.81.  Original Class B-5 Percentage                        15
     Section 12.82.  Original Class B-5 Stated Amount                     15
     Section 12.83.  Original Class B-5 Subordination Level               15
     Section 12.84.  Original Class M Stated Amount                       15
     Section 12.85.  Original Class M Percentage                          15
     Section 12.86.  Original Class M Subordination Level                 16
     Section 12.87.  Original Subordinated Stated Amount                  16
     Section 12.88.  Paying Agent                                         16
     Section 12.89.  PO Loss Amount                                       16
     Section 12.90.  PO Percentage                                        16
     Section 12.91.  Premium Mortgage Loan                                16
     Section 12.92.  Pro Rata Allocation Test                             16
     Section 12.93.  Rating Agencies                                      16
     Section 12.94.  Record Date                                          16

     Section 12.95.  Reference Banks                                      17
     Section 12.96.  Right to Repurchase                                  17
     Section 12.97.  Servicing Fee                                        17
     Section 12.98.  Single Certificate                                   17
     Section 12.99.  Spread Percentage                                    17
     Section 12.99A. Standard Accrual Period                              17
     Section 12.99B. Startup Day                                          17
     Section 12.99C. Stated Rate                                          17
     Section 12.99D. Trustee Advances                                     17
     Section 12.99E. Unpaid PO Loss Amount                                17
     Section 12.99F. Upper-Tier Certificates                              17
     Section 12.99G. Upper-Tier REMIC.                                    17
     Section 12.99H. Wire Transfer Eligibility                            18
     Section 12.99I. REMIC-Related Covenants                              18
     Section 12.99J. Expenses and Liabilities of the Trust Fund           18
     Section 12.99K. Tax Matters Person                                   18

                                  ARTICLE XIII
                 SUBORDINATION; PRIORITIES; ALLOCATION OF LOSSES

     Section 13.01.  Subordination; Priority of Distributions.            20
     Section 13.02.  Allocation of Realized Losses; Recoveries            22
     Section 13.03.  Class L Regular Interest Allocations
                     and Distributions                                    24
     Section 13.04.  Distributions on the Residual Certificates           25


                                    EXHIBITS

EXHIBIT A-1          Form of Class A-1 CitiCertificates................A-1-1
EXHIBIT A-2          Form of Class A-2 CitiCertificates................A-2-1
EXHIBIT A-3          Form of Class A-3 CitiCertificates................A-3-1
EXHIBIT A-4          Form of Class A-4 through A-8 CitiCertificates....A-4-1
EXHIBIT A-5          Form of Class A-9 CitiCertificates................A-5-1
EXHIBIT A-6          Form of Class B-1 through B-2 CitiCertificates....A-6-1
EXHIBIT A-7          Form of Class B-3 through B-5 CitiCertificates....A-7-1
EXHIBIT A-8          Form of Class LR Certificate......................A-8-1
EXHIBIT A-9          Form of Class R Certificate.......................A-9-1
EXHIBIT A-10         Form of Class M CitiCertificates.................A-10-1
EXHIBIT A-11         Form of Class A-IO Certificates..................A-11-1
EXHIBIT B-1          Schedule of Mortgage Loans - Deemed Incorporated....B-1
EXHIBIT C-1          Form of Mortgage Document Custodial Agreement.......C-1
EXHIBIT D            Form of Subservicing Agreement......................D-1
EXHIBIT E            Form of Purchaser Letter............................E-1
EXHIBIT F            Form of ERISA Letter................................F-1

          THIS POOLING AND SERVICING AGREEMENT ("this Pooling Agreement" or "this Agreement"), dated as of December 1, 1996 between CITICORP MORTGAGE SECURITIES, INC., a corporation organized and existing under the laws of the State of Delaware ("CMSI"), and THE BANK OF NEW YORK, a New York banking corporation in its individual capacity and as trustee (the "Trustee").

WITNESSETH THAT:

          In the regular course of their business, certain affiliates of CMSI originate and acquire Mortgage Loans. CMSI and the Trustee wish to set forth the terms and conditions pursuant to which the Trust Fund will acquire the Mortgage Loans listed in Exhibit B hereto. Certificates will be issued to Holders evidencing ownership interests in such Trust Fund and CMSI will manage and service such Mortgage Loans. In consideration of the mutual agreements herein contained, CMSI and the Trustee agree as follows:

                                  ARTICLES I-XI

                           INCORPORATION BY REFERENCE

          Those certain Standard Terms for Pooling and Servicing Agreements for Single-Tier Three-Class A-IO CitiCertificates dated as of December 1, 1996 (the "Standard Terms"), a copy of which is attached hereto, as amended hereby, are incorporated by reference herein as if set forth in full. Such Standard Terms, as so amended, are hereby affirmed by, and shall constitute a part of this Agreement between, the parties hereto. For purposes of this Pooling Agreement and the Certificates executed and delivered hereunder, the terms "this Agreement," "herein," "hereof" and words of similar import shall refer to this Pooling Agreement including the Standard Terms as incorporated herein with such modifications or amendments with respect to the related series of Certificates as may be set forth in this Pooling Agreement.

                                   ARTICLE XII

                      TERMS FOR SERIES 1996-1 CERTIFICATES

          On December 19, 1996 (the "Issue Date") there shall be established pursuant to the terms of, and authenticated under, this Pooling Agreement a series of certificates known and designated as "Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 1996-1" (the "Certificates"). Elections will be made pursuant to this Agreement to treat two segregated pools within the Trust as REMICs for federal income tax purposes. The Certificates shall consist of (u) one Class consisting of nine Subclasses of CitiCertificates (each a "Class A Subclass") designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-1 CitiCertificates" (the "Class A-1 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-2 CitiCertificates" (the "Class A-2 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-3 CitiCertificates" (the "Class A-3 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-4 CitiCertificates" (the "Class A-4 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-5 CitiCertificates" (the "Class A-5 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-6 CitiCertificates" (the "Class A-6 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-7 CitiCertificates" (the "Class A-7 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-8 CitiCertificates" (the "Class A-8 CitiCertificates"), and "Citicorp Mortgage Securities, Inc., Inc. REMIC Pass-Through Certificates, Series 1996-1, Senior Class A-9 CitiCertificates" (the "Class A-9 CitiCertificates") (collectively, the "Class A CitiCertificates"); (v) one Class of CitiCertificates designated as "Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series
1996-1,   Senior   Subordinated   Class

M CitiCertificates" (the "Class M CitiCertificates"); (w) one Class consisting of five Subclasses of CitiCertificates (each a "Class B Subclass") designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series
1996-1,    Subordinated   Class   B-1   CitiCertificates"    (the   "Class   B-1
CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Subordinated Class B-2 CitiCertificates" (the "Class B-2 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Subordinated Class B-3 CitiCertificates" (the "Class B-3 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Subordinated Class B-4 CitiCertificates" (the "Class B-4 CitiCertificates") and "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Subordinated Class B-5 CitiCertificates" (the "Class B-5 CitiCertificates"), (collectively, the "Class B CitiCertificates," and together with the Class A and Class M CitiCertificates, the "CitiCertificates"); (x) one class of certificated interests designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Class A-IO Certificates" (the "Class A-IO Certificates"); (y) one class of uncertificated interests designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Class L Regular Interest" (the "Class L Regular Interest"), and (z) two classes of residual interests designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Class R Certificate" (the "Class R Certificate") and "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1, Class LR Certificate" (the "Class LR Certificate" and collectively with the Class R Certificate, the "Residual Certificates").

          The Class A-1, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates, the Class A-IO Certificates and the Class L Regular Interest are hereby designated as "regular interests" in the Lower-Tier REMIC and the Class A-2 and Class A-3 CitiCertificates are hereby designated as "regular interests" in the Upper-Tier REMIC within the meaning of Code Section 860G(a)(1). The Class LR Certificate is hereby designated as the "residual interest" in the Lower-Tier REMIC and the Class R Certificate is hereby designated as the "residual interest" in the Upper-Tier REMIC within the meaning of Code Section 860G(a)(2). The CitiCertificates, the Class A-IO Certificates, the Class L Regular Interest and the Residual Certificates shall have the terms provided for in this Pooling Agreement (including the Standard Terms, as modified, amended and supplemented hereby).

          The Trustee acknowledges that it is holding the Class L Regular Interest as assets of the Upper-Tier REMIC.

          Distributions on the Class M CitiCertificates are subordinated to distributions on the Class A CitiCertificates and the Class A-IO Certificates, distributions on the Class B CitiCertificates are subordinated to distributions on the Class A and Class M CitiCertificates and the Class A-IO Certificates and distributions on each Subclass of the Class B CitiCertificates are subordinated to distributions on each Subclass of the Class B CitiCertificates having a lower numerical designation, in each case to the extent provided in Article XIII.

          Section 12.01. General Terms for Certificates .

          (a) The Class A CitiCertificates, the Class M CitiCertificates, the Class B CitiCertificates, the Class A-IO Certificates and the Class L Regular Interest shall have the following respective Initial Stated Amounts, initial Notional Amounts, Stated Rates and Last Scheduled Distribution Dates:

                              Initial Stated      Stated     Last Scheduled
                                  Amount           Rate     Distribution Date(6)
Class A-1 CitiCertificates      $112,172,507       7.25%    December 25, 2026
Class A-2 CitiCertificates       $18,695,417        (1)     December 25, 2026
Class A-3 CitiCertificates               (2)        (3)     December 25, 2026
Class A-4 CitiCertificates       $13,900,000       7.50%    December 25, 2026
Class A-5 CitiCertificates        $4,925,000       7.50%    December 25, 2026
Class A-6 CitiCertificates       $19,338,625       7.50%    December 25, 2026
Class A-7 CitiCertificates       $ 6,250,000       7.50%    December 25, 2026
Class A-8 CitiCertificates       $13,387,942       7.50%    December 25, 2026
Class A-9 CitiCertificates       $381,912.66        (4)     December 25, 2026
Class M CitiCertificates         $ 4,001,088       7.50%    December 25, 2026
Class B-1 CitiCertificates       $ 2,500,680       7.50%    December 25, 2026
Class B-2 CitiCertificates       $ 2,000,544       7.50%    December 25, 2026
Class B-3 CitiCertificates       $ 1,000,272       7.50%    December 25, 2026
Class B-4 CitiCertificates         $ 500,136       7.50%    December 25, 2026
Class B-5 CitiCertificates    $ 1,000,272.38       7.50%    December 25, 2026
Class A-IO Certificates                    0        (5)     December 25, 2026
Class L Regular Interest         $18,695,417       7.50%    December 25, 2026

(1) The Class A-2 CitiCertificates will accrue interest for the initial LIBOR Accrual Period at the rate of 5.975% per annum and, for each LIBOR Accrual Period thereafter, at the per annum rate equal to LIBOR plus 0.60%, determined monthly as provided herein, subject to a maximum Stated Rate of 9.00% per annum and a minimum Stated Rate of 0.60% per annum.

(2) The Class A-3 CitiCertificates have no Stated Amount. The Class A-3 Notional Amount on any Distribution Date will be equal to the Class A-2 Stated Amount on such date, and initially will equal the Initial Stated Amount of the Class A-2 CitiCertificates.

(3) The Class A-3 CitiCertificates will accrue interest for the initial LIBOR Accrual Period at the rate of 3.025% per annum and, for each LIBOR Accrual Period thereafter, at the per annum rate on the Class A-3 Notional Amount equal to 8.40% minus LIBOR, determined monthly as provided herein, subject to a minimum Stated Rate of 0.00%.

(4) The Class A-9 CitiCertificates are principal only regular interests and do not bear interest.

(5) The Class A-IO Certificates will accrue interest for each Standard Accrual Period in an amount equal to the Class A-IO Interest Amount.

(6) The last scheduled distribution date is the "latest possible maturity date" of the related Subclass or Class for purposes of Section 860G(a)(1) of the Code and Treasury Regulations Section 1.860G-1(a)(4)(iii).

          The Residual Certificates will not be issued with Initial Stated Amounts or Stated Rates, but will be entitled to distributions to the extent set forth herein.

          Interest will accrue with respect to a Distribution Date on the Class A (other than the Class A-2 and Class A-3), Class M and Class B CitiCertificates and the Class A-IO Certificates during the related Standard Accrual Period and on the Class A-2 and Class A-3 CitiCertificates during the related LIBOR Accrual Period.

          The Class A-9 CitiCertificates are principal only CitiCertificates and do not bear interest.

          (b) Each of the Class A, Class M CitiCertificates and Class B CitiCertificates and the Class L Regular Interest will bear interest on their respective Stated Amounts (and, in the case of the Class A-3 CitiCertificates, on the Class A-3 Notional Amount) at the applicable Stated Rate for such Subclass or Class set forth or described in Section 12.01(a). Interest accrued on the CitiCertificates (other than the LIBOR CitiCertificates) and the Class L Regular Interest during any Standard Accrual Period will be calculated on the assumption that distributions in reduction of Stated Amount on all CitiCertificates and the Class L Regular Interest then entitled to such distributions were made and allocations of any losses were made on the day immediately following the last day of the preceding Standard Accrual Period, and not on the following Distribution Date when actually made or allocated. Each Class A Subclass Interest Amount, each Class B Subclass Interest Amount, the Class M Interest Amount and the Class A-IO Interest Amount relating to a Standard or LIBOR Accrual Period shall be distributable on the following Distribution Date or, if such day is not a Business Day, on the next succeeding Business Day. Each Subclass and Class of CitiCertificates, the Class A-IO Certificates and the Class L Regular Interest shall accrue interest from the applicable Accrual Date for such Subclass and Class of CitiCertificates, the Class A-IO Certificates and the Class L Regular Interest.

          On each Distribution Date, each Class A Subclass Interest Amount and each Class B Subclass Interest Amount for such Subclass with respect to such Distribution Date shall be distributable to such Subclass of CitiCertificates, and the Class A-IO Interest Amount and the Class M Interest Amount with respect to such Distribution Date shall be distributable to the Class A-IO Certificates and the Class M CitiCertificates, respectively. In the event that on a particular Distribution Date the Pool Distribution Amount is insufficient to pay any of the Class A Subclass Interest Amounts, the Distributable Class A-IO Interest Amount, the Class M Interest Amount or any of the Class B Subclass Interest Amounts, the aggregate amount of the shortfall will be carried forward and added pro rata to the amount distributable to holders of the applicable Subclass of Class A or Class B CitiCertificates or the Class M CitiCertificates or the Class A-IO Certificates, as applicable, until distribution thereof is made as provided herein. On each Distribution Date, interest on each Class L Regular Interest shall be distributable as provided in Section 13.03.

          With respect to any LIBOR Accrual Period commencing on or after the first Distribution Date, the determination of LIBOR shall be made in accordance with the following provisions:

               (i) On each LIBOR  Determination Date, the Trustee will determine
            LIBOR on the basis of LIBOR quotations provided by each of the Reference Banks as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date in question, as such quotations appear on the Reuters Screen LIBO Page or the Telerate Page 3750 (each as defined by reference to the International Swap Dealers Association, Inc. 1991 ISDA Definitions).

               (ii) If, on any LIBOR  Determination Date, at least two Reference
            Banks provide quotations, LIBOR shall be determined as the arithmetic mean of such offered quotations (rounded upward, if necessary, to the nearest multiple of 1/16 of 1%).

               (iii) If, on any LIBOR  Determination  Date,  only one or none of the Reference Banks provides quotations, LIBOR shall be the higher of:

                     (x) LIBOR as determined on the previous LIBOR Determination
                  Date or, in the case of the first LIBOR Determination Date, 5.375%; or

                     (y) the Reserve Rate.  The Reserve Rate shall be the rate
                  per annum (rounded upward, if necessary, to the nearest multiple of 1/16 of 1%) that the Trustee determines to be either (1) the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Trustee (after consultation with CMSI) are quoting on the relevant LIBOR

                  Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Trustee, being so made or (2) in the event that the Trustee can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in New York City selected by the Trustee (after consultation with CMSI) are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits; provided, however, that if the banks selected by the Trustee are not quoting as mentioned above, LIBOR for the next LIBOR Accrual Period shall be LIBOR as specified in (i) above.

               (c) Except as  provided  below and subject to the  provisions  of
Section 13.01, on each Distribution Date the Class A Principal Distribution Amount will be applied to the distribution in reduction of Stated Amount of the Subclasses of the Class A CitiCertificates in the following order of priority after giving effect to any reduction of the Stated Amount thereof pursuant to
Section 13.02:

               (A) to the Class A-9 CitiCertificates in an amount up to the Class A PO Principal Amount, until the Stated Amount thereof has been reduced to zero,

               (B) concurrently, (x) an amount up to the Group I Non-PO Principal Amount shall be allocated:

               First, to the Class A-1 and Class A-2 CitiCertificates, pro rata on the basis of their respective Class A Subclass Stated Amounts until each such Class A Subclass Stated Amount has been reduced to zero,

               Second, to the Class A-4 CitiCertificates until the Stated Amount thereof has been reduced to zero, and

               Third, concurrently, (i)79.9494702223% first to the Class A-7 CitiCertificates until the Stated Amount thereof has been reduced to zero, and then to the Class A-8 CitiCertificates until the Stated Amount thereof has been reduced to zero, and (ii) 20.0505297777% to the Class A-5 CitiCertificates until the Stated Amount has been reduced to zero.

               (y) the Group II Non-PO Principal Amount shall be allocated to the Class A-6 CitiCertificates until the Stated Amount thereof has been reduced to zero.

               (d) On each Distribution Date, Available PO Loss Funds will be allocated to the Class A-9 CitiCertificates in respect of any Unpaid PO Loss Amounts.

               On any Distribution Date on or after the Subordination Depletion Date notwithstanding the priorities of Section 12.01(c), funds available for distribution in reduction of Stated Amount of the Class A CitiCertificates will be distributed to the Class A CitiCertificates (other than the Class A-9 CitiCertificates), on the one hand, and the Class A-9 CitiCertificates, on the other, pro rata on the basis of (i) the sum of the Group I Non-PO Principal Amount and the Group II Non-PO Principal Amount and (ii) the Class A PO Principal Amount, respectively. On each Distribution Date on and after the Subordination Depletion Date, the amount allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates) will be allocated pro rata, based on outstanding Stated Amounts, among such Class A CitiCertificates notwithstanding the priorities set forth in Section 12.01(c)(B). The amount allocated to each Class A Subclass will be distributed pro rata among the holders of CitiCertificates of such Class A Subclass.

               On each Distribution Date, subject to the provisions of Section 13.01, a distribution in reduction of the Stated Amount of the Class L Regular Interest will be made in an amount equal to the distribution in reduction of the Stated Amount of the Class A-2 CitiCertificates.

               On each Distribution Date, subject to the provisions of Section 13.01, distributions in reduction of Stated Amount of the Class M CitiCertificates and the Subclasses of Class B CitiCertificates will be made in an aggregate amount equal to the Class M Principal Distribution Amount and the Class B Principal Distribution Amount, respectively, in accordance with the priorities set forth in Section 13.01(b).

               On each Distribution Date, the Distributable Class A-IO Interest Amount will be distributed to the Class A-IO Certificates.

               Any funds remaining in the Certificate Account on a Distribution Date after distribution of funds pursuant to Section 3.03(b) shall be distributed on such Distribution Date in accordance with Section 3.03(c).
               Other distributions shall be made in respect of the CitiCertificates and in respect of the Class L Regular Interest as provided in Sections 13.01 and 13.03.

               The CitiCertificates, the Class A-IO Certificates, the Class L Regular Interest and the Residual Certificates shall have and be subject to the following additional specific terms:

               Section 12.02. Accrual Date . The Accrual Date is the Cut-Off Date (in the case of the Class A-IO CitiCertificates and the CitiCertificates that are not LIBOR CitiCertificates) and the Issue Date (in the case of the LIBOR CitiCertificates and the Class L Regular Interest).

               Section 12.03. Advance Account Trigger Applicability . There is no Advance Account Trigger Applicability for the CitiCertificates.

               Section 12.04. Assumed Reinvestment Rate . There is no Assumed Reinvestment Rate for the Certificates.

               Section 12.05. Authenticating Agent . As of the date hereof, the Trustee has not appointed an Authenticating Agent. However, the Trustee may at any time appoint an Authenticating Agent for all of the Certificates pursuant to
Section 8.12. Any such Authenticating Agent may be removed, and any other Authenticating Agent appointed, as permitted by Section 8.12.

               Section 12.06. Available PO Loss Funds . For any Distribution Date, Available PO Loss Funds shall equal the Pool Distribution Amount for such Distribution Date minus the sum of (a) the Class A Interest Amount and Distributable Class A-IO Interest Amount, (b) any amounts in respect of Class A Unpaid Interest Shortfalls and Class A-IO Unpaid Interest Shortfalls distributed on such Distribution date, (c) the Class A Principal Distribution Amount, (d) the Class M Interest Amount, and (e) the sum of the Class B-1 Subclass Interest Amount, the Class B-2 Subclass Interest Amount, the Class B-3 Subclass Interest Amount, the Class B-4 Subclass Interest Amount and the Class B-5 Subclass Interest Amount. For purposes of this Agreement, any Available PO Loss Funds needed on a Distribution Date to pay any Unpaid PO Loss Amounts will reduce the amounts otherwise distributable on the Class B Subclasses and the Class M CitiCertificates in the following order:

       First, amounts distributable to the Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 CitiCertificates, in that order, in reduction of Stated Amount; and

       Second, amounts distributable to the Class M CitiCertificates in reduction of Stated Amount.

               Section 12.07. Book-Entry Certificates. Each Subclass of Class A CitiCertificates (other than the Class A-9 CitiCertificates) are Book-Entry Certificates.

               Section 12.08. Cash Deposited into Certificate Account. There will be an amount equal to $28,043.13 deposited into the Certificate Account on the Issue Date to cover interest to accrue on the LIBOR CitiCertificates from and including the Issue Date to and including December 24, 1996.

               Section 12.09. Certificate Registrar. The Bank of New York, having its principal offices located at 101 Barclay Street, Floor 12W, New York, NY 10286, Attention: Mortgage Backed and Select Securities Group, is hereby appointed as the Certificate Registrar for all of the Certificates, pursuant to
Section 6.05. The Bank of New York hereby accepts its appointment as Certificate Registrar. The Certificate Registrar may be removed and any other Certificate Registrar appointed as permitted by Section 6.05.

               Section 12.10. Class A Optimal Principal Amount. For any Distribution Date, the sum of the Group I Non-PO Principal Amount, the Group II Non-PO Principal Amount and the Class A PO Principal Amount, each as of such Distribution Date.

               Section 12.11. Class A Percentage. As to any Distribution Date, the percentage calculated by dividing the aggregate Class A Subclass Stated Amounts (other than the Class A-9 CitiCertificates) by the Non-PO Pool Adjusted Balance, both as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and allocation of any losses on such date).

               Section 12.12. Class A PO Principal Amount. With respect to any Distribution Date, an amount equal to the sum of

               (i) the applicable PO Percentage of (A) the principal  portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

               (ii) the  applicable PO  Percentage of (a) all partial  Principal
            Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs and (b) the Adjusted Balance of each Mortgage Loan which was the subject of a Principal Prepayment in full during the month preceding the month in which such Distribution Date occurs;

               (iii) the applicable PO Percentage of the difference  between (1)
            the aggregate Net Liquidation Proceeds from each Mortgage Loan which becomes a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer or the Trustee and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

               (iv) the applicable PO Percentage of the Adjusted Balance of each
            Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

               (v)     the amount of Reimbursable Class A PO Losses.

               Section 12.13. Class A Prepayment Percentage. The Class A Prepayment Percentage shall be determined as follows: As to any Distribution Date to and including the Distribution Date in the month in which the fifth anniversary of the Issue Date occurs, 100%.As to any Distribution Date subsequent to such fifth anniversary to and including the Distribution Date in the month in which the sixth anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated CitiCertificate Percentage as of such Distribution Date. As to any Distribution Date subsequent to such sixth anniversary to and including the Distribution Date in the month in which the seventh anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated CitiCertificate Percentage as of such Distribution Date. As to any Distribution Date subsequent to such seventh anniversary to and including the Distribution Date in the month in which the eighth anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated CitiCertificate Percentage as of such Distribution Date. As to any Distribution Date subsequent to such eighth anniversary to and including the Distribution Date in the month in which the ninth anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated CitiCertificate Percentage as of such Distribution Date. As to any Distribution Date subsequent to such ninth anniversary, the Class A Percentage as of such Distribution Date.

         Notwithstanding the foregoing, (i) if the Class A Percentage on any Distribution Date exceeds the initial Class A Percentage, the Class A Prepayment Percentage for such Distribution Date will once again equal 100% and (ii) following the Distribution Date on which the Stated Amount of each of the Group I Class A CitiCertificates has been reduced to zero (the "Group I Final Distribution Date"), the Class A Prepayment Percentage will equal (x) if such Distribution Date occurs prior to January 2000, the Class A Percentage for such Distribution Date plus 50% of the Subordinated CitiCertificate Percentage for such Distribution Date, or (y) if such Distribution Date occurs on or after the Distribution Date in January 2000, the Class A Percentage for such Distribution Date, provided in each case that the Pro Rata Allocation Test for such Distribution Date is met. The Pro Rata Allocation Test will not be applicable on any Distribution Date on or after the Distribution Date in January 2006.

         No reduction to the Class A Prepayment Percentage described in the first paragraph of this definition of Class A Prepayment Percentage shall occur unless (a) the Servicer certifies to the Trustee, as of the first Distribution Date as to which any such reduction applies, that (1) the Adjusted Balance of the Mortgage Loans delinquent 60 days or more (including, for this purpose, Mortgage Loans in foreclosure and real estate owned by the Trust as a result of Mortgagor default) averaged over the last six months, as a percentage of the sum of the Class M Stated Amount and the Class B Stated Amount averaged over the last six months, is less than 50% and (b) Realized Losses do not exceed (1) with respect to each Distribution Date from January 2002 through December 2002, inclusive, 30% of the Original Subordinated Stated Amount, (2) with respect to each Distribution Date from January 2003 through December 2003, inclusive, 35% of the Original Subordinated Stated Amount, (3) with respect to each Distribution Date from January 2004 through December 2004, inclusive, 40% of the Original Subordinated Stated Amount, (4) with respect to each Distribution Date from January 2005 through December 2005, inclusive, 45% of the Original
Subordinated Stated Amount, and (5) with respect to the Distribution Date in January 2006 and thereafter, 50% of the Original Subordinated Stated Amount.

              Section 12.14. Class A Principal Distribution Amount. For any Distribution Date, the lesser of (a) the Class A Optimal Principal Amount and
(b) the Pool Distribution Amount minus the sum of the Class A Interest Amount and the Distributable Class A-IO Interest Amount and any Class A Unpaid Interest Shortfalls and any Class A-IO Unpaid Interest Shortfall.

               Section 12.15. Class A-IO Interest Amount. On each Distribution Date, an amount equal to the excess of (a) interest accrued on the Premium Mortgage Loans over (b) the sum of (x) the product of the Servicing Fee and the aggregate Adjusted Balance of the Premium Mortgage Loans and (y) the product of one-twelfth of the aggregate Adjusted Balance of the Premium Mortgage Loans and 7.50%.

               Section 12.16. Class A-3 Notional Amount . The Class A-3 Notional Amount for any date shall be equal to the Stated Amount of the Class A-2 CitiCertificates on such date. Such notional amount does not entitle the Class A-3 CitiCertificates to any distributions of principal.

               Section 12.17. Class B Percentage. The Class B Percentage for any Distribution Date shall be equal to (a) the Subordinated CitiCertificate Percentage minus (b) the Class M Percentage.

               Section  12.18.  Class  B  Prepayment  Percentage.  The  Class  B
Prepayment Percentage for any Distribution Date will be equal to (a) the Subordinated Prepayment Percentage minus (b) the Class M Prepayment Percentage.

               Section 12.19. Clearing Agency. The initial Clearing Agency will be The Depository Trust Company.

               Section 12.20. Corporate Trust Office . The Corporate Trust Office is located at The Bank of New York, having its principal offices located at 101 Barclay Street, Floor 12W, New York, New York 10286, Attention:
Mortgage-Backed & Select Securities Group, or such other address as shall be identified to CMSI and all Certificateholders by or on behalf of the Trustee in writing.

               Section 12.21. Current Class B-1 Subordination Level. As of any Distribution Date, the Current Class B-1 Subordination Level is the percentage obtained by dividing (a) the sum of the Class B-2, Class B-3, Class B-4 and Class B-5 Subclass Stated Amounts by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

               Section 12.22. Current Class B-2 Subordination Level. As of any Distribution Date, the Current Class B-2 Subordination Level is the percentage obtained by dividing (a) the sum of the Class B-3, Class B-4 and Class B-5 Subclass Stated Amounts by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

               Section 12.23. Current Class B-3 Subordination Level. As of any Distribution Date, the Current Class B-3 Subordination Level is the percentage obtained by dividing (a) the sum of the Class B-4 and Class B-5 Subclass Stated Amounts by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

               Section 12.24. Current Class B-4 Subordination Level. As of any Distribution Date, the Current Class B-4 Subordination Level is the percentage obtained by dividing (a) the Class B-5 Subclass Stated Amount by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

               Section 12.25. Current Class M Subordination Level. As of any Distribution Date, the Current Class M Subordination Level is the percentage obtained by dividing (a) the Class B Stated Amount by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

               Section 12.26.Cut-Off Date. The Cut-Off Date is December 1, 1996.

               Section 12.27. Definitive Certificates . The Class A-9, Class M and Class B CitiCertificates, Class A-IO Certificates and Residual Certificates will be issued in fully registered certificated form.

               Section 12.28. Denominations. The denominations of each Subclass of the Class A CitiCertificates (other than the Class A-3 CitiCertificates), Class M, Class B-1 and Class B-2 CitiCertificates are $1,000 Initial Stated Amount and any whole dollar amount in excess thereof and the Class B-3, Class B-4 and Class B-5 CitiCertificates are $100,000 Initial Stated Amount and integral multiples of $1,000 in excess thereof (except that one Class A-9 CitiCertificate and one Class B-3, Class B-4 and Class B-5 CitiCertificate may be issued in a different denomination). The denominations of the Class A-3 CitiCertificates will be an initial notional amount of $1,000 and any whole dollar amount in excess thereof. The denominations of the Class A-IO Certificates are 25 Single Certificates and any whole or fractional Single Certificate in excess thereof. The denominations of the Class R and Class LR Certificates are 100% Percentage Interest.

               Section 12.29. Deposit Date. The Deposit Date with respect to the Certificates is the Business Day prior to each Distribution Date.

               Section 12.30. Depository. The initial Depository is Citibank (New York State).

               Section 12.31. Designated Interest Accrual Date. The Designated Interest Accrual Date shall be (a) the last day of the calendar month preceding each Distribution Date in the case of the CitiCertificates that are not LIBOR CitiCertificates and the Class A-IO Certificates and (b) the day immediately preceding each Distribution Date in the case of the LIBOR CitiCertificates and the Class L Regular Interest.

               Section 12.32. Determination Date. The Determination Date with respect to each Distribution Date is the close of business on the 18th day (or, if such day is not a Business Day, the preceding Business Day) of the month in which the related Distribution Date occurs.

               Section 12.33. Discount Mortgage Loan. Each Mortgage Loan having a Net Note Rate of less than 7.50% per annum.

               Section 12.34. Distributable Class A-IO Interest Amount. For any Distribution Date, the Class A-IO Interest Amount minus (x) the Class A-IO Prepayment Interest Shortfall Amount and minus (y) the Class A-IO Certificates pro rata share of the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses.

               Section 12.35. Distribution Date. Each Distribution Date shall be the 25th day of each month, commencing in January 1997 (or if such day is not a Business Day, the next succeeding Business Day).

               Section 12.36. Group I Class A CitiCertificates. The Class A-1, Class A-2, Class A-4, Class A-5, Class A-7 and Class A-8 CitiCertificates will compromise the Group I Class A CitiCertificates.

               Section 12.37. Group I Final Distribution Date. The Distribution Date on which the Stated Amounts of each Class of the Group I Class A CitiCertificates has been reduced to zero.

               Section 12.38. Group I Non-PO Principal Amount. With respect to any Distribution Date, an amount equal to the sum of

               (i) the Group I Percentage of the applicable Non-PO Percentage of
            (A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan,less (B)if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

               (ii) the Group I Prepayment  Percentage of the applicable  Non-PO
            Percentage of (a) all Partial Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs and (b) the Adjusted Balance of each Mortgage Loan which was the subject of a Principal Prepayment in full during the month preceding the month in which such Distribution Date occurs;

               (iii) the Group I Prepayment  Percentage of the applicable Non-PO
            Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which becomes a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer or the Trustee and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

               (iv) the Group I Prepayment  Percentage of the applicable  Non-PO
            Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

               (v) the Group I Reimbursement Percentage of the amount of
            Reimbursable Class A Non-PO Losses.

               Section 12.39. Group I Percentage. The "Group I Percentage" on any Distribution Date will equal the percentage obtained by dividing the aggregate Stated Amounts of all the Group I Class A CitiCertificates by the aggregate Non-PO Adjusted Balance, both as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and allocation of any losses on such date).

                 Section 12.40. Group I Prepayment Percentage. The "Group I Prepayment Percentage" on any Distribution Date occurring during the periods set forth below will be as follows:

---------------------------------- ---------------------------------------------
Period (dates inclusive)           Group I Prepayment Percentage
---------------------------------- ---------------------------------------------
January 1997 - December 2001       100%
---------------------------------- ---------------------------------------------
January 2002- December 2002        Group I Percentage plus 70% of the sum of the
                                   Group II Percentage and the Subordinated
                                   CitiCertificate Percentage
---------------------------------- ---------------------------------------------
January 2003 - December 2003       Group I Percentage plus 60% of the sum of the
                                   Group II Percentage and the Subordinated
                                   CitiCertificate Percentage
---------------------------------- ---------------------------------------------
January 2004 - December 2004       Group I Percentage plus 40% of the sum of the
                                   Group II Percentage and the Subordinated
                                   CitiCertificate Percentage
---------------------------------- ---------------------------------------------
January 2005 - December 2005       Group I Percentage plus 20% of the sum of the
                                   Group II Percentage and the Subordinated
                                   CitiCertificate Percentage
---------------------------------- ---------------------------------------------
January 2006 - and thereafter      Group I Percentage;
---------------------------------- ---------------------------------------------
   provided, that if on the Group I Final Distribution Date the amount available for distribution in respect of the Group I Class A CitiCertificates would otherwise exceed the remaining aggregate Stated Amount of the Group I Class A CitiCertificates, (1) the Group I Prepayment Percentage on such date will be limited to the percentage necessary to reduce the Stated Amounts of the Group I Class A CitiCertificates to zero, and (2) any amounts that would have been allocable to the Group I Class A CitiCertificates absent the limitation in clause (1) above will be distributable to the Class A-6 CitiCertificates, provided that if the Pro Rata Allocation Test is met on such date, such amounts will be distributable to the Class A-6 CitiCertificates and to the Subordinated CitiCertificates, as a group, as follows: (x) if such Distribution Date occurs prior to January 2000, in such proportion that the Subordinated CitiCertificates, as a group, receive 50% of their pro rata share of such amounts and the Class A-6 CitiCertificates receive the remainder, and (y) if such Distribution Date occurs on or after the Distribution Date in January 2000, pro rata, on the basis of the aggregate Stated Amount of the Class A-6 CitiCertificates and the aggregate Stated Amount of the Subordinated CitiCertificates (subject, in each case, to the preferential right of the Class A-6 CitiCertificates to receive distributions on such Distribution Date). The Pro Rata Allocation Test will not be applicable on any Distribution Date on or after the Distribution Date in January 2006. The Group I Prepayment Percentage on any Distribution Date after the Group I Final Distribution Date will be zero.

               Section 12.41. Group I Reimbursement Percentage. For any Distribution Date, a percentage equal to the ratio of (a) Realized Losses allocated to the Group I Class A CitiCertificates to (b) Realized Losses allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates), in each case net of all reimbursements thereof on prior Distribution Dates.

               Section 12.42. Group II Non-PO Principal Amount. With respect to any Distribution Date, an amount equal to the sum of

                       (i) the  Group II  Percentage  of the  applicable  Non-PO
                    Percentage of (A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less
                    (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

                       (ii) the Group II Prepayment Percentage of the applicable
                    Non-PO Percentage of (a) all Partial Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs and (b) the Adjusted Balance of each Mortgage Loan which was the subject of a Principal Prepayment in full during the month preceding the month in which such Distribution Date occurs;

                       (iii) the Group II Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which becomes a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer or the Trustee and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

                       (iv) the Group II Prepayment Percentage of the applicable
                    Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

                       (v) the Group II  Reimbursement  Percentage of the amount
                    of Reimbursable Class A Non-PO Losses.

               Section 12.43. Group II Percentage. The "Group II Percentage" on any Distribution Date will equal the Class A Percentage minus the Group I Percentage for such Distribution Date.

               Section 12.44. Group II Prepayment Percentage. The "Group II Prepayment Percentage" on any Distribution Date will equal the Class A Prepayment Percentage minus the Group I Prepayment Percentage (without regard to clause (1) in the proviso to the definition of Group I Prepayment Percentage) for such Distribution Date, except that on any Distribution Date after the Group I Final Distribution Date, the Group II Prepayment Percentage will equal the Class A Prepayment Percentage.

               Section 12.45. Group II Reimbursement Percentage. For any Distribution Date, 100% minus the Group I Reimbursement Percentage for such Distribution Date.

               Section 12.46. Initial Bankruptcy Loss Amount. The Initial Bankruptcy Loss Amount is $100,000.

               Section 12.47. Initial Fraud Loss Amount. The Initial Fraud Loss Amount is $4,001,087.92.

               Section 12.48. Initial Special Hazard Loss Amount. The Initial Special Hazard Loss Amount is $2,000,543.96.

                Section 12.49. Initial Special Hazard Percentage . The Initial Special Hazard Percentage is 1.00%.

                Section 12.50. Initial Stated Amount . The Initial Stated Amount for each Subclass of the Class A CitiCertificates (or, in the case of the Class A-3 CitiCertificates, the initial notional amount thereof), for the Class M CitiCertificates and for each Subclass of the Class B CitiCertificates and the Class L Regular Interest is as set forth in Section 12.01(a).

                Section 12.51. Investment Account . The Certificate Account will be an Investment Account.

                Section 12.52. Investor Rate. For the purposes of Section 9.01, the Investor Rate for each Mortgage Loan will be applicable Net Note Rate therefor.
                Section 12.53. Issue Date . The Issue Date is December 19, 1996.

                Section  12.54.  Last  Scheduled  Distribution  Date . The  Last
Scheduled   Distribution  Dates  for  the   CitiCertificates,   the  Class  A-IO
Certificates and the Class L Regular Interest as set forth in Section 12.01(a).

                Section 12.55. LIBOR. LIBOR is the arithmetic mean of London interbank offered quotations for one-month Eurodollar deposits.

                Section 12.56. LIBOR Accrual Period . The LIBOR Accrual Period in respect of any Distribution Date is the period from the 25th day of the month preceding the month of such Distribution Date (or from December 19, 1996, in the case of the first Distribution Date) through the 24th day of the month of such Distribution Date.
                Section 12.57. LIBOR CitiCertificates. The Class A-2 and Class A-3 CitiCertificates are LIBOR CitiCertificates.

                Section 12.58. LIBOR Determination Date. The LIBOR Determination Date in respect of any

LIBOR Accrual Period is the second business day on which banks in London and New York City are open for the transaction of international business prior to the Distribution Date on which such LIBOR Accrual Period commences.

                Section 12.59. Lower-Tier Classes . The Lower-Tier Classes shall consist of the Class A-1, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates, the Class A-IO Certificates, the Class L Regular Interest and the Class LR Certificate.

                Section 12.60. Lower-Tier REMIC. The Lower-Tier REMIC is one of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan, and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and all proceeds thereof.

                Section 12.61. Mortgage Document Custodian. The initial Mortgage Document Custodian is Mercantile Bank of St. Louis N.A.

                Section 12.62. Mortgage Loans . The Mortgage Loans will consist primarily of 20- to 30-year fixed-rate conventional one- to four-family mortgage loans.

                Section 12.63. Mortgage Note Custodian . Mercantile Bank of St. Louis N.A. is the initial Mortgage Note Custodian. At any time that the Rating Agencies respective rating of Citicorp's long-term senior debt is below the respective rating assigned by each such Rating Agency to the CitiCertificates, the Mortgage Note Custodian may not be an Affiliate of CMSI.

                Section 12.64. Net Note Rate . For a Mortgage Loan, the related Mortgage Note Rate less the Servicing Fee.

                Section 12.65. Non-PO Percentage . For any Mortgage Loan, the difference between (a) 100% and (b) the applicable PO Percentage.

                Section 12.66. Notices . The address of the Trustee to which notices should be sent is The Bank of New York, having its principal offices located at 101 Barclay Street, Floor 12W, New York, New York 10268, Attention:
Mortgage-Backed & Select Securities Group, or such other address of which the Trustee shall notify CMSI in writing. The address of CMSI to which notices should be sent is Citicorp Mortgage Securities, Inc., 909 Third Avenue, 30th Floor, New York, NY 10043, Attention: Andrew E. LaBarbera, or such other address of which CMSI shall notify the Trustee in writing. The address of S&P to which notices should be sent is 25 Broadway, New York, NY 10004. The address of Fitch to which notices should be sent is Residential Mortgage Pass-Through Monitoring, Fitch Investors Service, L.P., One State Street Plaza, 32nd Floor, New York, New York 10004.
                Section 12.67. Original Class A Percentage . The Original Class A Percentage is 94.499999701181%.

                Section 12.68. Original Class A Stated Amount . The Original Class A Stated Amount is $189,051,403.66.

                Section 12.69. Original Class B-1 Percentage . The Original Class B-1 Percentage is 1.250000024743%.

                Section 12.70. Original Class B-1 Stated Amount . The Original Class B-1 Stated Amount is $2,500,680.00.

                Section 12.71. Original Class B-1 Subordination Level . The Original Class B-1 Subordination Level is equal to 2.250000234487%.

                Section 12.72. Original Class B-2 Percentage . The Original Class B-2 Percentage is 1.000000019795%

                Section 12.73. Original Class B-2 Stated Amount . The Original Class B-2 Stated Amount is $2,000,544.00.

                Section 12.74. Original Class B-2 Subordination Level . The Original Class B-2 Subordination Level is equal to 1.250000214692%.

                Section 12.75. Original Class B-3 Percentage . The Original Class B-3 Percentage is 0.500000009897%.

                Section 12.76. Original Class B-3 Stated Amount . The Original Class B-3 Stated Amount is $1,000,272.00.

                Section 12.77. Original Class B-3 Subordination Level . The Original Class B-3 Subordination Level is equal to 0.750000204795%.

                Section 12.78. Original Class B-4 Percentage . The Original Class B-4 Percentage is 0.250000004949%.

                Section 12.79. Original Class B-4 Stated Amount . The Original Class B-4 Stated Amount is $500,136.00.

                Section 12.80. Original Class B-4 Subordination Level . The Original Class B-4 Subordination Level is equal to 0.500000199846%.

                Section 12.81. Original Class B-5 Percentage. The Original Class B-5 Percentage is 0.500000199846%.

                Section 12.82. Original Class B-5 Stated Amount . The Original Class B-5 Stated Amount is $1,000,272.38.

                Section 12.83. Original Class M Percentage . The Original Class M Percentage is 2.000000039589%.

                Section 12.84. Original Class M Stated Amount . The Original Class M Stated Amount is $4,001,088.00.

                Section 12.85. Original Class M Subordination Level. The Original Class M Subordination Level is equal to 3.500000259230%.

                Section 12.86. Original Subordinated Stated Amount . The Original Subordinated Stated Amount is the sum of the Original Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Stated Amounts. The Original Subordinated Stated Amount is equal to $11,002,992.38.

                Section 12.87. Participant . A participating organization in the Clearing Agency.

                Section 12.88. Paying Agent . The Trustee shall act as the initial Paying Agent. However, the Servicer may at any time appoint a Paying Agent for all of the Certificates. Any such Paying Agent may be removed, and any other Paying Agent appointed.

                Section 12.89. PO Loss Amount. With respect to each Distribution Date, the sum of (i) the difference, if any, between the Class A PO Principal Amount for such Distribution Date and the amount distributed in reduction of the Stated Amount of the Class A-9 CitiCertificates on such Distribution Date pursuant to Paragraph third of Section 13.01(b) and (ii) the PO Percentage of each Realized Loss (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses).

                Section 12.90. PO Percentage. A fraction, expressed as a percentage, (a) for each Discount Mortgage Loan, the numerator of which is 7.50% minus the Net Note Rate and the denominator of which is 7.50% and (b) for each Premium Mortgage Loan, 0.0%.

                Section 12.91. Premium Mortgage Loan. Each Mortgage Loan having a Net Note Rate of 7.50% per annum or greater.

                Section 12.92. Pro Rata Allocation Test. The "Pro Rata Allocation Test" will be satisfied on any Distribution Date if all of the following conditions are satisfied: (i) the Subordinated CitiCertificate Percentage on such Distribution Date is at least double the Subordinated CitiCertificate Percentage on the Closing Date, (ii) the aggregate Adjusted Balance of Mortgage Loans delinquent 60 days or more (including, for this purpose, Mortgage Loans in foreclosure and real estate owned by the Trust as a result of Mortgagor default) averaged over the last six months, as a percentage of the sum of the Class M Stated Amount and the Class B Stated Amount averaged over the last six months, is less than 50% and (iii) cumulative Realized Losses do not exceed 30% of the Original Subordinated Stated Amount.

                Section 12.93. Rating Agencies . The Rating Agencies for the Class A CitiCertificates are S&P and Fitch, and for the Class M and Class B CitiCertificates, Fitch.

                Section 12.94. Record Date . The Record Date for each Distribution Date will be the close of business (a) on the last day of the month preceding the month of the applicable Distribution Date in the case of CitiCertificates that are not LIBOR CitiCertificates and (b) on the 15th day of the month of the applicable Distribution Date in the case of the LIBOR CitiCertificates.

                Section 12.95. Reference Banks. Each Reference Bank (i) shall be a leading bank engaged in transactions in Eurodollar deposits in the International Eurocurrency Market; (ii) shall not control, be controlled by, or be under common control with CMSI; and (iii) shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if CMSI should terminate the appointment of any such Reference Bank, CMSI will promptly appoint another leading bank meeting the criteria specified above and notify the Trustee in writing of such appointment. The initial Reference Banks shall be Barclays PLC, Bankers Trust Company and The Bank of Tokyo, Ltd.

                Section 12.96. Right to Repurchase . The right of CMSI to repurchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon, among other things, the aggregate Adjusted Balance of such Mortgage Loans being less than $10,002,719.80 at the time of any such repurchase.

                Section 12.97. Servicing Fee . The Servicing Fee is a monthly fee equal to 0.25% per annum of the aggregate Adjusted Balance of each Mortgage Loan as of the close of business on the first day of the month next preceding the month in which the related Distribution Date occurs, payable to the Servicer out of each payment received by it on account of interest on such Mortgage Loan during the related Due Period, to the extent that the amount of such payment of interest exceeds the amount of interest with respect to such Mortgage Loan to be deposited in the Certificate Account.

                Section 12.98. Single Certificate . A Single Certificate evidences, in the case of a Class A-1, Class A-2, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 CitiCertificates, $1.00 Initial Stated Amount, in the case of a Class A-3 CitiCertificates, $1.00 initial notional amount, in the case of a Class A-9 CitiCertificate, a Class M CitiCertificate or a Class B CitiCertificate, $1,000 Initial Stated Amount, in the case of a Class A-IO Certificate, a 1% undivided interest and, in the case of a Residual Certificate, 1% Percentage Interest.

                Section 12.99. Spread Percentage . The Spread Percentage shall be 0%.

                Section 12.99A. Standard Accrual Period. The Standard Accrual Period in respect of any Distribution Date is the first day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-Off Date) through the last day of the month preceding the month of such Distribution Date.

                Section 12.99B. Startup Day . The Startup Day will be December 19, 1996.

                Section 12.99C. Stated Rate . The Stated Rate for the CitiCertificates is as set forth or described in Section 12.01(a).

                Section  12.99D.   Trustee   Advances  .  The  Trustee  (in  its
individual capacity) hereby undertakes to make Trustee Advances in accordance with Section 8.13.

                Section 12.99E. Unpaid PO Loss Amount. For any Distribution Date, the difference between (a) the sum of the PO Loss Amount for that and prior Distribution Dates and (b) amounts distributed to the Class A-9 CitiCertificates pursuant to Paragraph fourth of Section 13.01(b).

                Section  12.99F.   Upper-Tier   Certificates  .  The  Upper-Tier
Certificates shall consist of the Class A-2 and Class A-3 CitiCertificates and the Class R Certificate.

                Section 12.99G. Upper-Tier REMIC. The Upper-Tier REMIC is one of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Class L Regular Interest and such amounts as shall from time to time be held in the Upper-Tier REMIC Account.

                Section 12.99H. Wire Transfer Eligibility . The minimum number of Single Certificates eligible for wire transfer on each Distribution Date, in the case of CitiCertificates, is 1,000,000 (representing a $1,000,000 Initial Stated Amount or initial notional amount) and, in the case of each Class of Residual Certificates, a 100% Percentage Interest.

                Section 12.99I. REMIC-Related Covenants . For as long as the Trust Fund shall exist, CMSI and the Trustee shall act in accordance herewith to assure continuing treatment of the Trust Fund for federal income tax purposes as two segregated asset pools, and the treatment of each such segregated asset pool as a REMIC and to avoid the imposition of tax on the Trust Fund, the Upper-Tier REMIC or the Lower-Tier REMIC.

                (a) CMSI shall maintain books with respect to each such REMIC on a calendar year taxable year and on the accrual method of accounting.

                (b) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Certificates, and (with respect to the Lower-Tier REMIC) the Class L Regular Interest.

                (c) Except as otherwise provided in the Code, CMSI shall not grant, and the Trustee shall not accept, property unless (i) substantially all of the property held by each such REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be granted to either REMIC after the Startup Day, unless such grant would not subject either REMIC to the 100% tax on contributions to a REMIC after the Startup Day imposed by Code Section 860G(d).

                (d) The Trustee shall not accept on behalf of the Trust Fund or either of the Upper-Tier REMIC or the Lower-Tier REMIC any fee or other compensation for services and shall not accept on behalf of the Trust Fund any income from assets other than those permitted to be held by a REMIC.

                (e) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans, or of an Eligible Investment held in the Certificate Account or the Upper-Tier REMIC Account (other than in accordance with Sections 2.02, 2.03, 2.04 and 3.02(d)) unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and is in accordance with Section 9.01 and Section 12.96.

                Section 12.99J. Expenses and Liabilities of the Trust Fund . CMSI, as Servicer, shall be liable for all expenses, liabilities and obligations of the Trust Fund (other than the obligation to make distributions in reduction of Stated Amount of the CitiCertificates and the Class L Regular Interest, the obligation to make distributions of interest on the CitiCertificates and the Class L Regular Interest and the obligation to make distributions to the Class A-IO Certificates) including those set forth in Section 8.05 hereof. To the extent such expenses, liabilities or obligations consist of federal income taxes, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property and taxes on certain contributions to a REMIC after the Startup Day, nothing shall prevent the Servicer from contesting any such tax, if permitted by law, pending the outcome of such proceedings. If the Trustee determines that on any Distribution Date the amount in the Certificate Account due CMSI as its Servicing Fee, after the distribution of all amounts required to be distributed to the Holders of the Certificates has been made, is insufficient to pay expenses or meet any obligation of the Trust Fund, the Trustee shall give notice of any shortfall to CMSI setting forth the basis for such expenses. Within ten Business Days of such notice, CMSI shall deliver to the Trustee immediately available funds in the amount of such expenses.

                Section 12.99K. Tax Matters Person . If in any taxable year there shall be more than one Holder of the Class LR or Class R Certificates, a tax matters person may be designated with respect to the Lower-Tier REMIC or Upper-Tier REMIC, respectively, who shall have the same duties with respect to the respective REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code, and who shall be, in order of priority,
(i) the Servicer or an Affiliate of the Servicer, if the Servicer or such Affiliate is the Holder of a Class LR or Class R Certificate, as the case may be, at any time during the taxable year or at the time such designation is made,
(ii) if the Servicer is not a Holder of a Class LR or Class R Certificate at the relevant time, the Servicer as agent for the Holders of the Class LR or Class R Certificates, if such designation is permitted to be made under the Code or
(iii) such Holder of a Class LR or Class R Certificate or person who may be designated a tax matters person in the same manner in which a tax matters partner may be designated under applicable Treasury Regulations, including Treasury Regulations ss. 1.860F-4(d) and temporary Treasury Regulations ss. 301.6231(a)(7)-1T.

                                  ARTICLE XIII

                 SUBORDINATION; PRIORITIES; ALLOCATION OF LOSSES

            Section 13.01. Subordination; Priority of Distributions.

                (a) The rights of the holders of the Class M CitiCertificates to receive distributions in respect thereof on any Distribution Date shall be subordinated to the rights of the Class A CitiCertificateholders and the Class A-IO Certificateholders to receive distributions (and to distributions on the Class L Regular Interest) to the extent, and only to the extent, described herein. The rights of the holders of any Class B Subclass to receive distributions in respect of such Class B Subclass on any Distribution Date shall be subordinated to the rights of the Class A and Class M CitiCertificateholders, the Class A-IO Certificateholders and the holders of each Class B Subclass having a lower numerical designation to receive distributions (and to distributions on the Class L Regular Interest) to the extent, and only to the extent, described herein. The right of CMSI to receive its Servicing Fee shall not be subordinated to the rights of the Class A or Class M
CitiCertificateholders, the Class A-IO Certificateholders or the Class B CitiCertificateholders.

                (b) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

                first, to the Subclasses of Class A CitiCertificates and to the Class A-IO Certificates, pro rata, based upon their respective Class A Subclass Interest Amounts and the Distributable Class A-IO Interest Amount, in an aggregate amount up to the Class A Interest Amount plus the Distributable Class A-IO Interest Amount;

                second, to the Subclasses of Class A CitiCertificates and the Class A-IO Certificates, pro rata, based upon their respective Class A Subclass Interest Shortfall Amounts and the Class A-IO Unpaid Interest Shortfall, in an aggregate amount up to the Class A Unpaid Interest Shortfall plus the Class A-IO Unpaid Interest Shortfall;

                third, to the Subclasses of Class A CitiCertificates, in an aggregate amount up to the Class A Principal Distribution Amount, such distribution to be allocated among such Subclasses in accordance with Section 12.01(c) or Section 13.01(c), as applicable;

                fourth, to the Class A-9 CitiCertificates, in an aggregate amount equal to the lesser of (a) Available PO Loss Funds and (b) any Unpaid PO Loss Amounts;

                fifth, to the Class M CitiCertificates in an amount up to the Class M Interest Amount;

                sixth, to the Class M CitiCertificates in an amount up to the Class M Unpaid Interest Shortfall Amount;

                seventh, to the Class M CitiCertificates in an amount up to the Class M Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                eighth, to the Class B-1 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                ninth, to the Class B-1 CitiCertificates in an amount up to the Class B-1 Unpaid Interest Shortfall Amount;

                tenth, to the Class B-1 CitiCertificates in an amount up to the Class B-1 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                eleventh, to the Class B-2 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                twelfth, to the Class B-2 CitiCertificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

                thirteenth, to the Class B-2 CitiCertificates in an amount up to the Class B-2 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                fourteenth, to the Class B-3 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                fifteenth, to the Class B-3 CitiCertificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

                sixteenth, to the Class B-3 CitiCertificates in an amount up to the Class B-3 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                seventeenth, to the Class B-4 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                eighteenth, to the Class B-4 CitiCertificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

                nineteenth, to the Class B-4 CitiCertificates in an amount up to the Class B-4 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                twentieth, to the Class B-5 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                twenty-first, to the Class B-5 CitiCertificates in an amount up to the Class B-5 Unpaid Interest Shortfalls;

                twenty-second, to the Class B-5 CitiCertificates in an amount up to the Class B-5 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount; and

                twenty-third, to the Holder of the Class LR Certificate.

                (c) On each Distribution Date occurring on or subsequent to the Subordination Depletion Date, the Class A Principal Distribution Amount shall be distributed among the Subclasses of Class A CitiCertificates as set forth in
Section 12.01(d) and the Class A Interest Amount shall be distributed among the Class A Subclasses pro rata in accordance with their respective Class A Subclass Interest Amounts.

                (d) (i) if on any Distribution Date the Current Class M Subordination Level is less than the Original Class M Subordination Level, then the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive any distributions in reduction of Stated Amount and the Class B-1 Percentage, Class B-2 Percentage, the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage, the Class B-1 Prepayment Percentage, the Class B-2 Prepayment Percentage, the Class B-3 Prepayment Percentage, the Class B-4 Prepayment Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date;

                (ii) if on any Distribution Date the Current Class B-1 Subordination Level is less than the Original Class B-1 Subordination Level, then the Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-2 Percentage, the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage, the Class B-2 Prepayment Percentage, the Class B-3
Prepayment  Percentage,  the Class B-4  Prepayment  Percentage and the Class B-5
Prepayment Percentage shall each be equal to zero with respect to such Distribution Date;

                (iii) if on any Distribution Date the Current Class B-2 Subordination Level is less than the Original Class B-2 Subordination Level, then the Class B-3, Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage, the Class B-3 Prepayment Percentage, the Class B-4 Prepayment Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date;

                (iv) if on any Distribution Date the Current Class B-3 Subordination Level is less than the Original Class B-3 Subordination Level, then the Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-4 Percentage, the Class B-5 Percentage, the Class B-4 Prepayment Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date; and

                (v) if on any Distribution Date the Current Class B-4 Subordination Level is less than the Original Class B-4 Subordination Level, then the Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-5 Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date.

                (f) No Class A Subclass Interest Shortfall, Class A Unpaid Interest Shortfall, Unpaid PO Loss Amount, Class A-IO Unpaid Interest Shortfall, Class M Unpaid Interest Shortfall, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Interest Shortfall or Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Unpaid Interest Shortfall will itself bear interest.

                Section 13.02. Allocation of Realized Losses; Recoveries .

                (a) With respect to any Distribution Date, prior to the Subordination Depletion Date, the applicable Non-PO Percentage of the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

                first, to the Class B-5 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                second, to the Class B-4 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                third, to the Class B-3 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                fourth, to the Class B-2 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                fifth, to the Class B-1 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero; and

                sixth, to the Class M CitiCertificates until their Stated Amount has been reduced to zero.

                With respect to any Distribution Date, the applicable PO Percentage of such losses will be allocated to the Stated Amount of the Class A-9 CitiCertificates.

                With respect to any Distribution Date on or after the Subordination Depletion Date, the applicable Non-PO Percentage of such losses will be allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates), pro rata among such Subclasses on the basis of their respective Class A Subclass Stated Amounts.

                This allocation of Realized Losses will be effected through the reduction of the applicable Subclass Stated Amount.

                Losses and delinquencies resulting from Extraordinary Events will be allocated in the same manner as Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses as set forth in Section 13.02(b).

                (b) The principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated as follows:
The applicable PO Percentage of such Realized Losses shall be allocated to the Class A-9 CitiCertificates and the applicable Non-PO Percentage of such Realized Losses shall be allocated on a pro rata basis among the Class A Subclasses (other than the Class A-9 CitiCertificates), Class M CitiCertificates and Class B Subclasses based on the Stated Amount of each such Subclass or Class, prior to giving effect to distributions in reduction of Stated Amount on the relevant Distribution Date.

                (c) Any Realized Losses allocated to a Subclass of Class A or Class B CitiCertificates or the Class M CitiCertificates pursuant to Section 13.02(a) or Section 13.02(b) shall be allocated among the CitiCertificates of such Subclass or Class based on their respective Stated Amounts.

                (d) In the  event  that  there is a  recovery  of an  amount  in respect of principal which had previously been allocated as a Realized Loss to any one or more Subclasses of Class A CitiCertificates, the Class M CitiCertificates or any one or more Subclasses of Class B CitiCertificates, the amount of such recovery shall be distributed to the Class A CitiCertificates in the same manner as such loss was allocated to such Class A Subclass, but only if and to the extent the Class A CitiCertificates had theretofore been allocated any Realized Losses in respect of principal. The amount of such recovery allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates) is referred to as the "Reimbursable Class A Non-PO Losses". The amount of such recovery allocated to the Class A-9 CitiCertificates (exclusive of amounts in respect of such a Realized Loss previously distributed in respect of the Class A-9 CitiCertificates as reimbursement of Unpaid PO Loss Amounts) is referred to as the "Reimbursable Class A PO Losses". Any remaining amount of any such recovery shall be distributed to the Class M CitiCertificates but only if and to the extent that the Class M CitiCertificates had theretofore been allocated any Realized Losses ("Reimbursable Class M Losses"), then to the Class B-1 CitiCertificates but only if and to the extent that the Class B-1 CitiCertificates had theretofore been allocated any Realized Losses and then to the Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates in like manner (collectively, the "Reimbursable Class B Losses"). A Subclass or Class of CitiCertificates that is no longer outstanding shall not be entitled to any share of any such recovery.

                (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated proportionately between the CitiCertificates and the Class A-IO Certificates based on (in the case of the CitiCertificates) the sum of (i) the interest accrued at the Net Note Rate of the Discount Mortgage Loans and (ii) the product of 7.50% per annum and the aggregate Adjusted Balance of the Premium Mortgage Loans and (in the case of Class A-IO Certificates) the Class A-IO Interest Amount, and among the Class A, Class M and Class B CitiCertificates, pro rata based on the Class A Interest Amount, the Class M Interest Amount and the Class B Interest Amount. Any such loss allocated to the Class A CitiCertificates shall be allocated among the outstanding Subclasses of Class A CitiCertificates based on their Class A Subclass Interest Percentages. Any such loss allocated to the Class B CitiCertificates will be allocated between the outstanding Subclasses of Class B CitiCertificates based on their Class B Subclass Interest Percentages. After the Subordination Depletion Date, the interest portion of Realized Losses will be allocated among the outstanding Subclasses of Class A CitiCertificates and the Class A-IO Certificates as described above. The amount of such losses allocated to the Class A-IO Certificates will reduce the Class A-IO Interest Amount for such Distribution Date.

                (f) Realized  Losses  allocated in accordance  with this Section
13.02 will be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, (x) in the case of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses, prior to giving effect to distributions made under
Section 13.01 on such Distribution Date and (y) in the case of all other Realized Losses, giving effect to distributions made under Section 13.01 on such Distribution Date.

                (g) On each Distribution Date occurring subsequent to the Subordination Depletion Date, the interest portion of Realized Losses and the interest portion of Remittance Delinquencies not covered by Voluntary Advances, Trustee Advances, Advance Account Advances or Certificate Account Advances with respect to such Distribution Date will be allocated pro rata between the CitiCertificates and the Class A-IO Certificates. The pro rata allocation of such losses and delinquencies between the Class A CitiCertificates and the Class A-IO Certificates will be made in the same manner as Prepayment Interest
Shortfalls are allocated between the CitiCertificates and the Class A-IO Certificates. The amount allocated to the Class A-IO Certificates will reduce the Distributable Class A-IO Interest Amount for such Distribution Date.

                Section  13.03.   Class  L  Regular  Interest   Allocations  and
Distributions.

                (a) On each Distribution Date, the Class L Regular Interest shall receive a distribution in respect of principal equal to the amount distributed in reduction of Stated Amount of the Class A-2 CitiCertificates.

                As of any date, the Stated Amount of the Class L Regular Interest will equal the Stated Amount of the Class A-2 CitiCertificates.

                On each Distribution Date, the Class L Regular Interest shall receive a distribution in respect of interest equal to the amount distributed in respect of interest to the Class A-2 and Class A-3 CitiCertificates.

                (b) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses will be allocated to the Class L Regular Interest in an amount equal to the amount allocated to the Class A-2 CitiCertificates.

                With respect to any Distribution Date, the interest portion of Realized Losses will be allocated to the Class L Regular Interest in the same manner as interest is allocated to such Class L Regular Interest.

                (c) No interest shortfall amount or unpaid interest shortfall on the Class L Regular Interest will bear interest.

                (d) The Distribution Date Statement prepared by the Servicer pursuant to Section 3.03(f) shall include the following additional information:

                 (i) the  distributions  of principal in reduction of the Stated
             Amount of the Class L Regular Interest and the Stated Amount of the Class L Regular Interest that will remain outstanding after giving effect to such distribution;

                 (ii) the  amount of  interest  that has  accrued on the Class L
             Regular Interest and any Non-Supported Interest Shortfall allocated thereto;

                 (iii) the amount of interest to be distributed on the Class L
             Regular Interest;

                 (iv) the  amount of the  principal  portion  of Excess  Special
             Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to the Class L Regular Interest; and

                 (v) the  interest  portion of Excess  Special  Hazard  Losses,
             Excess Fraud Losses and Excess Bankruptcy Losses allocable to the Class L Regular Interest.

         Section 13.04 Distributions on the Residual Certificates . Upon a termination of the Trust in accordance with Section 9.01, the Class LR Certificate shall receive all amounts remaining in the Certificate Account and the Class R Certificate shall receive any amounts remaining in the Upper-Tier REMIC Account after all required distributions on the CitiCertificates, the Class A-IO Certificates and the Class L Regular Interest have been made.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers and their respective seals to be hereunto affixed, all as of the day and year first above written.


                       CITICORP MORTGAGE SECURITIES, INC.

[SEAL]
                           By____________________
                             John Outland
                             Senior Vice President




                       THE BANK OF NEW YORK, in its individual capacity and as
                         Trustee

[SEAL]
                           By____________________

                             Vice President

State of New York        )
                         )  ss.:
County of New York       )

                 On the 19th day of December 1996 before me, a notary public in and for the State of New York, personally appeared John Outland known to me who, being by me duly sworn, did depose and say that he resides at New York, New York; that he is a Vice President of Citicorp Mortgage Securities, Inc., one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             -----------------------------------
                                                 Notary Public

[Notarial Seal]




State of New York        )
                         )  ss.:
County of New York       )

                 On the 19th day of December 1996 before me, a notary public in and for the State of New York, personally appeared ________________ known to me who, being by me duly sworn, did depose and say that he resides at ____________, New York, New York 10016, that she is a Vice President of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said New York banking corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said New York banking corporation; and that he signed his name thereto by like authority.



                                             -----------------------------------
                                                 Notary Public

[Notarial Seal]

              ----------------------------------------------------
                         STANDARD TERMS FOR POOLING AND

                              SERVICING AGREEMENTS

                           FOR SINGLE-TIER THREE-CLASS

                                CITICERTIFICATES
              ----------------------------------------------------


                          Dated as of December 1, 1996

                 REMIC Pass-Through Certificates, Series 1996-1

              -----------------------------------------------------

         THESE STANDARD TERMS FOR POOLING AND SERVICING AGREEMENTS FOR SINGLETIER THREE-CLASS CITICERTIFICATES, dated as of December 1, 1996 (the "Standard Terms Document"), declare the basic terms and conditions upon which one or more series of pass-through certificates packaged and serviced by Citicorp Mortgage Securities, Inc. are to be issued, authenticated and delivered from time to time pursuant to, with respect to each such series, a Pooling and Servicing Agreement (a "Pooling Agreement") between CMSI as packager, servicer and master servicer, and the institution named therein as trustee establishing such series.

         This Standard Terms  Document as  incorporated  in a Pooling  Agreement shall apply to the series of pass-through certificates established thereby to the extent provided therein. Hereinafter, references to the "Pooling Agreement" and the pass-through certificates executed and delivered thereunder and to terms such as "this Agreement", "herein", "hereof" and words of similar import shall refer only to a particular Pooling Agreement, including as and to the extent incorporated therein this Standard Terms Document, and the series of pass-through certificates established thereby.

                                    ARTICLE I

                                   DEFINITIONS

         Section  1.01.  Definitions.   Whenever  used in this  Agreement,  the
following words and phrases, unless die context otherwise requires, shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Whenever any reference is made to an amount the determination or calculation of which is governed by
Section 1.02, the provisions of Section 1.02 shall be applicable to such determination or calculation, whether or not reference is specifically made to
Section 1.02, unless some other method of calculation or determination is expressly specified in the particular provision.

         Accountant: A Person engaged in the practice of accounting who (except when this Pooling Agreement provides that an Accountant must be independent) may be employed by or affiliated with CMSI or an Affiliate of CMSI.

         Act:  The Securities Act of 1933, as amended.

         Adjusted Balance: With respect to any Mortgage Loan as of any date, the scheduled principal balance thereof as of the close of business on the first day of the month in which such date falls (whether or not any scheduled principal payments have been received), without regard to any adjustments thereof in connection with Mortgagor bankruptcies (other than a Deficient Valuation), less any Principal Prepayments thereon or in respect thereof received or posted prior to the close of business on the business day preceding such first day (or, in the case of the Cut-Off Date, any Principal Prepayments thereon or in respect thereof received or posted prior to the close of business on the Cut-Off Date).

         Advance Account: The account established and maintained pursuant to the Advance Account Depository Agreement. Such account shall meet the requirements stated in Section 11.02 hereto for the Certificate Account or shall be held in the corporate trust department of a depository institution with trust powers.

         Advance Account Advances: The aggregate of the Trustee Failure Advances made from the Advance Account pursuant to Section 8.14, and deposited into the Certificate Account, the amount of any such Advance Account Advance with respect to a Distribution Date being no more than the Advance Account Available Advance Amount.

         Advance Account Available Advance Amount: As defined in the Advance Account Depository Agreement.

         Advance Account Depository Agreement: The Advance Account Depository Agreement to be executed by the Advance Account Depository, the Trustee, in its individual capacity and as Trustee, and the Servicer. substantially in the form attached hereto on or before an Advance Account Funding Date.

         Advance Account Depository: The depository institution with which the Advance Account will be maintained pursuant to the Advance Account Depository Agreement.

         Advance Account Funding Date: The tenth Business Day following the Advance Account Trigger Date.

         Advance Account Reimbursement Amount: As defined in Section 8.14.

         Advance Account Trigger Applicability: As specified in Article XII.

         Advance Account Trigger Date: The date upon which the senior long ten-n debt of Citicorp or the Trustee is downgraded by Moody's below Baa3 and Al, respectively; provided, however, if Moody's has advised the Servicer that such downgrade would not cause the Class A CitiCertificates or the Class B CitiCertificates to be downgraded then such date shall not be considered an Advance Account Trigger Date for purposes of this Agreement. If Moody's advises the Servicer pursuant to the above proviso, Moody's may also specify the new rating levels at which a downgrade would result in an Advance Account Trigger
Date and such rating levels shall replace the rating levels specified in the preceding sentence.

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Affiliated   Certificate   Account   Advance:  With  respect  to  any
Distribution Date, the amount of any Affiliated Uncommitted Cash to be distributed to Certificateholders to cover Remittance Delinquencies related to any Affiliated Mortgage Loan on such Distribution Date.

         Affiliated Mortgage Loans: The Mortgage Loans listed in Exhibit B-2 hereto.

         Affiliated Prepayment Interest Shortfall Amount: With respect to any Distribution Date and the CitiCertificates or the Class A-IO Certificates, the pro rata share of the Prepayment Interest Shortfalls for the Affiliated Mortgage Loans allocated thereto based on (in the case of the CitiCertificates) the sum of (1) the interest accrued at the Net Note Rates of the Discount Mortgage Loans which are Affiliated Mortgage Loans during the related Due Period and (ii) the product of (x) 7.50% per annum and (y) the aggregate Adjusted Balance of the Premium Mortgage Loans or (in the case of the Class A-IO Certificates) the Class A-IO Interest Amount.

         Affiliated Trustee Advances: The aggregate of the advances with respect to any Affiliated Mortgage Loans made by the Trustee pursuant to Section 8.13, and deposited into the Certificate Account, the amount of any such Affiliated Trustee Advance with respect to a Distribution Date being no more than (a) the aggregate of Remittances on the Affiliated Mortgage Loans that were due on the preceding Due Date and delinquent as of the related Determination Date less (b) the sum of Voluntary Advances in respect of Affiliated Mortgage Loans and the amount of Affiliated Uncommitted Cash.

         Affiliated Uncommitted Cash: Any Uncommitted Cash relating to an Affiliated Mortgage Loan.

         Agent: As defined in Section 5.02.

         Aggregate Outstanding Advances: As of any Determination Date, the aggregate of Net Voluntary Advances, Net Trustee Advances and Net Advance Account Advances made by CMSI, as Servicer or Master Servicer, as the case may be, or the Trustee (in its individual capacity, pursuant to Section 8.13) for the period from the Cut-Off Date to such Determination Date (plus any Voluntary Advances, Trustee Advances, Advance Account Advances, Affiliated Certificate Account Advances and Conduit Certificate Account Advances to be made on the next succeeding Distribution Date).

         Aggregate Pool Value Change: With respect to any Determination Date, an amount equal to

         (a) the aggregate of the Pool Values of all Mortgage Loans, determined as of the preceding Determination Date (or, in the case of the first Determination Date, the aggregate of the Pool Values of all Mortgage Loans as of the Cut-Off Date), less

         (b) the aggregate of the Pool Values of all such Mortgage Loans determined as of such Determination Date.

         Appraisal : With respect to a Mortgage Loan, the appraisal conducted in connection with the origination of such Mortgage Loan, whether originated upon the purchase of the related Mortgaged Property or in connection with a refinancing.

         Assumed Reinvestment Rate : The respective percentage or percentages per annum specified in Article XII, compounded monthly unless otherwise specified in Article XII.

         Authenticating  Agent : The Authenticating  Agent appointed pursuant to
Section 8.12 and identified in Article XII which is authorized by the Trustee to authenticate the Certificates on behalf of the Trustee. The Authenticating Agent may be an Affiliate of CMSI.

         Authorized Officer : With respect to CMSI, the Chairman of the Board of Directors, the President, any Executive Vice President, Senior Vice President, Vice President, Controller, Assistant Controller, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, or any other natural person designated in an Officer's Certificate signed by any of the foregoing officers and furnished to the Trustee.

         Available PO Loss Funds : As defined in Article XII.

         Bankruptcy Code: The United States Bankruptcy Code of 1978, as amended.

         Bankruptcy Coverage Termination Date : The Distribution Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Subordination Depletion Date, if earlier).

         Bankruptcy Loss : With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer without giving effect to any Debt Service Reduction.

         Bankruptcy Loss Amount : As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal the Initial Bankruptcy Loss Amount minus the aggregate amount of Bankruptcy Losses since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date
coinciding  with  or  preceding  the  such   Distribution  Date  (the  "Relevant
Anniversary") and (b) $100,000 minus (2) the aggregate amount of Bankruptcy Losses since the Relevant Anniversary.

         The Bankruptcy Loss Amount may be further reduced by CMSI (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, CMSI shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the CitiCertificates by each Rating Agency and shall provide a copy of such written confirmation to the Trustee.

         Beneficial Owner : With respect to a Certificate held by a Clearing Agency, the Person who is the beneficial owner of such Certificate as reflected on the books of such Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         Book-Entry Certificates: The Classes or Subclasses of CitiCertificates specified as such in Article XII.

         Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or in the cities where the Trustee, any Paying Agent, the Servicer and the Subservicer, if any, are located are authorized or obligated by law or executive order to be closed or, if there are Book-Entry Certificates, any day on which the relevant Clearing Agency is closed.

         Buydown Account: The deposit account or accounts, which may bear interest, created and maintained by CMSI in the name of the Trustee for the benefit of the Mortgagors, subject to the rights of the Trustee pursuant to the Buydown Subsidy Agreements.

         Buydown Funds: Funds contributed at origination by the seller or buyer of a property subject to a Buydown Mortgage Loan, or by any other source, plus interest earned thereon, in order to reduce the payments required from the Mortgagor for a specified period in specified amounts.

         Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Subsidy Agreement, (i) the Mortgagor pays less than the full monthly payments specified the Mortgage Note for a specified period and (ii) the difference between the payments required under such Buydown Subsidy Agreement and the Mortgage Note is provided from Buydown Funds.

         Buydown Subsidy Agreement: The agreement relating to a Buydown Mortgage Loan pursuant to which an Originator may apply the Buydown Funds to a Mortgagor's payments.

         Calculated Class A Distribution Amount: With respect to any Distribution Date, the sum of (a) the Class A Interest Amount, (b) any Class A Unpaid Interest Shortfall, (c) the Class A Optimal Principal Amount and (d) the PO Loss Amount.

         Calculated Servicing Fee: With respect to any Distribution Date, the Servicing Fee for each Affiliated Mortgage Loan as set forth in Article XII without regard to whether the Servicer has received a payment on account of interest with respect to such Mortgage Loan.

         Certificate: Any CitiCertificate, Class A-IO Certificate or Residual Certificate.

         Certificate Account: The account or accounts created and maintained pursuant to Sections 3.02 and 3.04. The term Certificate Account shall be deemed to include an Alternative Certificate Account (as defined in Section 11.02).

         Certificate Account Deposit Date: As to any Distribution Date, the Business Day preceding such Distribution Date.

         Certificate Register and Certificate Registrar: The register maintained pursuant to Section 5.02 and the Certificate Registrar identified in
Article XII.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register.

         Citibank:  Citibank, N.A., a national banking association.

         CitiCertificateholder:  A Holder of a CitiCertificate.

         CitiCertificates:  The  certificates  defined as such  pursuant  to
Article XII.

         CitiMae Mortgage Loans: The Mortgage Loans (if any) listed in Exhibit B-1 hereto.

         CitiMae Prepayment Interest Shortfall Amount: With the respect to any Distribution Date and the CitiCertificates or the Retained Fixed Yield, the pro rata share of the Prepayment Interest Shortfall for the CitiMae Mortgage Loans allocated thereto based on (in the case of the CitiCertificates) the interest accrued at the NNRs of the CitiMae Mortgage Loans during the related Due Period or (in the case of the Retained Fixed Yield the aggregate Retained Fixed Yield Amount) for such Distribution Date.

         Class: With respect to CitiCertificates, any group of CitiCertificates designated as a Class in Article XII, with respect to the Class A-IO Certificates, all Class A-IO Certificates, with respect to the Class L Regular Interest, the regular interest in the Lower-Tier REMIC designated as such in
Article XII and with respect to Residual Certificates, all Residual Certificates having the same Class designation.

         Class  A   Certificateholder:   A  registered   holder  of  a  Class  A
CitiCertificate.

         Class A CitiCertificate: A Certificate of any Class or Subclass designated as a Class A CitiCertificate in Article XII.

         Class A Interest Amount: With respect to any Distribution Date prior to the Subordinated Depletion Date, the sum of the Class A Subclass Interest Amounts with respect to such Distribution Date.

         Class A Optimal Principal Amount: As defined in Article XII.

         Class A Prepayment Percentage: As defined in Article XII.

         Class A Percentage: As defined in Article XII.

         Class A Principal Distribution Amount: As defined in Article XII.

         Class A PO Principal Amount: As defined in Article XII.

         Class A Stated Amount: The sum of the Class A Subclass Stated Amounts of the Class A Subclasses.

         Class A Subclass: As specified in Article XII.

         Class A Subclass Interest Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-9 CitiCertificates), (i) the amount of interest accrued during the related Interest Accrual Period at the applicable Stated Rate on the Class A Subclass Stated Amount (or in the case of the Class A-3 CitiCertificates, the Class A-3 Notional Amount) of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates) with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates) with respect to such Distribution Date pursuant to Section 13.02(e).

         Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-9 CitiCertificates), the percentage calculated by dividing the Class A Subclass Interest Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof by the Class A Interest Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Amount).

         Class A Subclass Interest Shortfall Amount: As to any Distribution Date and Class A Subclass (other than the Class A-9 CitiCertificates), any amount by which the Class A Subclass Interest Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of
Section 13.01(b).

         Class A Subclass Loss Denominator: As to any Distribution Date, an amount equal to the sum of (1) the Class A Subclass Stated Amounts of the Class A Subclasses (other than the Class A-9 CitiCertificates) determined as of the preceding Distribution Date (after giving effect to distributions in reduction of Stated Amounts and allocations of losses on such date).

         Class A Subclass Loss Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-9 CitiCertificates), the percentage calculated by dividing the Class A Subclass Stated Amount of such Class A Subclass by the Class A Subclass Loss Denominator, in each case determined as of the preceding Distribution Date (after giving effect to distributions in reduction of Stated Amount and allocations of losses on such date); provided that in the case of the Class A-3 CitiCertificates, such percentage shall be zero for all Distribution Dates.

         Class A Subclass Stated Amount: As of the first Distribution Date and as to any Class A Subclass, the Initial Stated Amount of such Class A Subclass as set forth in Section 12.01(a). As of any subsequent Distribution Date prior to the Subordination Depletion Date and as to any Class A Subclass (other than the Class A-9 CitiCertificates), the Initial Stated Amount of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates pursuant to Paragraph third of
Section 13.01(b) and (b) the Class A Subclass Loss Percentage of such Class A Subclass of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates) pursuant to Section 13.02. On each Distribution Date on or after the Subordination Depletion Date, each Class A Subclass Stated Amount (other than with respect to the Class A-9 CitiCertificates) will also be reduced on each Distribution Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the difference if any between (1) the Class A Stated Amount (after subtracting the Stated Amount of the Class A-9 CitiCertificates) for such Distribution Date without regard to this sentence and (2) the Non-PO Pool Adjusted Balance for the preceding Distribution Date. As of any Distribution Date the Class A Subclass Stated Amount of the Class A-9 CitiCertificates will equal the difference between the Pool Adjusted Balance and the Non-PO Pool Adjusted Balance as of such date.

         Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass on prior Distribution Dates pursuant to Paragraph second of
Section 13.01(b) or, after the Subordination Depletion Date, pursuant to 13.01(c).

         Class A Unpaid Interest Shortfall: As to any Distribution Date prior to the Subordination Depletion Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfall for the Class A Subclasses.

         Class A-IO Interest Amount: As defined in Article XII.

         Class A-IO Interest Shortfall Amount: As to any Distribution Date, any amount by which the Distributable Class A-IO Interest Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class A-IO Certificates pursuant to Paragraph first of Section 13.01(b).

         Class A-IO Prepayment Interest Shortfall Amount: With respect to any Distribution Date, the aggregate of (x) the excess, if any, of (A) the Prepayment Interest Shortfall Amount allocated to the Class A-IO Certificates over (B) the Compensating Cap, less the portion of the Compensating Cap allocated to the CitiCertificates in respect of Prepayment Interest Shortfall Amounts.

         Class A-IO Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class A-IO Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class A-IO Certificates in prior Distribution Dates pursuant to Paragraph second of Section 13.01(b).

         Class A-3 Notional Amount: As defined in Article XII.

         Class A-3 Voting Interest: So long as the Class A-3 Certificates are Outstanding, 2.0%; thereafter
0%.

         Class  B   Certificateholder:   A  registered   holder  of  a  Class  B
CitiCertificate.

         Class B CitiCertificate: A Certificate of any Class or Subclass designated as a Class B CitiCertificate in Article XII.

         Class B Interest Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Amounts with respect to such Distribution Date.

         Class B Percentage: As defined in Article XII.

         Class B Prepayment Percentage: As defined in Article XII.

         Class B Principal Distribution Amount: With respect to any Distribution Date the sum of the Class B-1 Principal Distribution Amount, Class B-2 Principal Distribution Amount, Class B-3 Principal Distribution Amount, Class B-4 Principal Distribution Amount and Class B-5 Principal Distribution Amount.

         Class B Stated Amount: As to any Distribution Date, the sum of the Class B Subclass Stated Amounts of the Class B Subclasses.

         Class B Subclasses: As specified in Article XII.

         Class B Subclass Interest Amount: As to any Distribution Date and any Class B Subclass, (i) the amount of interest accrued during the related Interest Accrual Period at the applicable Stated Rate on the Class B Subclass Stated Amount of such Class B Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class B Subclass Interest Percentage of such Class B Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class B CitiCertificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B CitiCertificates with respect to such Distribution Date pursuant to Section 13.02(e).

         Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Amount of such Class B Subclass (determined without regard to clause
(ii) of the definition thereof) by the Class B Interest Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Amount).

         Class B Subclass Stated Amount: As to the first Distribution Date and any Class B Subclass, the Initial Stated Amount of such Class B Subclass as set forth in Section 12.01(a). As of any subsequent Distribution Date, the lesser of
(i) such Initial Stated Amount less the sum of (a) all amounts previously distributed in respect of such Class B Subclass on prior Distribution Dates pursuant to Paragraphs tenth, thirteenth, sixteenth, nineteenth and twenty-second, as applicable, of Section 13.01(b) and (b) the Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to such Class B Subclass pursuant to Section 13.02 and (ii) the Pool Adjusted Balance less the sum of the Class A Stated Amount, the Class M Stated Amount and the Class B Subclass Stated Amounts of the Class B Subclasses with lower numerical designations each as of the preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on such date).

         Class B Unpaid Interest Shortfall: With respect to any Distribution Date, the sum of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid
Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall and Class B-5 Unpaid Interest Shortfall.

         Class B-1 Interest Shortfall Amount: As to any Distribution Date any amount by which the Class B Subclass Interest Amount of the Class B-1
CitiCertificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 CitiCertificates pursuant to Paragraph eighth of Section 13.01(b).

         Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of

         (i) the Class B-1 Percentage of the applicable Non-PO Percentage of (A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (ii) the Class B-1 Prepayment Percentage of the applicable Non-PO Percentage of all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs, together with the Class B-1 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was the subject of a Principal Prepayment in full during the month preceding the month of such Distribution Date;

         (iii) the Class B-1 Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which became a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (iv) the Class B-1 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (v) the amount of any recovery in respect of a Realized Loss allocated to the Class B-1 CitiCertificates pursuant to Section 13.02(d).

         Class B-1 Percentage: As to any Distribution Date. the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-1 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

         Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by
(ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B- 1 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

         Class  B-1  Principal   Distribution   Amount:   With  respect  to  any
Distribution   Date,  the  amount  distributed  in  respect  of  the  Class  B-1
CitiCertificates pursuant to Paragraph tenth of Section 13.01(b).

         Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 CitiCertificates in prior Distribution Dates pursuant to Paragraph ninth of Section 13.01(b).

         Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Amount of the Class B-2
CitiCertificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 CitiCertificates on such Distribution Date pursuant to Paragraph eleventh of Section 13.01(b).

         Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

          (i) the Class B-2  Percentage of the applicable  Non-PO  Percentage of
(A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding

Mortgage Loan, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (ii) the Class B-2 Prepayment Percentage of the applicable Non-PO Percentage of all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs, together with the Class B-2 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was the subject of a Principal Prepayment in full during the month preceding the month of such Distribution Date;

         (iii) the Class B-2 Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan winch became a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (iv) the Class B-2 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (v) the amount of any recovery in respect of a Realized Loss allocated to the Class B-2 CitiCertificates pursuant to Section 13.02(d).

         Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the Percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-2 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13. 0 1 (d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). In the event that the Class B-2 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-2 Percentage for such Distribution Date will be zero.

         Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence. the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-2 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date), In the event that the Class B-2 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

         Class  B-2  Principal   Distribution   Amount:   With  respect  to  any
Distribution   Date  the  amount   distributed  in  respect  of  the  Class  B-2
CitiCertificates pursuant to Paragraph thirteenth of Section 13.01(b).

         Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 CitiCertificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 13.01(b).

         Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Amount of the Class B-3
CitiCertificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 CitiCertificates on such Distribution Date pursuant to Paragraph fourteenth of Section 13.01(b).

         Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

          (i) the Class B-3  Percentage of the applicable  Non-PO  Percentage of
(A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less
(B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (ii) the Class B-3 Prepayment Percentage of the applicable Non-PO Percentage of all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs, together with the Class B-3 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was die subject of a Principal Prepayment in full during the month preceding the month of such Distribution Date;

         (iii) the Class B-3 Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which became a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (iv) the Class B-3 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (v) the amount of any recovery in respect of a Realized Loss allocated to the Class B-3 CitiCertificates pursuant to Section 13.02(d).

         Class B-3 Percentage: As to any Distribution Date. except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-3 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). In the event that the Class B-3 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-3 Percentage for such Distribution Date will be zero.

         Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-3 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). In the event that the Class B-3 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

         Class  B-3  Principal   Distribution   Amount:   With  respect  to  any
Distribution   Date,  the  amount  distributed  in  respect  of  the  Class  B-3
CitiCertificates pursuant to Paragraph sixteenth of Section 13.01(b).

         Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 CitiCertificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 13.01(b).

         Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Amount of the Class B-4
CitiCertificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 CitiCertificates on such Distribution Date pursuant to Paragraph seventeenth of Section 13.01(b).

         Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

          (i) the Class B-4  Percentage of the applicable  Non-PO  Percentage of
(A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less
(B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (ii) the Class B-4 Prepayment Percentage of the applicable Non-PO Percentage of all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs, together with the Class B-4 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was subject of a Principal Prepayment in full during the month preceding the month of such Distribution Date;

         (iii) the Class B-4 Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which became a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (iv) the Class B-4 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (v) the amount of any recovery in respect of a Realized Loss allocated to the Class B-4 CitiCertificates pursuant to Section 13.02(d).

         Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-4 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). In the event that the Class B-4 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-4 Percentage for such Distribution Date will be zero.

         Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-4 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). In the event that the Class B-4 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

         Class  B-4  Principal   Distribution   Amount:   With  respect  to  any
Distribution   Date,  the  amount  distributed  in  respect  of  the  Class  B-4
CitiCertificates pursuant to Paragraph nineteenth of Section 13.01(b).

         Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 CitiCertificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 13.01(b).

         Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Amount of the Class B-5
CitiCertificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 CitiCertificates on such Distribution Date pursuant to Paragraph twentieth of Section 13.01(b).

         Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

         (i) the Class B-5 Percentage of the applicable Non-PO Percentage of (A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (ii) the Class B-5 Prepayment Percentage of the applicable Non-PO Percentage of all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs, together with the Class B-5 Prepayment Percentage of the applicable Non-PO Percentage of the adjusted Balance of each Mortgage Loan which was subject of a Principal Prepayment in full during the month preceding the month of such Distribution Date;

         (iii) the Class B-5 Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which became a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (iv) the Class B-5 Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (v) the amount of any recovery in respect of a Realized Loss allocated to the Class B-5 CitiCertificates pursuant to Section 13.02(d).

         Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-5 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with
Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). in the event that the Class B-5 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-5 Percentage for such Distribution Date will be zero.

         Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B Subclass Stated Amount of the Class B-5 CitiCertificates and the denominator of which is the sum of the Class B Subclass Stated Amounts of the Class B Subclasses (eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d)), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). In the event that the Class B-5 CitiCertificates are not eligible to receive distributions of principal in accordance with Section 13.01(d), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

         Class  B-5  Principal   Distribution   Amount:   With  respect  to  any
Distribution   Date,  the  amount  distributed  in  respect  of  the  Class  B-5
CitiCertificates pursuant to Paragraph twenty-second of Section 13.0 l(b).

         Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 CitiCertificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 13.01(b).

         Class M Interest Amount: As to any Distribution Date, the amount of interest accrued during the related Interest Accrual Period at the applicable Stated Rate on the Class M Stated Amount minus (x) any Non-Supported Interest Shortfall allocated to the Class M CitiCertificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M CitiCertificates with respect to such Distribution Date pursuant to Section 13.02(e).

         Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M CitiCertificates on such Distribution Date pursuant to Paragraph fifth of Section 13.01(b).

         Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

         (i) the Class M Percentage of the applicable Non-PO Percentage of (A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (ii) the Class M Prepayment Percentage of the applicable Non-PO Percentage of all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs, together with the Class M Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was subject of a Principal Prepayment in full during the month preceding the month of such Distribution Date;

         (iii) the Class M Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which became a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (iv) the Class M Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (v) the amount of any recovery in respect of a Realized Loss allocated to the Class M CitiCertificates pursuant to Section 13.02(d).

         Class M Percentage: (a) as to any Distribution Date on which any Class B Subclass is eligible to receive distributions in reduction of Stated Amount, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Subclass Stated Amounts of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with Section 13.01(d), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date) or (b) on all other Distribution Dates, the Subordinated Percentage.

         Class M Prepayment Percentage: (a) as to any Distribution Date on which any Class B Subclass is eligible to receive distributions in reduction of Stated Amount, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Subclass Stated Amounts of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with
Section 13.01(d), each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date) or (b) on all other Distribution Dates, the Subordinated Prepayment Percentage.

         Class M Principal Distribution Amount: With respect to any Distribution Date, the amount distributed in respect of the Class M CitiCertificates pursuant to Paragraph seventh of Section 13.01(b).

         Class M Stated Amount: As of any Distribution Date the lesser of (a) the Initial Stated Amount of the Class M CitiCertificates less (i) all amounts previously distributed to holders thereof in reduction of Stated Amount and (ii) such Class's pro rata share of the Non-PO Percentage of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to the Class M CitiCertificates and (b) the Pool Adjusted Balance minus the Class A Stated Amount, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on such date).

         Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M CitiCertificates on prior Distribution Dates pursuant to Paragraph sixth of Section 13.01(b).

         Class L Regular Interest: The uncertificated Lower-Tier REMIC regular interest designated as such pursuant to Article XII.

         Class LR Certificate: The Lower-Tier REMIC Residual Certificate designated as such in Article XII.

         Class R Certificate: The Upper-Tier REMIC Residual Certificate designated as such in Article XII.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder. The initial Clearing Agency is as designated in Article XII.

         Clearing Agency Participant: A broker, dealer, bank other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.
         CMSI: Citicorp Mortgage Securities, Inc., a corporation organized and existing under the laws of the State of Delaware, or its successors in interest.

         CMSI Fee: The aggregate amount of Expenses and Servicing Fee.

         CMSI Order: A written order or request signed in the name of CMSI by an Authorized Officer thereof.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations issued pursuant thereto.

         Commission: The Securities and Exchange Commission.

         Compensating Cap: With respect to any Distribution  Date, the lesser of
(a) the aggregate amount of the Servicing Fee actually received on the Mortgage Loans for such Distribution Date and (b) the product of (x) 0.125% and (y) one-twelfth of the Pool Adjusted Balance as of the preceding Distribution Date.

         Conduit Certificate Account Advance: With respect to any Distribution Date, the amount of any Conduit Uncommitted Cash to be distributed to Certificateholders to cover Remittance Delinquencies related to any CitiMae Mortgage Loan on such Distribution Date.

         Conduit Servicer: Any person with which the Master Servicer has entered into a Conduit Servicing Agreement and which satisfies the requirements set forth herein. Each CitiMae Mortgage Loan shall have a Conduit Servicer.

         Conduit Servicing Agreement: The written contract between the Master Servicer and any Conduit Servicer relating to servicing and/or administration of certain CitiMae Mortgage Loans as provided in Section 3.12.

         Conduit Servicing Fee: The amount payable to the Conduit Servicers pursuant to Section 3.23 hereof.

         Conduit Servicing Fee Rate: With respect to any CitiMae Mortgage Loan, the rate specified as such on Exhibit B-1 hereto under the heading "Sub Fee".

         Conduit Subservicer: CitiMae, Inc., a Delaware corporation and wholly owned subsidiary of Citibank, N.A.

         Conduit Subservicer Agreement: The servicing agreement (if any) between the Master Servicer and the Conduit Subservicer, substantially in the form of Exhibit D-2 hereto.

         Conduit Trustee Advances: The aggregate of the advances with respect to the CitiMae Mortgage Loans made by the Trustee pursuant to Section 8.13, and deposited into the Certificate Account, the amount of any such Conduit Trustee Advance with respect to a Distribution Date being no more than (a) the aggregate of Remittances on the CitiMae Mortgage Loans that were due on the preceding Due Date and delinquent as of the related Determination Date, less (b) the sum of Voluntary Advances in respect of CitiMae Mortgage Loans and the amount of Conduit Uncommitted Cash.

         Conduit Uncommitted Cash: Any Uncommitted Cash relating to a CitiMae Mortgage Loan. Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at the address set forth in Article XII.

         Custodial Account for P&I: The custodial account for principal and interest established and maintained as a separate account by each Conduit Servicer pursuant to its Conduit Servicing Agreement and caused to be established and maintained by the Conduit Servicer, pursuant to Section 3.03.

         Cut-Off Date: As defined in Article XII.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code or any other similar state law, except such a reduction constituting a Deficient Valuation.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code, or any other similar state law.

         Definitive Securities: Any Class or Subclass of CitiCertificates, the Class A-IO Certificates or the Residual Certificates issued in definitive, fully registered form in accordance with the provisions of Section 5.06 hereof.

         Delinquent Amount: As of any Determination Date, an amount equal to (a) the sum of (i) all Remittance Delinquencies (net of Uncovered Remittance Delinquencies) as of such date, (ii) the aggregate amount of all previous Conduit Certificate Account Advances and Affiliated Certificate Account Advances not vet reimbursed to the Certificate Account and (iii) Net Voluntary Advances from the Cut-Off Date through such Determination Date, minus (b) the sum of (i) the Voluntary Advance, if any, for the Distribution Date next following such Determination Date and (ii) the Conduit Uncommitted Cash and Affiliated Uncommitted Cash, if any, as of such Determination Date.

         Deposit Date: Except as otherwise defined in Article XII, the Business Day preceding each Distribution Date or if a Certificate Account is held at Citibank, such Distribution Date.

         Depository: The bank or banks (which may be Citibank, N.A. or Citibank (New York State)) or savings and loan association or associations or trust company or companies (which may be the Trustee or which may be, directly or indirectly, controlled by or under common control with CMSI) at which the Certificate Account, Buydown Account, Escrow Account, Custodial Account for P&I and Servicing Account are established or maintained pursuant to Section 3.02,
3.03 or 3.15. Each Depository must meet the requirements set forth in Section 11.02,

         Designated Interest Accrual Date: As defined in Article XII.

         Determination Date: The date or dates specified in Article XII.

         Disqualified Organization: As defined in Section 5.02.

         Distribution Date: The date or dates specified in Article XII.

         Distribution Date Statement: The statement required to be delivered pursuant to Section 3.04(f).

         Due Date: The first day of each calendar month.

         Due Period: With respect to any Determination Date, the period beginning at the close of business on the first day of the month next preceding the month of such Determination Date (or, in the case of the Due Period that is applicable to the first Determination Date, beginning at the close of business on the Cut-Off Date) and ending at the close of business on the first day of the month of such Determination Date.

         Eligible Account: Either (A) a segregated account or accounts maintained at Citibank, N.A., provided that the short-term unsecured debt obligations of Citibank, N.A. are rated at least "A-1" by S&P if S&P is a Rating Agency, "F-l" by Fitch if Fitch is a Rating Agency, and "P-1" by Moody's if Moody's is a Rating Agency, or (B) a segregated account or accounts maintained with an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated at least in the category of "AA" by S&P if S&P is a Rating Agency, in the category of "AA" by Fitch if Fitch is a Rating Agency, and in the category of "AA" by Moody's if Moody's is a Rating Agency, and which has a short term rating of at least "A-1" by S&P if S&P is a Rating Agency, "F-1" by Fitch if Fitch is a Rating Agency, and "P-1" by Moody's if Moody's is a Rating Agency and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws and (iv) a principal subsidiary of a bank holding company or (C) a trust account (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or of a trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (C).

         Eligible Investments: Any one or more of the following obligations or securities:

         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, FHLMC, FNMA, the Farm Credit Banks, the Federal Home Loan Banks, the Student Loan Marketing Association (but only with respect to obligations backed by letters of credit or senior obligations) or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; provided, however, that any obligation of, or guaranteed by, the Federal Home Low Banks or the Farm Credit Banks or any obligation of. or guaranteed by, FHLMC or FNMA, other than a senior debt obligation of FHLMC or FNMA or a mortgage participation or pass-through certificate guaranteed by FHLMC or FNMA, excluding stripped mortgage securities which are valued greater than par on the portion of unpaid principal, shall be an Eligible Investment only if, at the time of investment, such investment is acceptable to each Rating Agency;

         (ii) Federal Funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including the Trustee or any agent of the Trustee, acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a credit rating of not less than "A-1"by S&P if S&P is a Rating Agency, "P-1" by Moody's if Moody's is a Rating Agency, and "F-1" by Fitch if Fitch is a Rating Agency; each such investment being expressly authorized and deemed authorized by a Certificateholder's purchase and/or acceptance of any Residual Certificate when acting in the capacity of a fiduciary (including a "fiduciary" of an "employee benefit plan" subject to ERISA, as those term are defined in Sections 3(21) and 3(3) of ERISA, respectively) which purchase and/or acceptance shall also evidence and be deemed to evidence any such Certificateholder's representation and warranty to CMSI and the Trustee that such Certificateholder is duly authorized by and empowered under appropriate governing instruments (for example, an employee benefit plan, in the case of an ERISA fiduciary) to give such authorization; and money market funds investing exclusively in any of the investments discussed in this definition of Eligible Investments with a rating of not less than "A-1" by S&P if S&P is a Rating Agency, "F-1" by Fitch if Fitch is a Rating Agency and "P-1" by Moody's if Moody's is a Rating Agency.

         (iii) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (collectively, "Eligible Collateral"), in either case where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) with a rating of not less than "A-1" by S&P if S&P is a Rating Agency, "P-1" by Moody's -if Moody's is a Rating Agency and "F-1" by Fitch if Fitch is a Rating Agency;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have an unsecured long-term debt rating, in the event that S&P is one of the Rating Agencies, of at least in the category of AA, in the event that Fitch is one of the Rating Agencies, of at least in the category of AA and in the event Moody's is one of the Rating Agencies, of at least in the category of Aa, or an unsecured short-term debt rating, in the event that S&P is one of the Rating Agencies, of at least A-1, in the event that Fitch is one of the Rating Agencies, of at least F-1 and in the event Moody's is one of the Rating Agencies, of at least P-1, at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 10% of the aggregate current Stated Amount of CitiCertificates Outstanding and of the current Percentage Interest of the Residual Certificates Outstanding, and the aggregate principal amount of all cash and Eligible Investments, held in the Trust Fund;

         (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having at the time of such investment a rating of not less than "A-1" by S&P if S& P is a Rating Agency, "F-1" by Fitch if Fitch is a Rating Agency and "P-1" by Moody's if Moody's is a Rating Agency;

         (vi) a Qualified GIC;

         (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian on behalf of the holders of such receipts;

         (viii) any other money market deposit, obligation, security or investment bearing interest or sold at a discount which has an unsecured short-term debt rating, in the event that S&P is one of the Rating Agencies, of at least "A-1", in the event that Fitch is one of the Rating Agencies, of at least "F-1" and, in the event that Moody's is one of the Rating Agencies, of at least "P-1", or if such investment relates to a money market fund, such fund must be rated in the highest rating category by each Rating Agency; and

         (ix) any other demand or time deposit, obligation, security or investment bearing interest or sold at a discount as may be acceptable to each Rating Agency;

provided, that each such Eligible Investment is a "permitted investment" as defined in Code Section 860G(a)(5).

         Eligible Substitute Mortgage Loan: With respect to any Mortgage Loan or Mortgage Loans included in the Trust Fund for which such Eligible Substitute Mortgage Loan is being substituted, a Mortgage Loan for which all payments of principal and interest due on or before the Substitution Day have been received and which has the following characteristics:

         (a) a Mortgage Note Rate equal to or greater than that of such Mortgage Loan or, if there is more than one such Mortgage Loan, equal to or greater than the highest Mortgage Note Rate among them;

         (b) a date of maturity no later than, and no more than one year prior to, that of any such Mortgage Loan or Mortgage Loans;

         (c)an original term to maturity equal to that of such Mortgage Loan or Mortgage Loans; and

         (d) an aggregate Adjusted Balance, together with any other Eligible Substitute Mortgage Loans being substituted for such Mortgage Loan or Mortgage Loans, equal to or greater than that of such Mortgage Loan or Mortgage Loans;

provided, (i) that CMSI may satisfy clause (d) hereof by depositing in the Certificate Account sufficient funds so that the Adjusted Balance (calculated by including such funds) of such Eligible Substitute Mortgage Loan satisfies such clause (the "Substitute Adjustment Amount"), which funds shall be separately accounted for as a reserve fund in such Certificate Account and will be remitted to Certificateholders in the month following receipt when such repurchase proceeds are remitted to compensate for the resulting shortfall incurred in connection with such substitution of Mortgage Loans and (ii) that the Trustee shall receive, not later than the Substitution Day, an Opinion of Counsel (who may not be an employee of CMSI or of an Affiliate of CMSI), dated the Substitution Day to the effect:

         (A) that all documents delivered to the Trustee in connection with such substitution comply as to form with the requirements of Section 2.04(a);

         (B) that all conditions to such substitution specified in Section 2.04(a) have been satisfied;

         (C) that the Eligible Substitute Mortgage Loans are "qualified replacement mortgages" as defined in Code Section 860G(a)(4); and

         (D) that the substitution of such Eligible Substitute Mortgage Loans and the deposit of cash in the Certificate Account, if any, will not constitute a "prohibited transaction" within the meaning of Code Section 860F(a), will not adversely affect the status of the Trust Fund as a REMIC and will not otherwise subject the Trust Fund to any tax.

         ERISA: The applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time and any applicable rule, regulation or order promulgated thereunder.

         ERISA Prohibited Holder: As defined in Section 5.02.

         Escrow Account: The Escrow Account or Accounts established and maintained as separate accounts by each Conduit Servicer pursuant to its Conduit Servicing Agreement or otherwise and caused to be established and maintained by the Master Servicer, pursuant to Section 3.03.

         Event of Default: An event described in Section 7.01.

         Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then-applicable Bankruptcy Loss Amount.

         Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

         Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then-applicable Special Hazard Loss Amount.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Expense Rate: As to each CitiMae Mortgage Loan, the sum of the related Conduit Servicing Fee Rate, Master Servicing Fee Rate and the Trustee Fee Rate.

         Expenses: As to each CitiMae Mortgage Loan, the Expense Rate multiplied by the Adjusted Balance of such CitiMae Mortgage Loan on the Due Date in the month preceding such Distribution Date.

         Extraordinary Event: Any of the following events: (i) hostile or warlike action in time of peace or war; (ii) the use of any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (iii) insurrection, rebellion, revolution, civil war or any usurped power or action taken by any governmental authority in preventing such occurrences (but not including looting or rioting occurring not in time or war).

         FDIC: The Federal Deposit Insurance Corporation.

         Federal Reserve Bank: The Federal Reserve Bank of New York or successor thereto.

         FHLMC:  The Federal Home Loan Mortgage Corporation.

         Fitch:  Fitch Investors Service, L.P.

         FNMA: The Federal National Mortgage Association.

         Foreclosure Profits: As to any Distribution Date, the excess, if any, of Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the month next preceding the month of such Distribution Date over the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Note Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid pursuant to Section 3.14) to the first day of the month following the month in which such Mortgage Loan became a Liquidated Loan.

         Fraud Coverage Termination Date: The Distribution Date upon which the Fraud Loss Amount has been reduced to zero or a negative number (or the Subordination Depletion Date, if earlier).

         Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date, an amount equal to: (X) prior to the first anniversary of the Cut-Off Date, an amount equal to the Initial Fraud Loss Amount minus the aggregate amount of Fraud Losses since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the Pool Adjusted Balance as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses since the most recent anniversary of the Cut-Off Date. After the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

         Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

         GIC: A guaranteed investment contract or surety bond.

         Group I Non-PO Principal Amount: As specified in Article XII.

         Group II Non-PO Principal Amount: As specified in Article XII.

         Guide: The CitiMae Sellers' Guide and the CitiMae Servicers' Guide, being the manual relating to the mortgage loan purchase program of CitiMae, Inc. as such manual may be amended or supplemented from time to time.

         Holder:  See Certificateholder.

         Independent: When used with respect to any specified Person, means such a Person who is "independent" within the meaning of Rule 2-01(b) of the Commission's Regulation S-X under the Exchange Act.

         Initial Bankruptcy Loss Amount: As specified in Article XII.

         Initial Fraud Loss Amount: As specified in Article XII.

         Initial Special Hazard Loss Amount: As specified in Article XII.

         Initial Special Hazard Percentage: As specified in Article XII.

         Initial Stated Amount: With respect to any Class or Subclass of CitiCertificates, the amount specified in Article XII, with respect to any Certificate, the amount specified thereon as the Initial Stated Amount per Single Certificate multiplied by the number of Single Certificates represented thereby, as specified in Article XII.

         Insurance Proceeds: Proceeds paid in respect of a Mortgage Loan pursuant to the Primary Mortgage Insurance Certificates, if any, amounts paid pursuant to the primary hazard insurance policies to the extent not applied to restore the related Mortgaged Property or released to the Mortgagor in accordance with CMI's or the Conduit Subservicer's, as applicable, normal servicing procedures, and amounts paid pursuant to any other insurance policy or bond relating to the Mortgage Loans or the servicing thereof

         Interest   Accrual   Period:   For  (x)  any  Class  or   Subclass   of
CitiCertificates (other than LIBOR CitiCertificates and the Class L Regular Interest) and the Class A-IO Certificates with respect to any Distribution

Date,  the  Standard  Accrual  Period  and (y) any  Class or  Subclass  of LIBOR
CitiCertificates   and  the  Class  L  Regular  Interest  with  respect  to  any
Distribution Date, the LIBOR Accrual Period.

         Investment Account: As and to the extent specified in Article XII, the Certificate Account and any other account or any portion if any thereof which consists of cash or Eligible Investments.

         Investment Statement: A written statement prepared by CMSI and setting forth its calculations made in connection with a determination pursuant to the first paragraph of Section 3.02(a) with respect to a proposed investment of funds in the Investment Account.

         Investor Rate: As specified in Article XII.

         Issue Date: The date on which Certificates are first executed, authenticated and delivered, as specified in Article XII.

         Issuer: CMSI.

         Last Scheduled Distribution Date: With respect to each Class or Subclass of CitiCertificates or Certificates, the date specified in Article XII.

         LIBOR Accrual Period.  As specified in Article XII.

         LIBOR CitiCertificates: As specified in Article XII.

         Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer or the Master Servicer, as the case may be, determines that all Liquidation Proceeds which it expects to recover have been recovered or a Mortgage Loan with respect to which the related Mortgaged Property is retained or sold by the Mortgagor and for which the Servicer or the Master Servicer, as the case may be, has accepted payment from the Mortgagor in consideration for the release of the Mortgage in an amount which is less than the outstanding principal balance of such Mortgage Loan as a result of a determination by the Servicer or the Master Servicer, as the case may be, that the potential Liquidation Expenses with respect to such Mortgage Loan would exceed the amount by which the cash portion of such payment is less than the outstanding principal balance of such Mortgage Loan.

         Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan prior to the Due Date preceding such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Note Rate net, in the case of the CitiMae Mortgage Loans, the Conduit Servicing Fee from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

         Liquidating Loan: A Mortgage Loan as to which (a) any right of any person to terminate liquidation proceedings instituted with respect to such Mortgage Loan by paying delinquent payment and foreclosure costs has expired or
(b) the Servicer (or Subservicer) or the Master Servicer (or Conduit Servicer or Conduit Subservicer) as has accepted the deed to the property (or, in the case of cooperative, the related stocks, shares, membership certificates and/or other documents evidencing ownership thereof) subject to the related Mortgage in lieu of foreclosure and in whole or partial satisfaction of such Mortgage Loan.

         Liquidation Expenses: With respect to any Liquidated Loan, expenses paid or incurred by or for the account of the Servicer or the Master Servicer (or the Subservicer or the Conduit Subservicer), or the Trust Fund for (a) Property Protection Expenses, (b) property sales expenses, (c) foreclosure costs, including court costs and reasonable attorneys' fees, (d) similar expenses reasonably paid or incurred in connection with the liquidation of such Liquidated Loan, and (e) any tax imposed on the Trust Fund with respect to a Liquidated Loan or property received by deed in lieu of foreclosure.

         Liquidation Proceeds: With regard to any Liquidated Loan, the amounts received by the Servicer or the Master Servicer, (or the Subservicer or the Conduit Subservicer) in connection with the liquidation of such Liquidated Loan, whether through judicial foreclosure, non-judicial foreclosure, proceeds of insurance policies, condemnation proceeds or otherwise, including payments received from the Mortgagor in respect of such Liquidated Loan, other than amounts required to be paid to the Mortgagor pursuant to the terms of such Liquidated Loan or to be applied otherwise pursuant to law.

         Lower-Tier Classes: As defined in Article XII.

         Lower-Tier REMIC: As defined in Article XII.

         Master Servicer: CMSI, or its successor in interest, or any successor master servicer appointed as herein provided.

         Master Servicing Fee: The amount payable to the Master Servicer pursuant to Section 3.23 hereof.

         Master Servicer Fee Rate: As to any CitiMae Mortgage Loan, .05% per annum.

         Monthly  Payment:  As to any Mortgage Low  (including  any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after such adjustment for any partial Principal Prepayments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule other than Deficient Valuations by reason of any bankruptcy, or similar proceeding or any moratorium or similar waiver or grace period).

         Moody's: Moody's Investors Service, Inc.

         Mortgage: With respect to any Mortgage Loan, the mortgage or deed of trust creating a first lien on and an interest (a) in the case of a Mortgage Loan relating to a cooperative apartment in a cooperative housing corporation, in the Mortgagor's interest therein securing a Mortgage Note and (b) in other cases, in real property securing a Mortgage Note.

         Mortgage Document Custodial Agreement: The Mortgage Document Custodial Agreement from time to time in effect between the Mortgage Document Custodian and the Trustee, substantially in the form of Exhibit C hereto, as the same may be amended or modified from time to time in accordance with the terms thereof

         Mortgage Document Custodian: The Mortgage Document Custodian or Custodians identified in Article XII or their successors in interest named pursuant to the Mortgage Document Custodial Agreement as from time to time in effect. The Mortgage Document Custodian may be CMSI, the Trustee, any Affiliate of either CMSI or the Trustee or an independent entity.

         Mortgage Documents: All documents contained in the Mortgage Files.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

         Mortgage Loan: At any time, the indebtedness of a Mortgagor evidenced by a Mortgage Note which is secured by real property (or shares evidencing ownership interest in a cooperative apartment in a cooperative housing corporation) and which is sold and assigned to the Trustee and held at such time in the Trust Fund pursuant to this Agreement, the Mortgage Loans originally so held being identified in Exhibits B-1 and B-2 hereto.

         Mortgage Loan Schedule: The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund, attached hereto as Exhibits B-1 and B-2.

         Mortgage Note: With respect to a Mortgage Loan. the promissory note or other evidence of indebtedness of the Mortgagor.

         Mortgage Note Rate: For a given Mortgage Loan, the annual rate per annum at which interest accrues on such Mortgage Loan.

         Mortgaged Property: Any real property subject to a Mortgage, or any cooperative apartment in a cooperative housing corporation.

         Mortgagor: The obligor on a Mortgage Note.

         Net Liquidation Proceeds: For any period, with respect to any Liquidated Loan the aggregate amount of interest payments, principal payments and Liquidation Proceeds, net of related Liquidation Expenses and Insurance Proceeds, received by the Servicer or the Master Servicer or deposited in or the Certificate Account for distribution to Certificateholders or applied to reduction of Aggregate Outstanding Advances, as the case may be, with respect to any such Mortgage Loan, as proceeds of such Mortgage Loan. Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan (including any applicable Retained Fixed Yield) and then to the unpaid principal balance thereof

         Net Note Rate: As defined in Article XII

         Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

         Net Trustee Advances: For any period, the amount (which may be negative) obtained by subtracting the amount of any reimbursements with respect to Trustee Advances received in such period from the aggregate amount of Trustee Advances made in such period.

         Net Advances: For any period, the amount (which may be negative) obtained by subtracting the amount of any reimbursements with respect to Voluntary Advances received in such period from the aggregate amount of Voluntary Advances made in such period.

         Non-PO Percentage: As defined in Article XII.

         Non-PO Pool Adjusted Balance: With respect to the Mortgage Loans as of any date, the sum of the product as to each Mortgage Loan of (A) the Non-PO Percentage for such Mortgage Loan and (B) the Adjusted Balance of such Mortgage Loan.

         Nonrecoverable Advance: Any portion of a Voluntary Advance previously made or proposed to be made in respect of a Mortgage Low which has not been previously reimbursed to the Servicer or Master Servicer and which, in the good faith judgment of the Servicer or Master Servicer would not be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer or Master Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Trustee and detailing the mum for such determination, but any delay or failure by the Servicer or Master Servicer to send such Certificate shall not impair the Servicer's night to withhold or recover such advance. The portion of any Nonrecoverable Advance with respect to a CitiMae Mortgage Loan which constitutes Retained Fixed Yield will not be reimbursable to the Servicer from assets in the Trust.

         Non-Supported Interest Shortfall: With respect to any Distribution Date, and any Class or Subclass of CitiCertificates, the pro rata share allocated thereto based on (in the case of any Class or Subclass of the CitiCertificates) the amount of interest accrued thereon during the related Interest Accrual Period at the Stated Rate thereof of the sum of (x) with respect to the Affiliated Mortgage Loans, the excess, if any, of the Affiliated Prepayment Interest Shortfall Amount over the Compensating Cap (but not including any Servicing Fee received because of a Voluntary Advance) and (y) with respect to the CitiMae Mortgage Loans, the amount by which the CitiMae Prepayment Interest Shortfall Amount exceeds the Master Servicing Fee for such period received from the Conduit Servicers. Any Servicing Fee or Master Servicing Fee advanced by the Servicer will not be applied to reduce either Affiliated Prepayment Interest Shortfalls or CitiMae Prepayment Interest Shortfalls.

         Officer's Certificate: A certificate signed by an Authorized Officer of CMSI and delivered to the Trustee.

         Opinion of Counsel: A written opinion of counsel, who (unless otherwise specified herein) may be counsel for, or an employee of, CMSI or an Affiliate of CMSI, which counsel shall be reasonably acceptable to the Trustee.

         Original Class A Stated Amount: As specified in Article XII.

         Original Class B-1 Percentage: As specified in Article XII.

         Original Class B-1 Stated Amount: As specified in Article XII. Original Class B-1 Subordination Level: As specified in Article XII

         Original Class B-2 Percentage: As specified in Article XII.

         Original Class B-2 Stated Amount: As specified in Article XII.

         Original Class B-2 Subordination Level: As specified in Article XII

         Original Class B-3 Percentage: As specified in Article XII.

         Original Class B-3 Stated Amount: As specified in Article XII.

         Original Class B-3 Subordination Level: As specified in Article XII

         Original Class B-4 Percentage: As specified in Article XII.

         Original Class B-4 Stated Amount: As specified in Article XII.

         Original Class B-4 Subordination Level: As specified in Article XII

         Original Class B-5 Percentage: As specified in Article XII.

         Original Class B-5 Stated Amount: As specified in Article XII.

         Original Class B Stated Amount: The sum of the Original Class B-1 Stated Amount, the Original Class B-2 Stated Amount, the Original Class B-3
Stated Amount, the Original Class B-4 Stated Amount and the Original Class B-5 Stated Amount. As specified in Article XII.

         Original Class M Percentage: As specified in Article XIII.

         Original Class M Stated Amount: As specified in Article XII.

         Original Class M Subordination Level: As specified in Article XII.

         Original Value: With respect to the Mortgaged Property underlying a Mortgage Loan, the lesser of the sales price of such Mortgaged Property and the appraisal value thereof determined pursuant to an appraisal made in connection with origination of such Mortgage Loan, except that the original appraisal of such Mortgaged Property may be used for a refinanced Mortgage Loan the unpaid principal balance of which, after refinancing, does not exceed the unpaid principal balance of the original mortgage loan at the time of refinancing by an amount greater than the amount of the closing costs associated with such refinancing.

         Originator: The Affiliate or Affiliates of CMSI from which CMSI is acquiring the Mortgage Loans.

         Outstanding: As of any date, all Certificates theretofore authenticated and delivered under this Agreement except:

         (i) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

         (ii) CitiCertificates with respect to which money for a distribution in the necessary amount to reduce the Stated Amount thereof to zero has been theretofore deposited With the Trustee or any Paying Agent (other than CMSI) in trust for the Holders of such CitiCertificates; provided, however, that if a distribution in reduction of the Stated Amount of such CitiCertificates to zero will be made, notice of such distribution has been duly given pursuant to this Agreement or provision therefor, satisfactory to the Trustee, has been made;

         (iii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement unless proof satisfactory to the Certificate Registrar is presented that any such Certificates are held by a holder in due course; and

         (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.03 and authorized and delivered pursuant to the Agreement;

provided, however, that in determining whether the Holders of the requisite percentage of the aggregate Stated Amount or Percentage Interest of any Outstanding Certificates or of the Outstanding Certificates of any one or more Classes thereof have given any request, demand, authorization, direction, notice, consent or waiver hereunder, such percentage shall be based on the Stated Amount of such Certificate and provided, further, Certificates owned by CMSI or any other obligor upon the Certificates or any Affiliate of CMSI or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded and except that where CMSI or any other obligor upon the Certificates or any Affiliate of CMSI or such other obligor shall be owner of 100% of the aggregate Stated Amount or Percentage Interest of any Outstanding Certificates, CMSI or such other obligor or Affiliate shall be permitted to give any request, demand, authorization, direction, notice, consent or waiver hereunder. Certificates so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not CMSI or any other obligor upon the Certificates or any Affiliate of CMSI or such other obligor.

         Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Sections 2.02 or 2.03.

         Pass-Through Rate: With respect to a Mortgage Loan as of any date or for any period, the applicable Mortgage Note Rate (i) less the Servicing Fee in the case of an Affiliated Mortgage Loans, or (ii) less the Expense Rate and Retained Fixed Yield, if any, in the case of CitiMae Mortgage Loans. Any regular monthly remittance of interest at the Pass-Through Rate for a Mortgage Loan is based upon annual interest at such rate on the Adjusted Balance as of the first day of the month of such Mortgage Loan divided by twelve. Interest at the Pass-Through Rate shall be computed on the basis of a 360-day year, each month being assumed to have 30 days.

         Any partial remittance of interest at such rate by reason of a full Principal Prepayment is based upon annual interest at such rate on the prepaid principal balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the actual number of days elapsed in the month of such prepayment to the date of such prepayment and the denominator of which is 360. With respect to all of the Affiliated Mortgage Loans and some of the CitiMae Mortgage Loans, the Mortgagors are not required to pay interest on any partial Principal Prepayments on Mortgage Loans which are received by CMSI during any calendar month. The amounts required to be paid by CMSI pursuant to Section 3.25 are in addition to any interest payments made by the Mortgagor and passed through on full and partial prepayments.

         Paying Agent: Each paying agent identified in Article XII which is authorized to make distributions with respect to the Certificates on behalf of the Trustee. A Paying Agent may be CMSI or an Affiliate of CMSI and, if not CMSI or an Affiliate of CMSI, must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization.

         Percentage Interest: With respect to a Class of Residual Certificates, if the Residual Certificate has a Stated Amount as specified in Article XII, the Initial Stated Amount of such Residual Certificate (expressed as a percentage) of the aggregate Initial Stated Amount of the Residual Certificates and, if the Residual Certificate does not have a Stated Amount, the portion represented by such Residual Certificate (expressed as a percentage) of the total ownership interest in the applicable REMIC represented by all Residual Certificates of such Class. With respect to a Class A-IO Certificates, the portion represented by such Class A-IO Certificates (expressed as a percentage) of the total ownership interest in the Lower-Tier REMIC represented by all Class A-IO Certificates.

         Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof

         Plan: As defined in Section 5.02.

         PO Loss Amount: As defined in Article XII.

         PO Percentage: As defined in Article XII.

         Pool Adjusted Balance: With respect to the Mortgage Loans as of any date, the aggregate of the Adjusted Balances of all Mortgage Loans.

         Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, being all amounts deposited into the Certificate Account, but excluding the following:

         (a) Affiliated Uncommitted Cash and Conduit Uncommitted Cash which will not be used on such Distribution Date for an Affiliated Certificate Account Advance or a Conduit Certificate Account Advance;

         (b) all permitted  withdrawals from the Certificate Account pursuant to
Section 3.16, and

         (c) all income from Eligible Investments that are held in an Investment Account.

         Pool Value: Except as otherwise defined in Article XII, as of any Determination Date or as of the Cut-Off Date, as applicable, with respect to any Mortgage Loan, the Adjusted Balance of such Mortgage Loan as of the Due Date in the month in which such Determination Date or Cut-Off Date occurs.

         Pooling Agreement: The Pooling Agreement (as defined in the preamble to this Standard Terms Document) entered into with respect to a particular series of Certificates and into which this Standard Terms Document is incorporated by reference.

         Predecessor Certificates: With respect to any particular Certificate of a Class or Subclass, every previous Certificate of that Class or Subclass evidencing all or a portion of the same Stated Amount or Percentage Interest as that evidenced by such particular Certificate; and for the purpose of this definition, any Certificate authenticated and delivered under Section 5.03 in lieu of a lost, destroyed or stolen Certificate shall be deemed to evidence the same Stated Amount, notional amount or Percentage Interest, as the case may be, as the lost, destroyed or stolen Certificate.

         Prepaid Installment: With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received prior to the scheduled Due Date for such installment, as an early payment thereof and not as a Principal Prepayment with respect to such Mortgage Loan.

         Prepayment Interest Shortfall: As to any Mortgage Loan that was the subject of a Principal Prepayment applied during the prior calendar month, an amount equal to the difference between (a) one month of interest on such Principal Prepayment at the Mortgage Note Rate less in the case of the CitiMae Mortgage Loans, the Conduit Servicing Fee, if any, on the Adjusted Balance thereof and (b) the amount of interest, if any with respect to such month that was actually received from the Mortgagor in connection with such Principal Prepayment.

         Prepayment Principal: With respect to any Distribution Date, the sum of all amounts that constitute (x) full or partial Principal Prepayments received in the month preceding the month in which such Distribution Date occurs and (y) the Adjusted Balance of each Mortgage Loan which, in the month preceding the month in which the Distribution Date occurs was repurchased pursuant to the terms of this Pooling Agreement.

         Primary Mortgage Insurance Certificate: The certificate of primary mortgage insurance relating to a particular Mortgage Loan to the extent initially set forth in the Mortgage Loan Schedule.

         Principal Prepayment: With regard to any particular Mortgage Loan, any payment of principal on such Mortgage Loan which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest for any month subsequent to the month of prepayment, excluding any proceeds of or advances on any Liquidated Loan.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Property Protection Expenses: With respect to Mortgage Loans, expenses paid or incurred by or for the account of CMSI or the Trust Fund in accordance with the related Mortgages for (a) real estate property taxes and property repair, replacement protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgages.

         Qualified GIC: A GIC, assigned to the Trustee, or entered into by the Trustee at the direction of CMSI, on or before the Issue Date, providing for the investment of funds insuring a minimum or fixed rate of return on investments of such funds, which contract or surety bond shall

         (a) be an obligation of an insurance company, trust company, commercial bank (which may be Citibank or Citibank (New York State)) or other entity whose credit standing is acceptable to each Rating Agency;

         (b) provide that the Trustee may exercise all of the rights of CMSI under such contract or surety bond without the necessity of the taking of any action by CMSI;

         (c) provide that if at any time (subject to the second proviso of this paragraph (c)) the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds included in the Trust Fund would result in a downgrading of any rating of any Class or Subclass of the CitiCertificates, the Trustee may terminate such contract and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract through the date of delivery of such funds to the Trustee, provided that the Trustee shall not be charged with knowledge of any such potential downgrading unless it shall have received written notice of such potentiality from the provider of the GIC which must be obligated to give such notice at least once per year; provided, further, that upon any such event CMSI, by written notice to the Trustee, may replace such contract with a substitute GIC having substantially the same terms (including without limitation a rate of return at least as high as the contract being replaced) so long as such substitute contract has an obligor with a credit standing no less than the credit standing of the obligor under the contract to be replaced at the time the contract was executed and such fact is certified by CMSI to the Trustee;

         (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder;

         (e) provide that the funds invested thereunder and accrued interest thereon be available not later than the day prior to any Distribution Date on which such funds may be required for distribution hereunder; and

         (f) meet such other standards as may be specified in Article XII.

         Qualified  Nominee:  A Person (who may not be CMSI or an  Affiliate  of
CMSI) in whose name Eligible Investments held by the Trustee hereunder may be registered as nominee of the Trustee in lieu of registration in the name of the Trustee, provided that the following conditions shall be satisfied in connection with such registration:

         (a) the instruments governing the creation and operation of the nominee provide that neither the nominee nor any owner of an interest in the nominee (other than the Trustee) shall have any interest, beneficial or otherwise, in any Eligible Investments at any time held in the name of the nominee, except for the purpose of transferring and holding legal title thereto;

         (b) the nominee and the Trustee have entered into a binding agreement in substantially the form to be provided by CMSI establishing that any Eligible Investments held in the name of the nominee are to be held by the nominee as agent (other than commission agent or broker) or nominee for the account of the Trustee; and

         (c) in connection with the registration of any Eligible Investment in the name of the nominee, all requirements under applicable governmental regulations necessary to effect a valid registration of transfer of such Eligible Investment are complied with as evidenced to the Trustee upon its request by an Opinion of Counsel.

         Rating  Agencies:   The  nationally   recognized   statistical   rating
organization(s) identified in Article XII.

         Realized Losses: With respect to any Distribution Date, Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

         Record Date: As defined in Article XII.

         Reimbursable Class A Non-PO Losses: An amount of principal allocated to the Class A CitiCertificates (other than the Class A-9 CitiCertificates) pursuant to Section 13.02.

         Reimbursable Class A PO Losses: An amount of principal allocated to the Class A-9 CitiCertificates pursuant to Section 13.02.

         Reimbursable Class B Losses: An amount of principal allocated to the Class B CitiCertificates pursuant to Section 13.02.

         Reimbursable Class M Losses: An amount of principal allocated to the Class M CitiCertificates pursuant to Section 13.02.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Code Section 860D. References to "a REMIC" are to the REMICs constituted by the Trust Fund.

         REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Delinquencies: With respect to any Determination Date, the aggregate of the originally scheduled interest (which in the case of a Buydown Mortgage Loan shall be deemed to be no less than the amount of accrued and unpaid interest at die related Mortgage Note Rate) less, in the case of the CitiMae Mortgage Loans, the aggregate amount of Conduit Servicing Fees and principal installments (as adjusted for any Principal Prepayments) on Mortgage Loans due from and payable by the Mortgagors (or, in the case of a Buydown Mortgage Loan, the related Buydown Account) on (but not before) the Due Date next preceding such Determination Date but not paid on or before such Determination Date.

         Remittances: All payments listed in Sections 3.03 and 3.14 which are received by the Trust Fund with respect to Mortgage Loans.

         REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the related Mortgaged Property is held as part of the Trust Fund.

         REO Proceeds: Proceeds, net of any related expenses of CMSI received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

         Report Date: As defined in Section 3.09.

         Required Amount of Certificates: (i) 66 2/3% or more of the aggregate Voting Interest of the outstanding CitiCertificates if affected by the occurrence of any Event of Default, (ii) 66 2/3% or more of the aggregate Outstanding Percentage Interest of the Residual Certificates, if affected by such an Event of Default and (iii) 66 2/3% or more of the aggregate Outstanding Voting Interest of the Class A-IO Certificates, if affected by such an Event of Default.

         Residual Certificate: Residual Certificate has the meaning stated in the first paragraph of Article XII.

         Responsible Officer: With regard to any Person, the Chairman or any Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the committee on trust matters, any executive vice president, senior vice president, first vice president, second vice president, vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant or deputy cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer of such Person to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject; provided, however, that in respect of the Trustee, "Responsible Officer" shall only mean any such officer who is employed in the Corporate Trust Department or a similar group for the Trustee.

         S&P: Standard and Poor's Ratings Group, a division of McGraw Hill, Inc.

         Servicer: CMSI, or its successor in interest, or any successor servicer appointed as herein provided.

         Servicing Account: The account, if any, created and maintained pursuant to Section 3.15.

         Servicing Fee: As defined in Article XII.

         Servicing Officer: Any officer of CMSI any Subservicer or Conduit Subservicer involved in, or responsible for, the administration and servicing of the Trust Fund whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by CMSI, as such list may from time to time be amended.

         Similar Law: As defined in Section 5.02.

         Single Certificate: As set forth in Article XII.

         Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.18 and (b) any loss caused by or resulting from:

             (1) normal wear and tear;

             (2) infidelity, conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees; or

             (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or, (ii) any Liquidated Loan Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.18.

         Special Hazard Loss Amount: As of any Distribution Date, an amount equal to the Initial Special Hazard Loss Amount minus the sum of (i) the aggregate amount of Special Hazard Losses and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the Pool Adjusted Balance on the Distribution Date immediately preceding such anniversary and (B) twice the Adjusted Balance of the Mortgage Loan in the Trust Fund which has the largest Adjusted Balance on the Distribution Date immediately preceding such anniversary.

         Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate Adjusted Balances (as of the immediately preceding Distribution
Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit ZIP code area in the State of California by the Pool Adjusted Balance of all the Mortgage Loans as of such anniversary.

         Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Subordination Depletion Date, if earlier).

         Spread: With respect to any Distribution Date, the difference between

         (a) the sum of

              (i) the total amount of Remittances received during the preceding Due Period,

              (ii) in the case of the first Due Period, the amount, if any, deposited by CMSI in the Certificate Account on the Issue Date,

              (iii) to the extent all or any portion of the Certificate Account is designated as an Investment Account, the aggregate reinvestment income earned in such Investment Account

         (A) on each of the amounts  described in the foregoing  clauses (i) and
(ii) (from the Deposit Date or from the day on which such funds are deposited in the Investment Account, as the case may be. in the case of

Remittances with respect to Mortgage Loans pursuant to clause (i) above, from the Issue Date, in the case of the amount described in clause (ii) above)

              (I) received through the close of business on the Determination Date in such Due Period, and

              (II) receivable thereafter but before such Distribution Date (or on such Distribution Date in the case of any investment which may mature on such Distribution Date) in the case of any such amount invested in investments scheduled to mature after the Determination Date in such Due Period and

         (B) on each of the amounts described in the foregoing clauses (1) through (111), at the Assumed Reinvestment Rate, from


                (I) the first Business Day following such Determination Date, in the case of any cash in such Investment Account at the close of business on the Determination Date in such Due Period,

                 (II) the date funds are required to be deposited in such Investment Account. if such deposit date is after the Determination Date in such Due Period, or

                 (III) the scheduled maturity date of any investment in such Investment Account scheduled to mature after the Determination Date in such Due Period, in any case to but excluding the last Business Day prior to the related Distribution Date, and

          (b)  the sum of

                (i)  the   amount  of   interest   accrued  in  respect  of  the
          CitiCertificates   then  Outstanding  during  the  preceding  Interest
          Accrual Period, whether or not required to be distributed,

                (ii) the sum of the Class A Stated Amount, the Class M Stated Amount and the Class B Amount, and

                (iii) all fees payable pursuant to Section 3.04(c) with respect to the related Due Period.

          Spread Percentage: As defined in Article XII.

          Standard Accrual Period: As defined in Article XII.

          Startup Day: As defined in Article XII

          Stated Amount: On any Distribution Date,

         (i) with respect to a Class A CitiCertificate of any Subclass, its pro rata share based on the Initial Stated Amount of the applicable Class A Subclass Stated Amount;

         (ii) with respect to a Class M CitiCertificate, its pro rata share based on the Initial Stated Amount of the Class M CitiCertificates and

         (iii) with respect to a Class B CitiCertificate of any Subclass, its pro rata share based on the Initial Stated Amount of the applicable Class B Subclass Stated Amount.

         Stated Rate: With respect to any Class or Subclass of CitiCertificates or Certificates, the rate per annum, at which interest accrues on Certificates of such Class or such Subclass, as specified in Article XII.

         Subclass: With respect to a Class of CitiCertificates, any group of such Class designated as a Subclass in Article XII.

         Subordinated    CitiCertificates:    The   Class   M   and   Class   B
CitiCertificates.

         Subordinated   CitiCertificate   Percentage:   With   respect  to  any
Distribution Date, 100% less the Class A Percentage.

         Subordinated Prepayment Percentage: With respect to any Distribution Date, the difference between 100% and the Class A Prepayment Percentage for such date.

         Subordination Depletion Date: The first Distribution Date on which the Stated Amount of the Subordinated CitiCertificates has been reduced to zero.

         Subservicer: Any person or persons to which CMSI may delegate its servicing obligations hereunder pursuant to Section 6.06.

         Subservicing Agreement: The Subservicing Agreement between CMSI and the Subservicer, substantially in the form of Exhibit D hereto.

         Substitution Adjustment Amount: The meaning ascribed to such term in the definition of Eligible Substitute Mortgage Loan.

         Substitution Day: As defined in Section 2.04.

         Transfer Instrument: A deed transferring an interest in property subject to a mortgage.

         Trustee Advances: The aggregate amount of Affiliated Trustee Advances and Conduit Trustee Advances.

         Trustee Fee: The amount accrued for fees payable to the Trustee in respect of the CitiMae Mortgage Loans.

         Trustee Fee Rate: With respect to any CitiMae Mortgage Loan, .01% pern interest, or any annum.

         Trust Fund: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, the Certificate Account, any reinvestment income earned on funds in an Investment Account, REO Property and the Primary Mortgage Insurance Certificates and any other insurance policies with respect to the Mortgage Loans.

         Trustee: The Person executing this Agreement as Trustee, or its successor in interest, or any successor trustee appointed as herein provided.

         Trustee Failure: As to any Distribution Date, the failure of the Trustee to deposit an Affiliated Trustee Advance or Conduit Trustee Advance in the Certificate Account as required under Section 8.13.

         Trustee Failure Advance: As to any Distribution Date subsequent to the Advance Account Funding Date, the amount, if any, required to be deposited in the Certificate Account from amounts withdrawn from the Advance Account on account of a Trustee Failure, which amount is equal to the lesser of (i) the amount of any Conduit

Trustee Advance or Affiliated Trustee Advance required to be made by the Trustee with respect to such Distribution Date but not made, and (ii) the then applicable Advance Account Available Advance Amount.

         Uncommitted Cash: As of any Determination Date, any cash in the Certificate Account representing Principal Prepayments posted or Liquidation Proceeds deposited on or after the Due Date immediately preceding such Determination Date and all related payments of interest and all payments which represent earl y receipt of scheduled payments of principal and interest due on a date or dates subsequent to such Due Date.

         Uncovered   Remittance   Delinquency:   Any   Remittance   Delinquency
determined  by  the  Servicer  to  be  the  result  of  the   occurrence  of  an
Extraordinary Event (but not including a Remittance Delinquency determined by the Servicer to be eligible for an advance pursuant to Section 3.03 (g)).

         Unpaid PO Loss Amount: As defined in Article XII.

         Underwriter: Donaldson, Lufkin & Jenrette Securities Corporation, or its successor-in-interest.

         Upper-Tier Certificates: As specified in Article XII.

         Upper-Tier REMIC: As defined in Article XII.

         Upper-Tier REMIC Account: The account or accounts established (in the same manner as the Certificate Account is established) and maintained pursuant to Section 3.28.

         U.S. Person: A citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending August 20, 1996, if the trust has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

         Voluntary Advance: The aggregate of the advances made by the Servicer or Master Servicer, and deposited into the Certificate Account pursuant to the Agreement, the amount of any such Voluntary Advance with respect to a Distribution Date being no more than (a) the aggregate of Remittances on the Mortgage Loans that were due on the preceding Due Date and delinquent as of the related Determination Date, after adjustment of delinquent interest payments to interest at the Mortgage Note Rate less, in the case of the CitiMae Mortgage Loans, the Conduit Servicing Fee Rate and plus the amount of any Affiliated Certificate Account Advance and Conduit Certificate Account Advance with respect to the preceding Distribution Date, less (b) the amounts to be used to make an Affiliated Certificate Account Advance and Conduit Certificate Account Advance on the next succeeding Distribution Date.

         Voting Interest: As of any date, the Voting Interest of the Class A CitiCertificates shall equal the sum of (i) (100% minus the Class A-3 Voting Interest) multiplied by a fraction the numerator of which is the Class A Stated Amount and the denominator of which is the sum of the Class A Stated Amount, the Class M Stated Amount and the Class B Stated Amount and (ii) the Class A-3 Voting Interest. As of any date the Voting Interest of the Class M CitiCertificates will equal (a) 100% minus the Class A Voting Interest multiplied by (b) a fraction the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Stated Amount. As of any date the Voting Interest of the Class B CitiCertificates will equal 100% less the sum of the Voting Interest of the Class A and Class M CitiCertificates.

The Voting Interest of the Class A CitiCertificates (other than the Class A-3 CitiCertificates) and the Class B CitiCertificates will be allocated among the Subclasses of the Class A or Class B CitiCertificates, as the case may be, pro rata based on each such Subclass' Stated Amount. The Voting Interest of the Class A-IO Certificates shall be 100%.

             Section 1.02. Calculations Respecting Mortgage Loans.

         (a) In connection with all calculations required to be made pursuant to this Agreement with respect to Remittances on any Mortgage Loan, any payments on the Mortgage Loans or any payments on any other assets included in a Trust Fund, the rules set forth in this Section 1.02 shall be applied.

         (b) Calculations with respect to Remittances on Mortgage Loans shall be made on a mortgage-loan-by-mortgage-loan basis, based upon current information as to the terms of such Mortgage Loans and reports of payments received on such Mortgage Loans supplied to CMSI by the Person responsible for the servicing thereof and satisfying such requirement, if any, as may be set forth in Section 3.21.

         (c) Each Remittance receivable with respect to a Mortgage Loan shall be assumed to be received on the Due Date.

                                   ARTICLE II
                            CONVEYANCE OF TRUST FUND;
                        ORIGINAL ISSUANCE OF CERTIFICATES


         Section 2.01. Conveyance of Trust Fund. CMSI, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of CMSI in and to the Trust Fund, including without limitation all of the right, title and interest of CMSI in the Mortgage Loans, including all Remittances received or receivable by CMSI on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans, and Principal Prepayments thereon received, on or before the Cut-Off Date and any Retained Fixed Yield Amounts), together with all of its right, title and interest in and to the proceeds of any title, hazard or other insurance policies, or Primary Mortgage Insurance Certificates related to such Mortgage Loans. The transfer of the Mortgage Loans accomplished hereby is absolute and is intended by the parties hereto as a sale. CMSI shall not transfer any property to the Trust Fund except as otherwise expressly permitted by this Agreement.

         (a) In connection with such transfer and assignment of Mortgage Loans (other than Mortgage Loans secured by shares in a cooperative housing corporation), CMSI does herewith deliver to the Trustee (or a custodian) to be held in trust the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (except where, and to the extent, CMSI is complying with Section 2.01(c)):

                 (i) The Mortgage Note, endorsed by manual or facsimile signature without recourse by the Originator or an Affiliate of the Originator in blank or to the Trustee showing a complete chain of endorsements from the named payee to the Trustee or from the named payee to the Affiliate of the Originator and from such Affiliate to the Trustee;

                 (ii) The original recorded Mortgage, with evidence of recording thereon or a copy of the Mortgage certified by the public recording office in those jurisdictions where the public recording office retains the original;

                 (iii) Any original assumption, modification, buydown or
             conversion-to-fixed-interest-rate agreement applicable to the Mortgage;

                 (iv) An assignment  from the  Originator or an Affiliate of the
             Originator to the Trustee in recordable form of the Mortgage which may be included, where permitted by local law, in a blanket assignment or assignments of the Mortgage to the Trustee, including any intervening assignments and showing a complete chain of title from the original mortgagee named under the Mortgage to the Originator or an Affiliate of the Originator and to the Trustee;

                 (v) The original or a copy of the title insurance policy (which may be a certificate or a short form policy relating to a master policy of tide insurance) pertaining to the Mortgaged Property, or in the event such original title policy is unavailable, a copy of the preliminary title report and the lender's recording instructions, with the original to be delivered within 180 days of the Closing Date or other evidence of title; and

                 (vi) Any related Primary Mortgage Insurance Certificate and related policy or a copy thereof

         (b) In connection with the transfer and assignment of Mortgage Loans secured by shares in a cooperative housing corporation, CMSI does herewith deliver to the Trustee ( or a custodian) to be held in trust the following documents or instruments with respect to each Mortgage Loan secured by shares in a cooperative housing corporation so transferred and assigned (except where, and to the extent, CMSI is complying with Section 2.01(c)):

         The Mortgage Note, endorsed by manual or facsimile signature without recourse by the Originator or an Affiliate of the Originator in blank or to the Trustee showing a complete chain of endorsements and assignments from the named payee to the Trustee or from the named payee to the Affiliate of the Originator and from such Affiliate to the Trustee;

                  (ii) The original Mortgage, with evidence of recording thereon
              (if recordation was required under applicable law);

                  (iii)  Any  original  assumption,   modification,  buydown  or
              conversion-to-fixed-interest-rate   agreement  applicable  to  the
              Mortgage;

                  (iv) The original stocks,  shares,  membership  certificate or other contractual agreement evidencing ownership;

                  (v) The original stock power executed in blank;

                  (vi) The  original  executed  security  agreement  or  similar document and all assignments thereof showing a complete chain of assignment from the named secured party to the Trustee;

                  (vii) The  original  executed  proprietary  lease or occupancy agreement and all assignments thereof showing a complete chain of assignment from the named secured party to the Trustee;

                  (viii) The original  executed  recognition  agreement  and all executed assignments of recognition agreement showing a complete chain of assignment from the named secured party to the Trustee;

                  (ix) (Except for Mortgage Loans (x) secured by Mortgaged Properties in the State of New Jersey or (y) originated prior to October 1988 and secured by Mortgaged Properties in the State of New York) the executed UCC-1 financing statement with evidence of recording thereon and executed original UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken chain from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation); and

                  (x) Any related  Primary  Mortgage  Insurance  Certificate and related policy.

         In addition, CMSI, concurrently with the execution and delivery of this Agreement and in connection with such transfer and assignment of Mortgage Loans shall deposit in the Certificate Account the amount of all payments received by CMSI after the Cut-Off Date and prior to the Issue Date with respect to the Mortgage Loans, to the extent such payments are being transferred and assigned to the Trustee hereunder, except any portion of such payments on Mortgage Loans (including servicing fees with respect thereto) of a type not required to be deposited therein as specified in Article XI or Article XII.

         (c) In instances where an original recorded Mortgage cannot be delivered by CMSI to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with the recording of such Mortgage, CMSI may, (a) in lieu of delivering such original recorded Mortgage referred to in clause (a)(ii) or (b)(ii) above, deliver to the Trustee a copy thereof, provided that CMSI certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor (which may be a certificate relating to a master policy of title insurance), and (b) in lieu of delivering the completed assignment in recordable form referred to in clause (a)(iv) or (b)(ii) and
(b)(ix) above to the Trustee, deliver such assignment to the Trustee completed except for recording information. In all such instances, CMSI will deliver the original recorded Mortgage and completed assignment (if applicable) to the Trustee promptly upon receipt of such Mortgage. In instances where an original recorded Mortgage has been lost or misplaced, CMSI or the related title insurance company may deliver, in lieu of such Mortgage, a copy of such Mortgage bearing recordation information and certified as true and correct by the office in which recordation thereof was made. In instances where the original or a copy of the title insurance policy referred to in clause (a)(v) above (which may be a certificate relating to a master policy of title insurance) pertaining to the Mortgaged Property relating to a Mortgage Loan cannot be delivered by CMSI to the Trustee prior to or concurrently with the execution and delivery of this Agreement because such policy is not yet available, CMSI may. in lieu of delivering the original or a copy of such title insurance referred to in clause
(a)(v) above, deliver to the Trustee a binder with respect to such policy (which may be a certificate relating to a master policy of title insurance) and deliver the original or a copy of such policy (which may be a certificate relating to a master policy of title insurance) to the Trustee when available, In instances where an original assumption, modification, buydown or conversion-to-fixed-interest-rate agreement cannot be delivered by CMSI to the Trustee prior to or concurrently with the execution and delivery of this Agreement, CMSI may, in lieu of delivering the original of such agreement referred to in clause (a)(iii) or (b)(iii) above, deliver a certified copy thereof CMSI will deliver the original assumption, modification, buydown or conversion-to-fixed-interest-rate agreement to the Trustee promptly upon receipt thereof

         CMSI agrees, at its own expense, to prepare and record (or to supply the Trustee with evidence of recordation of) each assignment referred to in clause (a)(vi) or (b)(vi) and (b)(ix) above. CMSI shall prepare and deliver a copy of each such assignment to the Trustee as soon as practicable but not later than 60 days after the date of initial issuance of the CitiCertificates, and CMSI intends to effect such recordation as soon as practicable thereafter in the appropriate public office for real property records except that CMSI need not cause to be recorded any assignment which relates to a Mortgage Loan for which the Mortgaged Property is located in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel delivered to the Trustee which is reasonably satisfactory to the Trustee, recordation of such assignment is not necessary to protect the Trustee and the Certificateholders' interest in the related Mortgage Loan or Mortgage.

         CMSI agrees, at its own expense, to record any UCC-3 financing statements not previously recorded (and to supply the Trustee with evidence of such recordation). CMSI intends to effect such recordation as soon as practicable after the date of initial issuance of the CitiCertificates in the appropriate public office.

         In the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the date of execution and delivery of this Agreement, CMSI, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer as set forth in
Section 3.22

         In connection with such transfer and delivery of the balance of the Trust Fund, CMSI, concurrently with the execution and delivery of this Agreement, shall deposit into the Certificate Account cash in the amount (if any) specified in Article XII.

         Section 2.02. Acceptance by Trustee. The Trustee, by execution and delivery hereof, acknowledges receipt, subject to the review described in the succeeding sentence, of the documents and other property referred to in Section
2.01 and declares that the Trustee holds and will hold such documents and other property, including property yet to be received in the Trust Fund, in trust, upon the trusts herein set forth, for the benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of such Certificateholders, to review each Mortgage File within 90 days after execution and delivery of this Agreement, to ascertain that all required documents have been executed, received and recorded, if applicable, and that such documents relate to the

Mortgage Loans identified in Exhibit B-1 and B-2 hereto. If in the course of such review the Trustee finds a document or documents constituting a part of a Mortgage File to be defective in any material respect, the Trustee shall promptly so notify CMSI, whereupon CMSI shall have a period of 180 days within which to correct or cure any such defect (including correction or cure by substitution of Mortgage Loans to the extent permitted by Section 2.04). If any such material defect has not been corrected or cured, CMSI will, not later than 180 days after the Trustees notice respecting such defect, repurchase the related Mortgage Loan from the Trustee at a price equal to (I) 100% of the Adjusted Balance on such Mortgage Loan, after taking into account any principal payable thereon on the Due Date in the month of repurchase, plus (ii) accrued and unpaid interest thereon at the Mortgage Note Rate less in the case of the CitiMae Mortgage Loan, the applicable Expense Rate and the Retained Fixed Yield, if any, to the first day of the month in which proceeds of such repurchase are distributed to the Certificateholders, plus (iii) any unreimbursed payments with respect to such Mortgage Loan, to the extent not covered in (ii) above, as part of a Voluntary Advance, a Trustee Advance or an Advance Account Advance whereupon all Voluntary Advances, Trustee Advances and Advance Account Advances will be reimbursed to the Trustee or deemed reimbursed to CMSI, as the case may be, with respect to such Mortgage Loan by such respective amounts. Notwithstanding the preceding two sentences, any material defect that causes a Mortgage Loan to fail to constitute a "qualified mortgage" within the meaning of Code Section 860G(a)(3) shall either be corrected or cured by CMSI or, failing such correction or cure, CMSI shall repurchase such Mortgage Loan at the price described in the preceding sentence (or, if within two years of the Startup Day, or such other period as may be permitted by the REMIC Provisions, substitute an Eligible Substitute Mortgage Loan therefor pursuant to Section 2.04) no later than 90 days after the discovery of such material defect. Any such repurchase shall be considered a prepayment in full of such Mortgage Loan on such Due Date and shall be deposited (net of reimbursed Voluntary Advances, Trustee Advances and Advance Account Advances) by CMSI in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by an Authorized Officer of CMSI, the Trustee shall release to CMSI the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as CMSI shall reasonably request, to vest in CMSI any Mortgage Low released pursuant hereto. Any repurchase by CMSI of a Mortgage Loan hereunder shall be deemed to include the right to receive any Remittance thereon payable after the month of repurchase, and the Trustee shall, upon receipt of any such Remittance, promptly remit the amount of such Remittance to CMSI. It is understood and agreed that the obligation of CMSI to repurchase any Mortgage Loan or make a substitution therefor pursuant to Section
2.04 as to which a material defect in a constituent document exists shall constitute the sole remedy against CMSI with respect to such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Mortgage Document Custodial Agreement substantially in the form of Exhibit C hereto pursuant to which the Trustee appoints a Mortgage Document Custodian to hold the Mortgage Documents in trust for the Trustee and the benefit of the Trustee and all present and future Certificateholders, which may provide that the Mortgage Document Custodian shall conduct the review of each Mortgage File required under the first paragraph of this Section 2.02, provided that, if the Mortgage Document Custodian so appointed is CMSI or an Affiliate of CMSI, the Trustee shall conduct such review.

         Section 2.03. Representations and Warranties of CMSI. CMSI hereby represents and warrants to the Trustee that:

                 (i) The information set forth in Exhibit B hereto was true and correct in all material respects as of the date or dates respecting which such information is furnished;

                 (ii) As of the Issue Date, each Mortgage will be a valid first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments as limited in clause (vi) below, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan, (c) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage and (d) in addition, in the case of a Mortgage on a cooperative apartment in a cooperative housing corporation, the right of the related cooperative to cancel the related shares and terminate the proprietary lease for unpaid assessments (general and special) owed by the Mortgagor;

                 (iii) Immediately prior to the transfer of the Mortgage Loans to the Trustee, CMSI has good title to, and is the sole legal owner of, each Mortgage Loan (except as set forth in clause (v) below) and immediately upon the transfer and assignment herein contemplated, CMSI will have taken all steps necessary so that the Trustee will have good title to, and will be the sole legal owner of, each Mortgage Loan (except as set forth in clause (v) below);

                 (iv) As of the Cut-Off Date, no payment of principal of or interest on or in respect of any Mortgage Loan was 30 days or more past due (a Mortgage Loan being considered 30 days past due in a given month when payment due on the first day of the prior month has riot been made on or before the last day of such prior month) or has been 30 days or more past due more than once for the twelve months preceding the Cut-Off Date;

                 (v) As of the Issue Date, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

                 (vi) As of the Issue Date, there is no delinquent tax or assessment lien against any Mortgaged Property;

                 (vii) As of the Issue Date, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                 (viii) As of the Issue Date, each Mortgaged Property is free of material damage and is in good repair;

                 (ix) Each Mortgage at the time it was originated complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, recording and disclosure laws;

                 (x) A lender's title insurance policy or binder (which shall have been approved as such by either FNMA or the FHLMC) or other assurance of title customary in the relevant jurisdiction therefor, was issued on the date of the origination of each Mortgage Loan (other than a Mortgage Loan relating to a cooperative apartment), and, as of the Issue Date, each such policy, binder or assurance is valid and remains in full force and effect;

                 (xi) The Mortgage Loans conform in all material respects with the descriptions thereof in the Prospectus and the Prospectus Supplement relating to the Certificates;

                 (xii) Each Mortgage Loan having an original principal amount exceeding 90% of its Original Value is covered by primary mortgage insurance at least until the outstanding principal amount thereof is less than or equal to 80% of either the Original Value through principal payments by the Mortgagor or the value thereof as determined by a new appraisal delivered subsequent to origination. So long as it is in effect, such primary mortgage insurance covers the losses arising from defaults in an amount equal to the excess, of the outstanding principal amount of such Mortgage Loan over 75% of the Original Value of such Mortgage Loan;

                 (xiii) The original principal amount of each Mortgage Loan was not more than 95% of the Original Value of such Mortgage Loan; and

                 (xiv) With respect to each Buydown Mortgage Loan, the Buydown Funds deposited in the Buydown Account, if any, will be sufficient, after crediting interest at the rate per annum, if any, specified in the buydown agreement compounded monthly to the Buydown Account and adding the amounts required to be paid by the Mortgagor, to make the scheduled payments stated in the Mortgage Note for the term of the Buydown Subsidy Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by CMSI or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan (including any Mortgage Loan substituted for a nonconforming Mortgage Loan pursuant to Section 2.04), the party discovering such breach shall give prompt written notice to the other parties hereto. If within 60 days of the date of such notice of breach or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, CMSI does not cure such breach in all material respects (including by substitution of one or more Eligible Substitute Mortgage Loans if and to the extent permitted by
Section 2.04), CMSI shall repurchase such Mortgage Loan from the Trustee.

         Any such repurchase of a Mortgage Loan by CMSI shall be accomplished in the manner and at the repurchase price set forth in Section 2.02. Any such repurchase shall be considered a prepayment in full of such Mortgage Loan on such Due Date and shall be deposited (net of all Voluntary Advances, Trustee Advances and Advance Amount Advances with respect to such Mortgage Loan, which shall be reimbursed to the Trustee or deemed reimbursed to CMSI, as the case may
be) by CMSI in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by an Authorized Officer of CMSI, the Trustee shall release to CMSI the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as CMSI shall reasonably request, to vest in CMSI any Mortgage Loan released pursuant hereto. Any repurchase by CMSI of a Mortgage Loan hereunder shall be deemed to include the right to receive any Remittance thereon payable after the month of repurchase, and the Trustee shall, upon receipt of any such Remittance, promptly remit the amount of such Remittance to CMSI. It is understood and agreed that the obligation of CMSI to repurchase any Mortgage Loan as to which a breach occurred and is continuing and the limited indemnity set forth in the following paragraph shall constitute the sole remedies against CMSI respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         Section 2.04. Substitution of Eligible Substitute Mortgage Loans for Nonconforming Mortgage Loans.

         (a) CMSI shall have the right, in an event requiring a repurchase pursuant to Section 2.02 or 2.03, to substitute one or more Eligible Substitute Mortgage Loans for any one or more nonconforming Mortgage Loans, any such substitution to take place on the day designated by CMSI (the "Substitution Day") occurring before a date two years after the Startup Day (or, if the Substitution Day is not a Business Day, the next proceeding Business Day), subject to the satisfaction of the conditions set forth in Section 2.01 and subject to the satisfaction of the following conditions;

                 (i) no Event of Default shall have occurred and be continuing;

                 (ii) the aggregate Adjusted Balance of all Eligible Substitute Mortgage Loans substituted on the Substitution Day (determined with respect to each Eligible Substitute Mortgage Loan as of the Substitution Day) shall not exceed an amount equal to 40% of the aggregate Adjusted Balance of all Mortgage Loans as of the Closing Date;

                 (iii) the Trustee shall have received an Officer's  Certificate
(A) stating that all conditions precedent to such substitution specified in this subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (B) confirming that the representations and warranties contained in Section 2.03 (other than paragraphs
(i) and (xi) thereof) are true and correct in all material respects with respect to the Eligible Substitute Mortgage Loans on and as of the Substitution Day, provided that remedies for the inaccuracy of such representation are limited as set forth in Sections 2.02, 2.03 and this 2.04; and

                 (iv) the Trustee shall have received, not later than the Substitution Day, an Opinion of Counsel (who may not be an employee of CMSI or of an Affiliate of CMSI) and, if required by such counsel, a letter from an accountant, dated the Substitution Day, to the effect (A) that all conditions to such substitution specified in this subsection (a) have been satisfied, (B) that the Eligible Substitute Mortgage Loans are "qualified replacement mortgages" within the meaning of Code Section 860G(a)(4), and (C) that the substitution of such Eligible Substitute Mortgage Loans will not result in the disqualification of the Trust Fund as two separate REMICs under the Code or otherwise subject either REMIC to any tax.

         (b) In the event that, on the Substitution Day, any Prepaid Installments have been received in the Certificate Account with respect to such Mortgage Loan, the full amount of such Prepaid Installment shall be paid on the Substitution Day to CMSI from the Certificate Account.

         (c)  Concurrently  with the satisfaction of the conditions set forth in
Section 2.04(a) above and the grant of such Eligible Substitute Mortgage Loans to the Trustee pursuant to Section 2.04(a) above, (A) Exhibit B to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include, pursuant to
Section 10.01, the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and (B) the Trustee shall release to CMSI the nonconforming Mortgage Loan or Loans and execute and deliver such instruments of transfer or assignment as may be required to transfer, without recourse, to CMSI such nonconforming Mortgage Loan or Loans.

         Section 2.05. Authentication of Certificates. The Trustee has authenticated and delivered or caused to be authenticated and delivered to or upon the order of CMSI, in accordance with the CMSI Order, in exchange for the Mortgage Loans, concurrently with the transfer and assignment to the Trustee of the Mortgage Loans, Certificates duly authenticated by the Trustee in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee acknowledges issuance to it of the Class L Regular Interest on behalf of the Upper-Tier REMIC.

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

                                   ARTICLE III

                 CERTIFICATE ACCOUNT; PAYMENTS AND STATEMENTS TO
               CERTIFICATEHOLDERS; ADMINISTRATION AND SERVICING OF
                                 MORTGAGE LOANS

         Section 3.01. Collection of Moneys. Except as otherwise expressly provided herein, the Trustee may demand or cause to be demanded payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all money and property received by it as part of the Trust Fund and shall apply it as provided in this Agreement.

         CMSI shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such normal collection procedures as it deems necessary and advisable. CMSI shall not be required to institute litigation with respect to collection of any payment if it reasonably questions its ability to enforce the provision of the Mortgage Loan under which such payment is required. Consistent with the foregoing, CMSI may in its discretion (a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (b) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid after the applicable Due Date, provided, if the arrangement is for a period of more than 90 days, CMSI reasonably believes that without such arrangement the Mortgagor would default on the related Mortgage Loan. Regardless of whether any arrangement of the type described in clause (b) above is made, any such Mortgage Loan shall be considered delinquent for all purposes of this Pooling Agreement.

         Section 3.02. Certificate Account. (a) On or before the Issue Date, CMSI shall open or cause to be opened with a Depository, Depositories or the Trustee one or more accounts in the name of the Trustee, which shall collectively be the "Certificate Account". The Certificate Account will be an Investment Account if so specified in Article XII; otherwise, the Certificate Account with be a non-interest bearing account. CMSI, on behalf of the Trustee, shall promptly deposit, or cause to be deposited, daily in the Certificate Account, within one Business Day following receipt and posting, all Remittances related to Affiliated Mortgage Loans received by it. Remittances related to the CitiMae Mortgage Loans shall be deposited into the Custodial Accounts for P&I and the Certificate Account in accordance with Section 3.03. All Remittances, any amount required to be deposited in the Certificate Account pursuant to
Section 2.01, all other deposits therein pursuant to this Agreement, and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Trustee in the Certificate Account as part of the Trust Fund as herein provided, except for amounts from Buydown Funds required to be deposited pursuant to Section 3.06, which shall be held by the Trustee in the Buydown Account on behalf of the Mortgagors, subject to withdrawal by the Trustee or CMSI as servicer for the purposes set forth in subsections (b) and (c) of Section 3.04. All funds withdrawn from the Certificate Account pursuant to subsection (b) of Section 3.04 for the purpose of making distributions to the Certificateholders shall be applied in accordance with said subsections. The Trustee shall take such steps as CMSI may reasonably request in order to enable CMSI to make deposits to and withdrawals from the Certificate Account in accordance with Sections 3.03, 3.14 and 3.16.

         Funds in the Certificate Account shall be invested and reinvested by the Trustee at CMSI's written direction (subject to subsections (d) of this Section 3.02) in one or more Eligible Investments bearing interest or sold at discount. Notwithstanding the foregoing, no investment of any amount held in the Certificate Account may mature later than the Business Day immediately preceding the next Distribution Date; provided, however, that investments (including repurchase agreements) on which the Trustee, in its commercial capacity, is the obligor, may mature on a Distribution Date if, under this Section 3.02, such investment could otherwise mature on the Business Day immediately preceding such Distribution Date.

         All income from investment of moneys deposited in a Certificate Account, and all proceeds of disposition of any assets in the Certificate Account, shall be deposited by the Trustee, the Servicer or the Master Servicer in such Certificate Account immediately upon receipt, and any loss resulting from such investment shall be charged to such Certificate Account. The Trustee shall have no liability for any loss incurred in connection with any investment or any sale or liquidation thereof pursuant hereto, unless caused by its negligence or willful misconduct.

         CMSI may deposit in each of the Certificate Account, Servicing Account and Buydown Account the appropriate payments, collections and funds in respect of one or more series of certificates issued under a registration statement covering the CitiCertificates or similar certificates; provided that the senior class of certificates of each such other series and the senior Class of CitiCertificates are rated "AAA" or its equivalent or in the category "AA" or its equivalent and the subordinated class of certificates of each such other series and the subordinated Class of CitiCertificates are rated in the same category by each Rating Agency, and provided further that separate accounting is maintained.

         (b) Funds and other property in the Certificate Account shall not be commingled with any other moneys or property of the Trustee. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of the Certificate Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other persons; provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the Certificate Account.

         (c) CMSI will not direct the Trustee to make any investment of any funds in the Certificate Account or to sell any investment held in the Investment Account except under the following terms and conditions:

                 (i) each such investment shall be made in the name of the Trustee (in its capacity as such) or in the name of a Qualified Nominee of the Trustee; and

                 (ii) each such investment shall be a "cash flow investment" as defined in Code Section 860G(a)(6).

         (d) Generally, no Eligible Investment shall be disposed of prior to Its maturity; provided, however, if any amounts are needed for disbursement from the Certificate Account and sufficient uninvested funds are not available therein to make such disbursement, in the absence of a CMSI Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Certificate Account; provided, further, however, that prior to any such sale or conversion to cash, the Trustee shall have received (i) an Opinion of Counsel (which opinion may not be provided by an employee of CMSI or of an Affiliate of CMSI) that such sale or conversion to cash shall not constitute a "prohibited transaction" under Code Section 860F(a), or (ii) (a) if such sale or conversion to cash constitutes such a "prohibited transaction", the consent of the Holders of 100% Percentage Interest of the Residual Certificates to the prohibited transaction together with each such Holder's proportionate share of any tax imposed on the Trust Fund attributable to such transaction and (b) an Opinion of Counsel (which opinion may not be provided by an employee of CMSI or of an Affiliate of CMSI) that such transaction will not disqualify the Trust Fund as a REMIC.

         (e) The Trustee shall not in any way be held liable by reason of any insufficiency in the Certificate Account or the Buydown Account except for losses on investments which are liabilities of the Trustee in its commercial capacity.

         (f) Unless it shall have otherwise agreed in writing with CMSI, the Trustee shall not be required to enter into repurchase obligations for the investment of funds in the Investment Account with any Person whose repurchase obligations would be Eligible Investments only if the requirements of subclause
(B) of clause (iii) of the definition of the term "Eligible Investments" were complied with in connection with such investment.

         Section 3.03. CitiMae Mortgage Loans; Custodial Accounts for P&I and Certificate Account Deposits. (a) The Master Servicer shall cause to be established and maintained segregated Custodial Accounts for P&I and segregated Escrow Accounts in accordance with the requirements of the Guide and shall deposit or cause to be deposited therein within two Business Days the amounts related to the CitiMae Mortgage Loans required by the Servicing Agreements to be so deposited except any Retained Fixed Yield Amounts. Proceeds received with respect to individual CitiMae Mortgage Loans from any title, hazard or other insurance policy covering such Mortgage Loan other than any Primary Mortgage Insurance Certificate shall be deposited first in the applicable Escrow Account if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the applicable Escrow Account and proceeds from any Primary Mortgage Insurance Certificate shall be deposited in the Custodial Account for P&I and shall be applied to the balances of the related CitiMae Mortgage Loans as payments of interest and principal. Conduit Servicers are authorized to make withdrawals from the Custodial Accounts for P&I for the purposes required or permitted by this Agreement and in accordance with the Guide. The Trustee shall have no responsibility for monitoring such withdrawals. The Custodial Accounts for P&I shall each bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Amounts deposited in any Custodial Account for P&I shall be fully insured by the FDIC. To the extent amounts received for deposit in any Custodial Account for P&I will not be fully insured, such excess shall either, at the option of the Master Servicer, be secured by one or more Eligible Investments maturing not later than the Determination Date with respect to such amounts or in every other case be promptly remitted to the Certificate Account or the account referred to in (d) below, such Eligible Investments as evidenced by an Opinion of Counsel delivered and acceptable to the Trustee to the effect that the Master Servicer has either a claim to the funds held by the institution or a perfected first security interest against any such Eligible Investments superior to the claims of any other depositor or general creditor of such institution.

         The Master Servicer shall advance the payment of property taxes and insurance premiums and other similar payments relating to the CitiMae Mortgage Loans that are not timely paid by the Mortgagors or advanced by the Conduit Servicers on the date when such tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds or Liquidation Proceeds or otherwise from the related CitiMae Mortgage Loans.

         Any amounts received by a Conduit Servicer with respect to a CitiMae Mortgage Loan shall be deemed to have been received by the Master Servicer for purposes of this Agreement. In the event a Conduit Servicer fails to remit any amounts received by the Conduit Servicer and required to be remitted hereunder, the Master Servicer shall be obligated to transmit the required amounts to the Trustee regardless of the failure of the Conduit Servicer.

         The Master Servicer shall keep, or cause to be kept, and maintain, or cause to be maintained, separate accounting on a Mortgage Loan by Mortgage Loan basis, for any remittances to or payments from the Custodial Accounts for P&I.

         (b) Within three days (or the next succeeding Business Day if the third day is not a Business Day) after the receipt by a Conduit Servicer of Principal Prepayments in full, Liquidation or Insurance Proceeds with respect to a CitiMae Mortgage Loan (not required to be applied to the restoration or repair of the related Mortgaged Property) or (ii) the Substitution Adjustment Amount in connection with any substitution of a mortgage loan or proceeds from the repurchase of a Mortgage Loan are deposited by the Conduit Servicer in the Custodial Account for P&I, the Master Servicer shall withdraw or direct the withdrawal from the Custodial Accounts for P&I of such amounts and deposit such amounts in accordance with this paragraph (b); provided, that, so long as CMSI or an Affiliate of CMSI is the Master Servicer, CMSI or the Conduit Subservicer may consent to the withdrawal from the Custodial Accounts for PI in the month following the month of receipt by a Conduit Servicer of amounts representing Principal Prepayments in full, Liquidation Proceeds and Insurance Proceeds.

         Not later than the Determination Date, the Master Servicer shall withdraw or direct the withdrawal from any funds in the Custodial Accounts for P&I and deposit into the Certificate Account the following amounts:

                 (i) Scheduled installments of principal and interest on the CitiMae Mortgage Loans received or advanced by the Conduit Servicers which were due the first day of the current month, net of Conduit Servicing Fees due Conduit Servicers and any Retained Fixed Yield Amounts, if any;

                 (ii) Principal Prepayments in full and Liquidation and Insurance Proceeds (a) received by Conduit Servicers for CitiMae Mortgage Loans but not yet withdrawn and remitted to the Servicer in the current month, in those cases where Conduit Servicers must remit such payments within three days or (b) received by Conduit Servicers in the immediately preceding month in those cases where the Master Servicer has consented thereto, net, in the case of Liquidation Proceeds and Insurance Proceeds, of Conduit Servicing Fees due Conduit Servicers;

                 (iii) Partial  prepayments of principal received by the Conduit
             Servicer for such Mortgage Loans in the immediately preceding calendar month, or the current month in the case of partial prepayments received with the scheduled installments of principal and interest which were due on the first day of the current month; and

                  (iv) Payments for repurchase of CitiMae Mortgage Loans by
             Conduit Servicers.

         (c) Except as otherwise provided herein, the following payments and collections received or made by the Master Servicer shall be deposited into the Certificate Account on the Certificate Account Deposit Date (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-Off Date):

         Not later than the Certificate Account Deposit Date. the foregoing withdrawals and any amounts remitted to the Conduit Servicers pursuant to paragraph (a) and (b) above shall be deposited into the Certificate Account; provided, however, that (x) any Principal Prepayments in full, Liquidation or Insurance Proceeds with respect to the CitiMae Mortgage Loans shall not be required to be deposited in the Certificate Account earlier than the Certificate Account Deposit Date in the month succeeding the month in which such amount was received by the related Conduit Servicer and (y) the Substitution Adjustment Amount in connection with any Substitute Mortgage Loan and the proceeds from the repurchase of a CitiMae Mortgage Loan shall not be required to be deposited in the Certificate Account earlier than the Certificate Account Deposit Date in the month following the month during which the circumstances which gave rise to such substitution or repurchase occurred.

         In addition, the Master Servicer shall deposit in the Certificate Account not later than the third Business Day preceding each Certificate Account Deposit Date, in the case of clause (i) and in the case of clauses (ii) through
(iv) below on the Certificate Account Deposit Date:

                 (i) Any  Voluntary  Advances  with  respect  to  the  CitiMae
             Mortgage Loans by the Master Servicer in respect of such Distribution Date;

                 (ii) The amount,  if any,  with  respect to a CitiMae  Mortgage
             Loan which was prepaid in full by the Mortgagor or for which a final liquidation has occurred during the preceding calendar month required to be deposited by the Master Servicer pursuant to Section
             3.25 hereof;

                 (iii) All Liquidation  Proceeds received in the preceding month by the Master Servicer in connection with the liquidation of defaulted CitiMae Mortgage Loans, net of related Liquidation Expenses;

                 (iv) All Insurance  Proceeds with respect to a CitiMae Mortgage
             Loan received in the preceding month by the Master Servicer, other than proceeds applied to the restoration or repair of the related Mortgaged Property; and

                 (v) With respect to the CitiMae Mortgage Loans, any amount required to be deposited pursuant to Section 3.21.

         CMSI shall deposit in the Certificate Account not later than the Certificate Account Deposit Date the Substitution Adjustment Amount in connection with any Substitute Mortgage Loan being substituted and the amount specified in Sections 2.02 and 2.03 paid by CMSI in respect of any CitiMae Mortgage Loan or property acquired in respect thereof as to which the circumstances giving rise to substitution or purchase occurred during the month preceding such Certificate Account Deposit Date (and not substituted or purchased by a Conduit Servicer for which a deposit has already been made to such Conduit Servicer's Custodial Account for P&I or otherwise deposited by the Master Servicer).

         (d) Prior to the Certificate Account Deposit Date the Master Servicer may deposit the amounts described in Section 3.03(b) in a separate account in the name of the Master Servicer and the Trustee (such account shall be maintained in the trust department of a Depositor and shall bear a designation clearly indicating that the principal of all investments in such account is held for the benefit of the Trustee on behalf of the Certificateholders) (the "Investment Account") for investment only in one or more Eligible Investments. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional compensation for its services as Master Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Investment Account by the Master Servicer out of its own funds immediately as realized. Any successor master servicer appointed pursuant to this Agreement shall not be responsible for losses attributable to its predecessor. No investments held in the Investment Account shall mature later than the Certificate Account Deposit Date.

         Section 3.04. Distributions. (a) By 11:00 a.m. (New York City time) on each Distribution Date, the Trustee shall cause to be distributed from the Certificate Account (or, to the extent provided in Sections 3.27 and 3.28 and Articles XII and XIII, the Upper-Tier REMIC Account) or shall cause the Paying Agent to distribute from a designated account to each Certificateholder of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check mailed to such Certificateholder at the address appearing in the Certificate Register; if eligible for wire transfer as set forth in Article XII and if the Trustee has received wiring instructions from the Certificateholder by wire transfer; or by such other means of payment as such Certificateholder, CMSI, the Paying Agent and the Trustee (if it is making payments directly to the Certificateholders) shall agree, the amount required to be distributed to such Certificateholder pursuant to the
Certificates and this Agreement. If wiring instructions are received by the Trustee, such instructions will remain in effect until changed by such Certificateholder by written notice to the Paying Agent and the Trustee at least five Business Days prior to a subsequent Distribution Date.

         In the event CMSI appoints a Paying Agent, the Trustee will, on or prior to each Distribution Date, deposit, in immediately available funds from funds available in the Certificate Account, in an account designated by the Paying Agent the amount required to be distributed to the Certificateholders on such Distribution Date pursuant to subsections (b) and (c) of this Section 3.04 and, unless such Paying Agent is CMSI, the Trustee will promptly notify CMSI of its deposit or its failure to make such deposit. CMSI will cause any Paying Agent which is not the Trustee to execute and deliver to the Trustee an instrument in which such Paving Agent agrees with the Trustee that such Paying Agent will:

         (1) hold all amounts deposited with it by CMS I or the Trustee for payment on the Certificates in trust for the benefit of the Certificateholders until such amounts are paid to such Certificateholders or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by CMSI the making of any such deposit; and

         (3) at any time during the continuance of any default of CMSI in making such a deposit, upon the written request of the Trustee, forthwith pay to the Trustee all amounts so held in trust by such Paying Agent.

         For each distribution to the Certificateholders or deposit with the Paying Agent, the Servicer will use Affiliated Uncommitted Cash to make an Affiliated Certificate Account Advance and the Master Servicer will use Conduit Uncommitted Cash to make a Conduit Certificate Account Advance to cover any Remittance Delinquencies relating to the Affiliated Mortgage Loans or CitiMae Mortgage Loans, respectively, prior to making any Voluntary Advances or requesting that the Trustee (in its individual capacity) make a Conduit Trustee Advance or Affiliated Trustee Advance (or an Advance Account Advance).

         (b) Based on payments received with respect to the Mortgage Loans, on each Determination Date the Servicer shall determine:

                 (i) the Pool Distribution Amount;

                 (ii) the Class A Interest Amount, the Class A-IO Interest Amount, the Class A Unpaid Interest Shortfall, the Class A-IO Unpaid Interest Shortfall, the Class M Interest Amount, the Class M Unpaid Interest Shortfall, the Class B Subclass Interest Amount for each Class B Subclass and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Unpaid Interest Shortfall for each Class B Subclass;

                 (iii) the Class A Optimal Principal Amount, the Group I Non-PO Principal Amount, the Group II Non-PO Principal Amount, the Class A PO Principal Amount, Class M Optimal Principal Amount and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Optimal Principal Amounts;

                 (iv) the Class A Principal Distribution Amount, the Class M Principal Distribution Amount and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Principal Distribution Amount;

                 (v)     the PO Loss Amount;

                 (vi)    the Available PO Loss Funds; and

                 (vii) Such other information as may be required to determine the distributions to be made to Certificateholders in accordance with Article XII.

         On each Distribution Date, the Trustee shall distribute or cause to be distributed from funds on deposit in the Certificate Account (or, to the extent provided in Sections 3.27 and 3.28 and Articles XII and XIII, the

Upper-Tier REMIC Account) to each Certificateholder of record on the preceding Record Date such Certificateholder's share (based on the denomination represented by Certificates of the applicable Class held by such Holder) of the amounts distributable to such Class or Subclass in accordance with the priorities set forth in Articles XII and XIII, each such amount being the amount thereof set forth in the applicable Distribution Date Statement. Any such amount withdrawn for application to amounts distributable in respect of interest or in reduction of Stated Amount pursuant to subsection (d) of this Section 3.04, but not distributed because of the non-presentation of the related Certificates, or because the check for such payment is returned undelivered, shall be set aside and held by the Trustee in a separate trust account for the benefit of the Holders of such Certificates, and all such amounts will be deemed to have been distributed to such Holders for the purpose of any calculations required by this Agreement and will no longer be available for application to any other amounts due under this Agreement; provided, that after two years, any such amount that remains in such separate account shall be returned to the Certificate Account or the Upper-Tier REMIC Account, as the case may be, or, upon termination of the Trust Fund pursuant to Article IX, to the Holder of the Class LR Certificates or the Class R Certificates, as appropriate, as of the Termination Date and after such payment the Holders of such Certificates shall be required to seek payments as unsecured general creditors from the Certificate Account or the Holder of the Class LR or Class R Certificates, as the case may be.

         (c) On each Distribution Date, so long as CMSI shall have prepared and delivered to the Trustee a Distribution Date Statement in respect of such Distribution Date and the Trustee (based on such statement) shall have made, or, in accordance with this Section 3.03, set aside from amounts in the Certificate Account an amount sufficient to make the distributions on the Certificates then required to be made as indicated in such Distribution Date Statement, plus an amount equal to the Affiliated Uncommitted Cash and the Conduit Uncommitted Cash, if any, to be in the Certificate Account as of such Distribution Date (to the extent not required for either a Conduit Certificate Account Advance or an Affiliated Certificate Account Advance), the amount of which unremitted cash shall have been certified to the Trustee by CMSI, the cash balance, if any, then remaining in the related Certificate Account shall be withdrawn from such Certificate Account by or on behalf of the Trustee and applied to the payment of the CMSI Fee, if any (to the extent not already retained by the Servicer or Master Servicer pursuant to Section 3.23), the amount of such payment being set forth in a certificate of a Servicing Officer or a Responsible Officer, as the case may be. The balance, if any, of the amount so withdrawn shall be paid on such Distribution Date by or on behalf of the Trustee to the Holder of the Class LR Certificate. The Trustee is hereby authorized by CMSI to authorize, and the Trustee hereby authorizes, the Depository to withdraw the amount of such balance from the Certificate Account and pay it to the Holder of the Class LR Certificate, on its behalf in accordance with such Servicer's Certificate.

         (d) All reductions in Stated Amount of a Certificate (or one or more Predecessor Certificates) effected by distributions made on any Distribution Date or reductions thereof without distributions pursuant to Article XIII or otherwise in accordance with this Pooling Agreement shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution on each Certificate (including the final distribution on any Certificate receiving a distribution in connection with a termination pursuant to Section 9.01) shall be payable only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Trustee maintained by the Trustee for such purpose pursuant to Article XII.

         Whenever, on the basis of distributions on the Mortgage Loans received and expected to be received since the preceding Determination Date, CMSI expects that the Stated Amount of any Class of CitiCertificates will be reduced to zero on the next Distribution Date it shall, not later than the third day preceding such Distribution Date, mail or cause to be mailed to the Trustee and each such Person in whose name a CitiCertificate to be so retired is registered at the close of business on the applicable Record Date a notice to the effect that:

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                 (i) CMSI  expects that funds  sufficient  to reduce such Stated
Amount to zero will be available in the Certificate Account on such Distribution Date, and

                 (ii) if such funds are available, (A) such final distribution will be made on such Distribution Date, but only upon presentation and surrender of such CitiCertificate at the office or agency of the Trustee maintained for such purpose pursuant to Article XII (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such CitiCertificate after the end of the related Interest Accrual Period with respect to such Distribution Date.

         (e) Subject to the foregoing provisions of this Section, each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to unpaid distributions that were carried by such other Certificate. Any checks mailed pursuant to subsection (a) of this Section 3.04 and returned undelivered shall be held in accordance with Section 3.04(b).

         (f) Not later than the third Business Day next preceding each Distribution Date, the Servicer shall prepare or cause to be prepared a statement (a "Distribution Date Statement") with respect to such Distribution Date setting forth:

                 (i) the Distribution Amount for such Distribution Date (including the portion thereof which represents any Reimbursable Class A Non-PO Losses, Reimbursable Class A PO Losses, Reimbursable Class M Losses and Reimbursable Class B Losses for such Distribution Date);

                 (ii) the  aggregate  amount  of  interest  accrued  during  the
related  Interest  Accrual  Period  on  all  Outstanding   CitiCertificates  and
Certificates and any Non-Supported Interest Shortfalls;

                 (iii) the aggregate amount of interest to be distributed on each Class of CitiCertificates then Outstanding, identifying the portion thereof attributable to Class A Unpaid Interest Shortfalls, Class A-IO Unpaid Interest Shortfall, Class M Unpaid Interest Shortfalls or Class B Unpaid Interest Shortfalls;

                 (iv) the aggregate distribution in reduction of Stated Amount to be made in respect of each Class of CitiCertificates then Outstanding;

                 (v) the amount in reduction of Stated Amount of the CitiCertificates not the result of distributions in reduction of Stated Amount;

                 (vi) whether the amount expected to be available in the Certificate Account on such Distribution Date will be sufficient to pay on such Distribution Date all amounts specified in clauses (iii) and (iv) above and, if not, the percentages of each such amount which may be paid in accordance with the priorities set forth in Section 3.04(b) from the amounts expected to be available in the Certificate Account;

                 (vii) the amounts included in such statement pursuant to clauses (iii) and (iv) above, expressed in each case per $1,000 Initial Stated Amount to be paid on such Distribution Date,

                 (viii) the aggregate amounts of Servicing Fee and Master Servicing Fee, if any, to be paid pursuant to Section 3.04(c);

                 (ix) the Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount after giving effect to any changes thereto in respect of the applicable Distribution Date;

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                 (x) the amount,  if any, to be withdrawn  from the  Certificate
Account and paid over to the Holder of the Class LR Certificate on such Distribution Date pursuant to Section 3.04(c); and

                 (xi) the Stated Amount of the CitiCertificates which will remain Outstanding after giving effect to the distributions to be made on such Distribution Date, expressed both on an aggregate basis and per $1,000 Initial Stated Amount.

Each Distribution Date Statement shall be delivered, by 10:00 a.m. (New York City time) on the date on which it is due to be prepared, by or on behalf of CMSI, to the Trustee. The foregoing requirements shall be satisfied by timely delivery of the reports to Certificateholders required pursuant to Section 3.05, which collectively shall then be deemed a "Distribution Date Statement" for purposes of this Agreement, with a copy to the Trustee and the Paying Agent.

         (g) In the event that the Servicer determines to make a Voluntary Advance with respect to the Affiliated Mortgage Loans or the Master Servicer determines to make a Voluntary Advance with respect to the CitiMae Mortgage Loans on any Distribution Date, it shall deposit, in the case of an Affiliated Mortgage Loan, in the Certificate Account not later than the Business Day next preceding the Distribution Date an amount equal to such Voluntary Advance or in the case of a CitiMae Mortgage Loan an amount equal to such advance in accordance with Section 3.03. It is understood and agreed that the election of the Servicer or the Master Servicer to make any such advance as permitted by this subsection (g) of Section 3.04 is based upon its good faith judgment that the amount of such advance will be recoverable from future payments and proceeds on the related Mortgage Loan, and that no obligation, express or implied, exists respecting any such advance.

         Section 3.05. Reports to Certificateholders. The Trustee will include, or will cause to be included, with each distribution to Holders of CitiCertificates and will send, or cause to be sent to the Rating Agencies and the Underwriter, a statement, prepared or caused to be prepared by CMSI and delivered to the Trustee, setting forth the following information (per $1,000 Initial Stated Amount or initial notional amount, as to (i) and (ii) below):

                 (i) to each Certificateholder of a Class of CitiCertificates on which a distribution in reduction of the Stated Amount is then being made, the amount of such distribution which represents a reduction in the Stated Amount and the amount which represents interest, and the Stated Amount of a Single Certificate after giving effect to the reduction of Stated Amount on such Distribution Date;

                 (ii) to each Certificateholder of a Class of CitiCertificates on which a distribution of interest only is then being made, the aggregate Stated Amount of Certificates Outstanding of each Class after giving effect to the distributions in reduction of Stated Amount, if any, made on such Distribution Date occurring subsequent to the last such report and any reduction in Stated Amount pursuant to Section 13.02;

                 (iii) the amount of Servicing Fee and Master Servicing Fee received by CMSI during the calendar month preceding the month of such distribution;

                 (iv) the book value of any real estate acquired by the Trust Fund through foreclosure or otherwise;

                 (v) the aggregate Adjusted Balance of the Mortgage Loans as of the last day of the month next preceding the month of such distribution after giving effect to payments on the Mortgage Loans due on the related Due Date and Principal Prepayments distributed on the Distribution Date;

                 (vi) the number and aggregate principal amount of Mortgage Loans delinquent 30 days and 60 or more days (as determined by CMSI under the FHLBB method);

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

                 (vii) the aggregate amount of Remittances received on Mortgage Loans during the related Due Period;

                 (viii)  any  Voluntary  Advances,   Trustee  Advances,  Advance
Account Advances, Certificate Account Advances and any other amounts charged thereto in respect of the applicable Distribution Date;

                 (ix) the Class A Subclass Stated Amount of each Subclass of Class A CitiCertificates, the Class M Stated Amount and the Class B Subclass Stated Amount of each Subclass of the Class B CitiCertificates on such Distribution Date;

                 (x) any Class A Unpaid Interest Shortfall, Class A-IO Unpaid Interest Shortfall, Class M Unpaid Interest Shortfall and Class B Unpaid Interest Shortfall applicable to the next succeeding Distribution Date;

                 (xi)  the  amount  in  reduction   of  Stated   Amount  of  the
CitiCertificates not the result of distributions in reduction of Stated Amount;

                 (xii) the Class A Stated Amount, the Class M Stated Amount and the Class B Stated Amount as of the following Determination Date after giving effect to the distribution of principal made and losses allocated with respect to such Distribution Date; and

                 (xiii) the Class A Percentage, the Class A Prepayment Percentage, the Class M Percentage, the Class M Prepayment Percentage, the Class B-1 Percentage, the Class B-1 Prepayment Percentage, the Class B-2 Percentage, the Class B-2 Prepayment Percentage, the Class B-3 Percentage, the Class B-3 Prepayment Percentage, the Class B-4 Percentage, the Class B-4 Prepayment Percentage, the Class B-5 Percentage and the Class B-5 Prepayment Percentage for the following Distribution Date.

         The Trustee will send, or will cause to be sent through the Certificate Registrar, to Holders of each Class of Residual Certificates a statement setting forth the information in paragraphs (i) through (viii).

         CMSI will provide Certificateholders that are federally insured savings and loan associations with certain reports, and will provide access to information and documentation regarding the Mortgage Loans included in the Trust Fund, sufficient to permit such associations to comply with applicable regulations of the Office of Thrift Supervision.

         In addition to the foregoing, CMSI, on behalf of the Trustee, shall file with the Internal Revenue Service and furnish to Certificateholders such statements or information at such times and in such manner as may be required by the Code.

         Section 3.06. Application of Buydown Funds. On or before the Issue Date if there are any Buydown Mortgage Loans in the Trust Fund, CMSI shall open or cause to be opened the Buydown Account with the Depository in the name of the Trustee, on behalf of the Mortgagors. With respect to each Buydown Mortgage Loan, on the Business Day next following receipt of the Mortgagor's required monthly payment under the buydown agreement, CMSI will withdraw from the Buydown Account and deposit, or cause to be deposited. in immediately available funds in the Certificate Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the Mortgage Note. No later than the fifth Business Day preceding the last Business Day of each calendar month, CMSI will deposit, or cause to be deposited, in the Buydown Account in immediately available funds an amount equal to interest at the rate per annum specified in the buydown agreement compounded monthly on the Buydown Funds with respect to each Buydown Mortgage Loan.

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

         If a Buydown Mortgage is fully prepaid while Buydown Funds remain in the Buydown Account, the unpaid principal balance of such Buydown Mortgage Loan will be reduced by the amount of such Buydown Funds (which reduction shall constitute a Principal Prepayment) and, on the Business Day next following the date of such Principal Prepayment, CMSI shall deposit, or cause to be deposited, in the Certificate Account, such Buydown Funds. If the property securing a Buydown Mortgage Loan is sold in liquidation of the Buydown Mortgage Loan (either by CMSI or the insurer under any related Primary Mortgage Insurance Certificate) while Buydown Funds remain in the Buydown Account, such Buydown Funds shall be (i) deposited in the Certificate Account on the Business Day next following such liquidation as a reduction of the unpaid principal balance of such Buydown Mortgage Loan or (ii) if and to the extent required under any applicable Primary Mortgage Insurance Certificate, paid to the insurer of the Mortgage Loan.

         Section 3.07. Tax Returns and Reports to Certificateholders.

         (a) For federal income tax purposes, each of the Upper-Tier REMIC and the Lower-Tier REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

         (b) The Servicer shall prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the Upper-Tier REMIC and the Lower-Tier REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders, the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Startup Day, the Servicer shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as may otherwise be required by the Code, the name, title, address, and telephone number of the person that the Holders of the CitiCertificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code. Such federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local tax laws, regulations or rules.

         (c) In the first federal income tax return of each of the Upper-Tier REMIC and the Lower-Tier REMIC for its short taxable year ending December 31 in the year in which the Startup Day occurs, REMIC status shall be elected for such taxable year and all succeeding taxable years.

         (d) The Servicer will maintain such records relating to each of the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, assets and liabilities thereof, and the adjusted basis of the property thereof determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

         (e) Each Holder of a Residual Certificate shall be deemed to have agreed, by acceptance thereof, to be bound by this Section 3.07 and by Section
5.02 and by the "REMIC-Related Covenants" set forth in Article XII.

         Section 3.08. Intentionally Deleted.

         Section 3.09. Reports by Independent Accountants. (a) CMSI hereby appoints KPMG Peat Marwick LLP as its Independent Accountants for purposes of preparing and delivering the reports or certificates required by this Section
3.09. Upon any resignation by such firm, CMSI shall promptly appoint a successor thereto that shall also be a firm of Independent Accountants of recognized national reputation. If CMSI shall fall to appoint a successor to a firm of Independent Accountants which has resigned within 15 days after such resignation, CMSI shall promptly notify the Trustee of such failure in writing. If CMSI shall not have appointed a successor within

10 days thereafter, the Trustee shall promptly appoint a successor firm of Independent Accountants of recognized national reputation. The fees of such Independent Accountants and any such successor shall be payable by CMSI as Servicer, or any successor Servicer.

         (b) On or before March 31 in relation to the Affiliated Mortgage Loans and September 30 in relation to the CitiMae Mortgage Loans of each year (each, a "Report Date"), beginning with the March 31 and September 30, respectively in the year which begins not less than three months after the date of the initial issuance of the Certificates, CMSI, at its expense, shall cause the firm of Independent Accountants appointed pursuant to Section 3.09(a) (who may also render other services to CMSI) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements substantially similar to this Pooling Agreement (which agreements shall be described in a schedule to such statement), and that such examination, which has been conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgage serviced by FHLMC for use by independent public accountants (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Pooling Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report. For purposes of such report, such firm may conclusively presume that any pooling and servicing agreement which governs certificates offered under a common registration statement under the Act, covering the CitiCertificates or similar certificates with the CitiCertificates is substantially similar to the Pooling Agreement, unless such other pooling and servicing agreement expressly states otherwise.

         Section 3.10. CMSI to Act as Servicer of Affiliated Mortgage Loans. CMSI (or any subservicer to whom such duties are delegated pursuant to Section
6.06 hereof) shall service and administer the Affiliated Mortgage Loans and shall have the power and authority, acting alone, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall service the Affiliated Mortgage Loans in accordance with its normal servicing procedures for mortgage loans held in its own portfolio. CMSI may perform its servicing responsibilities in connection with the Affiliated Mortgage Loans through agents or independent contractors as set forth in Section 6.06. Without limiting the generality of the foregoing, CMSI shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Affiliated Mortgage Loans and with respect to the properties subject to their respective Mortgages. The Trustee shall furnish CMSI with any powers of attorney and other documents necessary or appropriate to enable CMSI to carry out its servicing and administrative duties hereunder.

         All costs incurred by CMSI in effecting the timely payment of taxes and assessments on the properties related to the Affiliated Mortgage Loans subject to the Mortgages shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by CMSI pursuant to Sections 3.16.

         The relationship of CMSI (and of any successor to CMSI as servicer or Master Servicer under this Pooling Agreement) to the Trustee under this Pooling Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         Section 3.11. CMSI to Act as Master Servicer of CitiMae Mortgage Loans. CMSI, as Master Servicer, shall service and administer the CitiMae Mortgage Loans and shall have full power and authority, acting alone and/or through Conduit Servicers, to do any and all things in connection with such servicing and administration which it may de necessary or desirable in connection therewith. Without limiting the generality of the foregoing, the Master Servicer in its own name is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the CitiMae Mortgage Loans and other comparable instruments, with respect to the CitiMae Mortgage Loans and with respect to the properties subject to the Mortgages. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties of the CitiMae Mortgage Loans.

         Unless otherwise specified herein with respect to specific obligations of the Master Servicer, the Master Servicer shall service and administer the CitiMae Mortgage Loans in the best interests of, and for the benefit of, the Certificateholders, in accordance with prudent mortgage loan servicing standards and procedures accepted in the mortgage banking industry and in accordance with the Guide. The Master Servicer shall promptly notify the Trustee in writing of any event, circumstance or occurrence which may adversely affect the ability of the Master Servicer to service any CitiMae Mortgage Loan or to otherwise perform and carry our its duties, responsibilities and obligations under and accordance with this Agreement. The Master Servicer shall at all times maintain accurate records and books of account and an adequate system of audit and internal controls. All accounting and loan servicing records pertaining to each CitiMae Mortgage Loan shall be maintained in such manner as will permit the Trustee, or its duly authorized representatives and designees to examine and audit and make legible reproductions of records during reasonable business hours. All such records shall be maintained for the period required by the Guide or such longer period as is required by law.

         The Master Servicer intends to perform its servicing and administration functions, as Master Servicer, pursuant to this Agreement through the Conduit Subservicer. All actions by the Conduit Subservicer with respect to the servicing and administration of the CitiMae Mortgage Loans shall be treated as though done by the Master Servicer itself. All documents, instruments or contracts executed by the Conduit Subservicer on behalf of the Master Servicer shall be treated by the Trustee as though executed by the Master Servicer itself.

         All costs incurred by the Master Servicer or by any Conduit Servicer in effecting the timely payment of taxes and assessments on the properties subject to the CitiMae Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related CitiMae Mortgage Loans, notwithstanding that the terms of such CitiMae Mortgage Loan so permit, and such costs shall be recoverable by the Master Servicer to the extent permitted by Section 3.16.

         Section 3.12. Servicing Agreements between Master Servicer and Conduit Servicers; Enforcement of Conduit Servicers. (a) The Master Servicer may enter into Conduit Servicing Agreements with Conduit Servicers for the servicing and administration of certain of the CitiMae Mortgage Loans. References in this Agreement to actions taken or to be taken by the Master Servicer in servicing the CitiMae Mortgage Loans include actions taken or to be taken by a Conduit Servicer on behalf of the Master Servicer. Each Servicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Conduit Servicer have agreed and shall be effective as of the date of conveyance of the CitiMae Mortgage Loans by CMSI to the Trustee. With the approval of the Master Servicer, a Conduit Servicer may delegate its servicing obligations to third-party servicers, but such Conduit Servicers will remain obligated under the related Servicing Agreement. The Master Servicer and any Conduit Servicer may enter into amendments thereto; provided, however, that any such amendments shall be consistent with and not violate the provisions of this Agreement.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Conduit Servicer under the related Servicing Agreement including, without limitation, the obligation to make advances in respect of delinquent payments as required by a Servicing Agreement, to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.03. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent. if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.13. Liability of the Master Servicer. Notwithstanding any Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Conduit Servicer or reference to actions taken through a Conduit Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the CitiMae Mortgage Loans in accordance with the provisions of Section 3.11 without diminution of such obligation or liability by virtue of indemnification from the Conduit Servicer and to the same extent and under the same terms and conditions as though the Master Servicer alone were servicing and administering the CitiMae Mortgage Loans. For purposes of making distributions to Certificateholders all amounts received by a Conduit Servicer in connection with the CitiMae Mortgage Loans shall be deemed to have been received by the Master Servicer, and with respect to any successor Master Servicer from the time such successor Master Servicer becomes the Master Servicer, whether or not such amounts are actually remitted by the Master Servicer to the Master Servicer. The Master Servicer shall be entitled to enter into any agreement with a Conduit Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.14. Collection of Certain Mortgage Loan Payments with respect to an Affiliated Mortgage Loan; Certificate Account. The Servicer shall deposit or cause to be deposited in the Certificate Account for Affiliated Mortgage Loans the following amounts:

         (i) All payments (other than payments due and payable, and Principal Prepayments received, on or before the Cut-Off Date) on account of principal, including Principal Prepayments, on the Affiliated Mortgage Loans;

         (ii) All payments (other than those due and payable on or before the Cut-Off Date) on account of interest on the Affiliated Mortgage Loans, net of any Servicing Fee retained by it pursuant to Section 3.23;

         (iii) Any Buydown Funds required to be deposited pursuant to Section 3.06;

         (iv) All Liquidation Proceeds with respect to Affiliated Mortgage Loans other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Mortgagor in accordance with normal servicing procedures;

         (v) All proceeds of any Affiliated Mortgage Loans or property acquired in respect thereof repurchased pursuant to Sections 2.02, 2.03, 2.04 or 9.01 (including any reserve funds established pursuant to Section 2.02);

         (vi) Any Voluntary Advance with respect to an Affiliated Mortgage Loan or Affiliated Trustee Advance;

         (vii) Any Advance Account Advance with respect to an Affiliated Mortgage Loan; and

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         (viii) The amount the Servicer is required to pay into the  Certificate
Account pursuant to Section 3.25 with respect to an Affiliated Mortgage Loan.

CMSI shall cause all amounts collected with respect to the Affiliated Mortgage Loans to be deposited in immediately available funds on the Business Day following CMSI's receipt of cash or a check or other instrument representing payment of any such amount. In the event that CMSI must repay any such amount, by reason of the reversal of a provisional credit owing to the dishonor of a Mortgagor's check or otherwise, CMSI shall promptly (x) withhold (or cause to be withheld) a corresponding amount from a subsequent deposit into the Certificate Account, and (y) restate (or cause to be restated) its accounts appropriately. The foregoing requirements for deposit in the Certificate Account shall be exclusive (except with respect to payments of Voluntary Advances made with respect to Affiliated Mortgages pursuant to Section 3.04(g) and any Advance Account Advance pursuant to Section 8.14), it being understood and agreed that, without limiting the generality of the foregoing, amounts required to be deposited into the Servicing Account, amounts in the nature of prepayment charges, late payment charges, assumption fees and other fees and proceeds of reimbursements of Property Protection Expenses received with respect to
Affiliated Mortgage Loans need not be deposited by CMSI in the Certificate Account.

         Section 3.15. Collection of Taxes, Assessments and Other Items, Servicing Account. In addition to the Certificate Account, Escrow Accounts, Custodial Accounts for P&I and the Buydown Account, CMSI shall establish and maintain or cause to be established and maintained with Depositories Servicing Accounts and shall deposit therein all collections of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. Withdrawals from the Servicing Account may be made only to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse CMSI out of related collections for any payments made pursuant to Section 3.10 regarding taxes and assessments, Section 3.17 regarding premiums on Primary Mortgage Insurance
Certificates and Section 3.18 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors on such account to the extent required by law or to clear and terminate such accounts at the termination of this Agreement in accordance with Section 9.01.

         Section 3.16. Permitted Withdrawals from the Certificate Account. CMSI may, from time to time, make (or cause to be made) payments from the Certificate Account for the following purposes, in order of priority listed:

         (i) To pay itself the Servicing Fee and Expenses (to the extent not withheld from payments of interest received on the Mortgage Loans);

         (ii) To reimburse itself for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of Liquidation Proceeds deposited in respect of such Mortgage Loan pursuant to Sections 3.04 and 3.10, net of the Servicing Fee or, Expenses, as applicable, as hereinafter specified, and, to the extent that Liquidation Proceeds after such reimbursement are excess of the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the Mortgage Note Rate to the date of purchase at the foreclosure sale, liquidation proceeding or otherwise, pay to itself an amount equal to such excess and to pay itself the amounts due the Servicer under Section 3.21 relating to deficiency actions;

         (iii) To reimburse the Servicer or Master Servicer for Voluntary Advances made by the Servicer or the Master Servicer, as applicable, or to reimburse the Trustee for Conduit Trustee Advances or Affiliated Trustee Advances, with respect to Mortgage Loans the Servicer's, Master Servicer's or Trustee's right to reimburse itself pursuant to this clause (iii) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) that represent late recoveries of payments of principal and/or interest respecting which any such advance was made;

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         (iv) To  reimburse  the  Servicer,  Master  Servicer or Trustee for any
Voluntary Advances or Trustee Advance, as applicable (or portion thereof) that the Servicer, Master Servicer or Trustee determines in good faith have become Nonrecoverable Advances; provided, however, that the portion of Nonrecoverable Advances in respect of CitiMae Mortgage Loans constituting Retained Fixed Yield may only be reimbursed from funds in the Certificate Account constituting Retained Fixed Yield and not from assets of the Trust;

         (v) To reimburse itself for advances made with respect to any Mortgage Loan as contemplated by Section 3.10 in payment of taxes or assessments, pursuant to Section 3.17 in payment of premiums on Primary Mortgage Insurance Certificates, and pursuant to Section 3.18 in payment of hazard insurance premiums (except premiums on the blanket policy referred to in Section 3.18) in any amount not heretofore reimbursed out of the Servicing Account, in each case to the extent and only to the extent that reimbursements of such advances with respect to such Mortgage Loans have been deposited in the Certificate Account pursuant to Sections 3.03 or 3.14;

         (vi) To make  payments  permitted  pursuant  to the  last  sentence  of
Section 6.03;

         (vii) To reimburse the Servicer or Master Servicer for Voluntary Advances, to reimburse the Trustee for Conduit Trustee Advances and Affiliated Trustee Advances, to reimburse the Advance Account for any Advance Account Advances, theretofore made in respect of any Mortgage Loan in an amount not to exceed at any time in the aggregate the amount of payments from time to time deposited in the Certificate Account and not required to be distributed to the Certificateholders (including, for this purpose, Liquidation Proceeds and Insurance Proceeds covering the property subject to the related Mortgage);

         (viii) To make payments in the amounts and in the manner provided in Sections 3.04, 12.01 and 13.01;

         (ix) To clear and terminate the Certificate Account pursuant to Section 9.01; and

         (x) To pay to itself or the Seller, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 9.01, all amounts received thereon following such purchase and not distributed as of the date on which the related Adjusted Balance or Purchase Price is determined.

         CMSI shall keep and maintain (or cause to be kept and maintained) separate accounting records, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of accounting for withdrawals from the Certificate Account pursuant to clauses (ii), (iii), (iv),(vi), (vii), (viii) and (xi) of this Section; provided, however. that it is understood and agreed that such records need not be retained by CMSI for a period longer than its five most recent fiscal years.

         Section 3.17. Maintenance of Primary Mortgage Insurance Certificates. CMSI covenants and agrees to exercise its best reasonable efforts to cause to be maintained and kept in full force and effect each Primary Mortgage Insurance
Certificate in accordance with the terms of such Primary Mortgage Insurance Certificate. CMSI agrees to effect the timely payment of the premium on each Primary Mortgage Insurance Certificate, and such costs not otherwise recoverable shall be recoverable by CMSI pursuant to Section 3.16. In connection with its activities as administrator and servicer of the Mortgage Loans, CMSI agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Mortgage Insurance Certificate and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Certificate respecting a defaulted Mortgage Loan. Pursuant to Section 3.16, any amounts collected by CMSI under any Primary Mortgage Insurance Certificate shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.16. CMSI shall have the power to substitute for any Primary Mortgage Insurance Certificate another substantially equivalent policy issued by another insurer, provided that

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no such  substitution  shall be made unless (i) CMSI shall have been  advised by each Rating Agency that such substitution will not negatively affect the then-current rating by such Rating Agency of the CitiCertificates or (ii) the claims-paying ability of the primary mortgage insurer is, at the time of such substitution, rated by each Rating Agency rating the CitiCertificates at least in the category of "AA" or its equivalent.

         Section 3.18. Maintenance of Hazard Insurance, Property Protection Expenses. CMSI shall cause to be maintained for each Mortgage Loan (other than a Mortgage Loan relating to a cooperative apartment) hazard insurance with extended coverage in an amount which is at least equal to (a) the maximum insurable value of the improvements securing such Mortgage Loan if such amount is less than the unpaid principal balance on the related Mortgage Loan, (b) the principal balance owing on such Mortgage Loan if such amount is greater than or equal to 80% but is less than or equal to 100% of the insurable value or (c) 80% of the insurable value if principal balance the Mortgage Loan is less than 80% of the insurable value. Except in the case of cooperative apartments, CMSI shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard fire insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value from time to time of the improvements which are a part of such property or (b) the unpaid principal balance from time to time on such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest at the Mortgage Note Rate and the good-faith estimate of CMSI of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Sections 3.10 and 3.04, amounts collected by CMSI under any such policies shall be deposited in the Certificate Account (other than in the case of CitiMae Mortgage Loans, amounts to be applied to the restoration or repairs of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Conduit Subservicer normal servicing procedures). Any cost incurred by CMSI in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan may so permit. Such costs shall be recoverable by CMSI pursuant to Sections 3.04 and 3.16. In cases in which property securing any Mortgage Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Low shaft include flood insurance. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If CMSI shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.16, it being understood and agreed that such policy may contain a deductible clause, in which case CMSI shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.

         Section 3.19. Assumption and Modification Agreements relating to Affiliated Mortgage Loans. In any case in which property relating to an
Affiliated Mortgage Loan subject to a Mortgage has been or is about to be conveyed by the Mortgagor, CMSI shall exercise its right to accelerate the maturity of such Affiliated Mortgage Loan under any due-on-sale clause applicable thereto to the extent of its contractual arrangements with such Mortgagor. If it is prevented, as provided in the last paragraph of this Section, from enforcing any such clause or if the Affiliated Mortgage Loan does not contain an enforceable due-on-sale provision, CMSI is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and the Mortgagor remains liable thereon; provided, that such Affiliated Mortgage Loan as assumed or modified meets the requirements set forth in this Pooling Agreement with respect to the Affiliated Mortgage Loans initially included in the Trust Fund and that the Affiliated Mortgage Loan shall continue to be covered by my related Primary Mortgage Insurance Certificate and hazard insurance policy. CMSI shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original

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copy thereof,  which copy shall be added by the Trustee or the Mortgage Document
Custodian to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the interest rate of the related Mortgage Note shall not be changed nor shall any other term affecting the amount or timing of payment on the Affiliated Mortgage Loan be changed. Any fee collected by CMSI for entering into any such agreement will be retained by CMSI as additional servicing compensation.

         Notwithstanding the foregoing paragraph of this Section or any other provision of this Pooling Agreement, CMSI shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of an Affiliated Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or by reason of any assumption or transfer which CMSI reasonably believes it may be restricted by law from preventing or which would result in non-coverage of any resulting loss that would otherwise be covered under the Mortgage Pool Insurance Policy and any related Primary Mortgage Insurance Certificate, for any reason whatsoever.

         Section 3.20 Enforcement of Due-On-Sale Clauses, Assumption Agreements.
(a) When any Mortgaged Property relating to a CitiMae Mortgage Loan is conveyed by the Mortgagor, the Master Servicer shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage that becomes operative in accordance with the terms of such Mortgage Note or Mortgage, as the case may be, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any insurance policy. Notwithstanding the foregoing, (i) the Master Servicer shall not be deemed to be in default wider this Section 3.20 (a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing and (ii) if the Master Servicer determined that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause as provided above, if a CitiMae Mortgage Loan contains no due-on-sale clause or the Master Servicer is prevented, as provided in Section 3.20(a), from enforcing any such clause, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about-to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. The Master Servicer shall not take or enter into any such assumption and modification agreement, however, unless such transferee satisfies the underwriting standards set forth in the Guide and provided that the coverage required under any insurance policy will not be adversely affected or jeopardized and unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable
Primary Mortgage Insurance Certificate or hazard insurance policy. The Master Servicer shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, no changes to the interest rate, principal balance, the monthly installment or any material payment term of the Mortgage Loan shall be made, and any fee collected by the Conduit Servicer for entering into any such agreement will be retained by the Master Servicer as additional servicing compensation.

         Section 3.21. Realization on Defaulted Mortgage Loans. CMSI shall use its best efforts, consistent with its customary servicing procedures, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. Consistent with the foregoing, CMSI shall use reasonable efforts to realize upon defaulted Mortgage Loans in

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such  manner as will  maximize  the  receipt of  principal  and  interest by the
Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. In the event a deficiency action is available against the Mortgagor or any other person, CMSI may proceed for the deficiency. The Servicer or Master Servicer may retain twenty-five percent of the net proceeds received from a Mortgagor pursuant to a deficiency action as compensation for
entering  into  such  deficiency   action.   Foreclosure  on  shares  issued  by
cooperative housing corporations shall be by sale in accordance with the provisions of Article 9 of the Uniform Commercial Code in effect in the applicable jurisdiction.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to Its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Low shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan such time as the Mortgaged
Property shall be sold and such Mortgage Loan becomes a Liquidated Loan. Consistent with the foregoing for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments, and before any adjustment thereto by reason of any Deficient Valuations and Debt Service Reductions or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidence by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. Net REO Proceeds received in any month shall be deemed to have been received first in payment of the accrued interest that remained unpaid on the date that such Mortgage Loan became an REO Mortgage Loan, with the excess thereof, if any, being deemed to have been received in respect of the delinquent principal installments that remained unpaid on such date. Thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Mortgage Note and such amortization schedule. If such Net REO Proceeds exceed the then delinquent principal and interest installments on such Mortgage Loan, the excess shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

         In connection with any Liquidated Loan as to which CMSI has accepted a deed in lieu of foreclosure, CMSI shall dispose of such Mortgaged Property prior to two years after its acquisition by the Lower-Tier REMIC unless (i) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Lower-Tier REMIC of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Lower-Tier REMIC as defined in Code
Section 860F, or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to quality, as a REMIC at any time that any CitiCertificates are Outstanding, in which case the Lower-Tier REMIC may continue to hold such until Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or
(ii) CMSI shall have applied for, prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by Code
Section 856(e)(3), in which case the two-year period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, unless otherwise required pursuant to applicable state law, no Mortgaged Property acquired by the Lower-Tier REMIC shall be (x) rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Lower-Tier REMIC in such a manner or pursuant to any terms that would (1) cause such Mortgaged Property to fall to qualify at any time as "foreclosure property" within the meaning of Code Section 860G(a)(8), (2) subject the Lower-Tier REMIC to the imposition of any federal or state income taxes on "net income from foreclosure property" earned from such Mortgaged Property within the meaning of Code Section 860G(c), or (3) cause the sale of such Mortgaged Property to result in the receipt by the Lower-Tier REMIC of any income from non-permitted assets as described in Code Section 860F(a)(2)(B) or (y) sold in such manner or pursuant to any terms that would subject the Lower-Tier REMIC or the Upper-Tier REMIC to the imposition of any federal or state income taxes on "net income from foreclosure property" within

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the meaning of Code Section  860G(c),  unless CMSI has agreed to  indemnify  and hold harmless the Lower-Tier REMIC and the Upper-Tier REMIC with respect to the imposition of any such taxes.

         The foregoing is subject to the provision that, in any case in which property subject to a Mortgage shall have suffered damage, whether from an Uninsured Cause or otherwise, CMSI shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of such property unless it shall determine in its discretion (a) that such restoration and/or foreclosure will increase the net proceeds of liquidation of the related Mortgage Loan to the Certificateholders after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by CMSI through either Liquidation Proceeds or Insurance Proceeds (with respect to each of which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 3.16 from the related property, as contemplated in Section 3.16.) CMSI shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section
3.16. Notwithstanding the above, CMSI shall not be entitled to recover legal expenses incurred in connection with liquidation proceedings where the Mortgagor pays all delinquent payments and expenses and such proceedings are terminated prior to liquidation, other than sums received from the Mortgagor for such expenses.

         Notwithstanding anything to the contrary contained in this Section 3.21, the Servicer shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by pollutants, contamination, hazardous wastes or hazardous substances. The Servicer shall not be liable to the Certificateholders if, based on its belief that no such contamination or effect exists, the Servicer forecloses on a Mortgaged Property and takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

         In the event CMSI does not elect to foreclose on a Mortgaged Property, CMSI may, in the exercise of its judgment, elect to accept a payment or payments, in connection with the sale by the Mortgagor of such Mortgaged Property or the retention by the Mortgagor of such Mortgaged Property, in aggregate amount less than the outstanding balance of the related Mortgage Loan and accrued interest thereon.

         The Trustee shall furnish CMSI with any powers of attorney and other documents necessary, or appropriate to enable CMSI to carry out its efforts in realizing upon defaulted Mortgage Loans hereunder.

         Section 3.22. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan or upon the receipt by CMSI of a notification that payment in full will be escrowed in a manner customary for such purpose, CMSI will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received, and all amounts required to be paid by CMSI pursuant to either Section 3.03 or
3.14 hereof, in connection with such payment which are required to be deposited to the Certificate Account pursuant to Section 3.03 or 3.14 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release or cause the Mortgage Document Custodian to release the related Mortgage Documents to CMSI. Upon any such payment in full, CMSI is authorized to execute, pursuant to the authorization contained in Section 3.10, 3.11 or 3.14 as applicable, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by CMSI if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be withdrawn from the Certificate Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including for this purpose collection under any Primary Mortgage Insurance Certificate, the Trustee shall, upon request of CMSI and delivery to the Trustee of a receipt signed by a Servicing Officer, release or cause the Mortgage Document Custodian to release the related Mortgage Documents to CMSI and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate CMSI to return the Mortgage Documents to the Trustee or the Mortgage

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Document Custodian, as the case may be, when the need therefor by CMSI no longer exists unless the Mortgage Loan shall have been prepaid or liquidated in the interim, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified to such effect, the receipt shall be released by the Trustee to CMSI.

         Section 3.23. Servicing Fee, Payment of Certain Expenses by CMSI. In lieu of receiving the Servicing Fee for the Affiliated Mortgage Loans pursuant to Section 3.04(c), CMSI as Servicer shall be entitled, prior to the payment of the amounts described in Section 3.04(b), to withhold and pay to itself out of each payment received by it on account of interest on each Affiliated Mortgage Loan (subject to the other provisions of this Section) up to an amount which, when deducted, will make the portion of interest on each Affiliated Mortgage Loan being deposited in the Certificate Account for the applicable period equal to the Pass-Through Rate. In addition, CMSI shall be entitled to receive the Servicing Fee out of Liquidation Proceeds or Insurance Proceeds, in each case to the extent permitted by Section 3.16. Any Servicing Fee payable to CMSI pursuant to this Section shall be payable prior to any other distributions pursuant to
Article XII. Prepayment charges, assumption fees, late payment or other similar charges shall be retained by CMSI as additional servicing compensation. Any amounts that CMSI shall be required to deposit in the Certificate Account pursuant to Section 3.25 shall be deemed to reduce the Servicing Fee to which CMSI is entitled pursuant to this Section.

         CMSI as Master Servicer for the CitiMae Mortgage Loans. as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount with respect to each CitiMae Mortgage Loan as to which a monthly installment of principal and interest has been received equal to one-twelfth of the Master Servicing Fee Rate for such Mortgage Loan multiplied by the Adjusted Balance on which such installment of interest accrued.

         As compensation for its activities under its Servicing Agreements, each Conduit Servicer shall be entitled to an amount with respect to each CitiMae Mortgage Loan as to which a monthly installment of principal and interest has been received equal to one-twelfth of the Conduit Servicing Fee Rate for such Mortgage Loan multiplied by the Adjusted Balance on which such installment of interest accrued. Each Conduit Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Servicing Agreement (including advance payment of premiums for Primary Mortgage Insurance Certificates, if required) and shall not be entitled to reimbursement therefor except as specifically provided in the Servicing Agreement and not inconsistent with this Agreement.

         CMSI shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in Sections 3.15, 3.16 and 3.21.

         Section 3.24. Reports to the Paying Agent and Trustee. (a) CMSI shall provide (or cause to be provided) to the Paying Agent (if CMSI is not the Paying Agent) and the Trustee (if the Trustee is not the Paying Agent) not later than 10:00 a.m. New York City time on the Business Day next preceding the Distribution Date a statement of the information set forth in clauses (i) through (viii) of Section 3.05, such information to be given in the aggregate.

         (b) Not later than 15 Business Days after receipt of a written request from the Trustee, CMSI shall forward (or cause to be forwarded) to the Trustee a statement, certified by a Servicing Officer, of the aggregate of deposits in and withdrawals from the Certificate Account for each category of deposit specified in Section 3.03 and 3.14 and each category of withdrawal specified in Section
3.16 for the immediately preceding distribution period or any prior distribution period or periods specified by the Trustee.

         (c) The Trustee may at any time during normal business hours inspect and copy at CMSI's expense CMSI's books, records and accounts with respect to the Mortgage Loans.

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

         Section 3.25. Payments by CMSI. CMSI shall deposit in the Certificate Account not later than the Distribution Date in the month next succeeding the month in which Principal Prepayments are received the amount set forth in the next paragraph.

         For Affiliated Mortgage Loans CMSI as Servicer shall deposit an amount equal to the difference between (a) the product of (i) all such Principal Prepayments related to the Affiliated Mortgage Loans received in the month prior to the month in which the Distribution Date for such Determination Date falls and (ii) the Pass Through Rate divided by (iii) 12 (calculated on the basis of a 360-day year, each month being assured to have 30 days) less (b) the amount of interest on such Principal Prepayments related to the Affiliated Mortgage Loans required to be paid by the Mortgagors (adjusted to the Pass-Through Rate). Such deposit shall be paid from, and limited to, the Servicing Fee received with respect to scheduled interest payments due on the Affiliated Mortgage Loans on the Due Date in the month in which such Distribution Date occurs or Principal Prepayments related to the Affiliated Mortgage Loans received in the preceding calendar month and other Servicing Fees received with respect to the calendar month preceding the month in which such Distribution Date occurs. Such deposit shall be applied first to interest with respect to partial Principal Prepayments related to the Affiliated Mortgage Loans and second to interest with respect to Principal Prepayments related to the Affiliated Mortgage Loans in full. No such deposit shall be considered to be a Voluntary Advance by CMSI or be reimbursable to CMSI, from cash in the Certificate Account or otherwise.

         For each CitiMae Mortgage Loan CMSI, as Master Servicer shall deposit an amount equal to (x) the amount by which the annual interest at the related Mortgage Note Rate (net of the related Expense Rate) on the prepaid Adjusted Balance of such CitiMae Mortgage Loan divided by twelve exceeds (y) the interest required to be paid by Mortgagor from the due date of the last scheduled payment of principal and interest on such Mortgage Low to the date of such prepayment (adjusted to the Mortgage Note Rate (net of the related Expense Rate). Not later than the Distribution Date immediately succeeding such Determination Date, the Master Servicer shall deposit in the Certificate Account from its own funds the amount determined by aggregating, for each such Mortgage Loan for which the amount determined pursuant to (x) above exceeds the amount determined pursuant to (y) above less any CitiMae Prepayment Interest Shortfall allocated to the Retained Fixed Yield, the amount of each such excess, but only to the extent of (and in reduction of) the Master Servicer Fee payable to it pursuant to Section
3.23 for the calendar month in which such prepaid principal balance is received.

         Section 3.26 Refinancings of Mortgage Loans. In addition to waivers and arrangements permitted by Section 3.01, CMSI reserves the right to offer refinancings of any Affiliated Mortgage Loan or CitiMae Mortgage Loan, if such refinancing arises out of a request by the related Mortgagor for a refinancing or a modification, or for other relief from the provisions of the related Mortgage Loan.

         On the Deposit Date in the month next following the effective date of the refinancing of any Mortgage Loan pursuant to this Section, CMSI shall deposit, or cause to be deposited, into the Collection Account an amount equal to the prepayment in full of such Mortgage Loan (net of all Voluntary Advances and Trustee Advances with respect to such Mortgage Loan, which shall be reimbursed to the Trustee or deemed reimbursed to CMSI, as the case may be) and, upon receipt by the Trustee of written notification of such deposit signed by an Authorized Officer of CMSI, the related Mortgage File shall be released, and the Trustee shall comply with the provisions of Section 3.22.

         For the purposes of this Section, a "refinancing" will include any process with a Mortgagor that results in the refinanced Mortgage Loan be identified and serviced as a "new mortgage loan" in the books, records and servicing files of the Servicer.

         Section 3.27. Two-Tier REMIC Structure; General. Elections shall be made to treate the Trust Fund formed hereunder as, and the affairs of the Trust Fund shall be conducted so as to qualify it as, two separate

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REMICs (the "Lower-Tier REMIC" and the "Upper-Tier  REMIC",  respectively),  for federal income tax purposes. CMSI and the Trustee agree to assure continuing treatment of the Trust Fund as two separate REMICs and to carry out the covenants set forth in Article XII and the elections and reporting required in
Section 3.07 on behalf of each of the Lower-Tier REMIC and Upper-Tier REMIC, including making the appropriate elections to treat the Trust Fund as two separate REMICs and maintaining two segregated accounts (the "Certificate Account" and the "Upper-Tier REMIC Account", respectively).

         Section 3.28. The Certificate Account and the Upper-Tier REMIC Account. CMSI, on behalf of the Trustee, shall deposit daily in the Certificate Account in accordance with Section 3.02 all Remittances received by it, any amounts required to be deposited in the Certificate Account pursuant to Section 3.01, all other deposits required to be made to the Certificate Account other than those amounts specifically designated to be deposited in the Upper-Tier REMIC Account in this Section 3.28 and all investments made with moneys on deposit in the Certificate Account, including all income or gain from such investments, if any. Funds on deposit in the Certificate Account shall be held and invested in accordance with the applicable provisions of Section 3.02. Distributions from the Certificate Account shall be made in accordance with the provisions of Sections 3.04, 3.16 and Articles XII and XIII to make payments in respect of the Lower-Tier Classes and to pay the Servicing Fee in accordance with Section 3.03(c).

         Notwithstanding anything herein to the contrary, Upper-Tier Certificates shall not receive distributions directly from the Certificate Account. On each Distribution Date, CMSI, on behalf of the Trustee, shall withdraw from the Certificate Account and deposit in the Upper-Tier REMIC Account all distributions to be made on such Distribution Date in respect of interest on and in reduction of Stated Amount of the Class L Regular Interest. The Trustee shall cause to be distributed from the Upper-Tier REMIC Account, to the extent funds are on deposit therefor, all amounts required to be distributed with respect to the Upper-Tier Certificates as specified in Articles XII and XIII.

         To the extent that any part of the Upper-Tier REMIC Account is designated in Article XII as an Investment Account, the provisions in Section
3.02 hereof applicable to the investment of funds shall apply to the Upper-Tier REMIC Account. In addition, the provisions of Section 3.02(b) shall apply to the Upper-Tier REMIC Account.

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                                   ARTICLE IV

                                  RESERVE FUND

                                   [Reserved]

                                    ARTICLE V

                                THE CERTIFICATES

         Section 5.01. The Certificates. The CitiCertificates, Class A-IO Certificates and Residual Certificates shall be substantially in the forms set forth as Exhibits hereto. The Class A-1, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates, the Class A-IO Certificates and the Class L Regular Interest shall be designated as "regular interest" in the Lower-Tier REMIC,and the Class A-2 and Class A-3 CitiCertificates shall be designated as "regular interests" in the Upper-Tier REMIC, in each case within the meaning of Code Section 860G(a)(1). The Class LR Certificate shall be designated as the "residual interest" in the Lower-Tier REMIC, and the Class R Certificate shall be designated as the "residual interest" in the Upper-Tier REMIC, in each case within the meaning of Code Section 860G(a)(2). The Certificates shall be issued in the denominations specified in Article XII and shall be executed by manual or facsimile signature on behalf of CMSI by its Chairman, President or one of its Vice Presidents under its seal imprinted thereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sip on behalf of CMSI shall bind CMSI, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto or, if an Authenticating Agent is appointed pursuant to Section 8.12, executed by the Trustee or the Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. The Class A, Class M and Class B CitiCertificates shall be engraved, printed or lithographed in such manner as to comply with the requirements of The Depository Trust Company or other Clearing Agency if such CitiCertificates are book-entry securities.

         Until  such time as  Definitive  Certificates  are issued  pursuant  to
Section 5.06,  each  CitiCertificate  designated as a Book-Entry  Certificate in
Article XII shall be held in book-entry form and shall bear a legend in substantially the following form:

         "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Issuer or its agent for registration of transfer, exchange or payments and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

         (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the initial Clearing Agency, by, or on behalf of, the Issuer. Such CitiCertificates shall initially be registered on the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's int in the Book-Entry Certificates, except as provided in Section 5.06. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to Section 5.06:

                 (i) the provisions of this Section 5.01(b) shall be in full force and effect;

                 (ii) the Issuer, the Servicer, Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry

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

Certificates   and  the  taking  of  actions  by  the   Holders  of   Book-Entry
Certificates) as the authorized representative of the Beneficial Owners;

                 (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this
Section 5.01(b) shall control;

                 (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, With respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for the distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

                 (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the CitiCertificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified voting interests, such direction or consent shall be given by Beneficial Owners having the requisite percentage interests.

         Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.06, copies of the reports or statements referred to in Section 3.05 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

         Section 5.02. Registration of Transfer and Exchange of Certificates. CMSI shall maintain or cause to be maintained in accordance with the provisions of Section 6.05 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, CMSI shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         Upon surrender for registration of transfer of any Certificate at the office or agency maintained by CMSI set forth in Article XII, CMSI shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferee, one or more new Certificates in authorized denominations of the same aggregate number of Single Certificates or the same aggregate Percentage Interest, as the case may be.

         At the option of the Certificateholder, Certificates may, be exchanged for other Certificates of authorized denominations evidencing the same aggregate number of Single Certificates or the same aggregate Percentage Interest, as the case may be, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, CMSI shall execute and the Trustee or Authenticating Agent shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee, CMSI and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. Notwithstanding the foregoing, no transfer or exchange of any Residual Certificate shall be made by the Trustee or Authenticating

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

Agent unless the  Certificateholder  making the  exchange has complied  with the
provisions  of  this  Agreement,   the  respective  Certificate  and  applicable
securities laws.

         No service charge shall be made for any registration of transfer or exchange of the Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for registration of transfer and exchange shall be canceled and, subject to the record retention requirements of the Exchange Act, subsequently destroyed by the Trustee or, at its direction, by the Certificate Registrar.

         CMSI and the Trustee will cause the Certificate Registrar to provide to the Paying Agent, if the Paying Agent is not the Certificate Registrar, not later than the third Business Day next preceding the Distribution Date, the names and addresses of the Certificateholders as of the Record Date and the number of Single Certificates or Percentage Interest held of record by each of them.

         Notwithstanding the foregoing, no legal or beneficial interest in all or any portion of a Residual Certificate may be transferred, directly or indirectly, to a "disqualified organization" win the meaning of Code Section 860E(e)(5), or to an agent of a disqualified organization (including a broker, nominee, or other middleman) (an "Agent") and any such purported transfer shall be void and of no effect. Further, no legal or beneficial interest in all or any portion of a Residual Certificate may be registered in the name of a Plan or a Person investing the assets of a Plan (such Plan or Person an "ERISA Prohibited Holder") or in the name of a person that is not (i) a U.S. Person or (ii) a non-U.S. Person that holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) a non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not described in clauses (i), (ii) or (iii) above being referred to herein as a "Nonpermitted Foreign Holder"). CMSI shall not execute and the Trustee or Authenticating Agent shall not authenticate and deliver, a new Residual Certificate in connection with any transfer of a Residual Certificate. and neither CMSI nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, any Residual Certificate unless the transferor shall have provided to CMSI and the Trustee an affidavit, substantially in the form marked as Appendix 1 hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, accompanied by a written statement signed by the transferor to the effect that, as of the time of the transfer. the transferor has no actual knowledge that such affidavit is false. Upon notice by CMSI that any legal or beneficial interest in any portion of a Residual Certificate has been transferred, directly or indirectly, to a disqualified organization or an Agent in contravention of the foregoing restrictions, the Trustee shall furnish to the Internal Revenue Service and the transferor of such Residual Certificate or to such Agent, within 60 days of the request therefor by such transferor or such Agent, and CMSI agrees to provide the Trustee with the computation of. such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but riot limited to the present value of the total anticipated excess inclusions with respect to such Residual Certificate (or portion thereof) for periods after such transfer. At the election of CMSI, the reasonable cost of computing and furnishing such information may be charged to the transferor or such Agent; however, the Trustee and CMSI shall in no event be excused from furnishing such information. Every holder of a Residual Certificate shall be deemed to have consented to such amendments to the Pooling Agreement as may be required to further effectuate the restrictions on transfer of Residual Certificates to a disqualified organization, an Agent, an ERISA Prohibited Holder or a Non-permitted Foreign Holder.

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         The affidavit  described in the preceding  paragraph shall also contain the statement of the transferee that it (i) has historically paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur liabilities in excess of cash flows generated by the Residual Certificate, (iii) intends to pay taxes associated with holding the Residual Certificate as they become due and (iv) will not transfer the Residual Certificate to any person or entity that does not provide a similar affidavit. The transferor's statement to the Trustee accompanying the affidavit shall state that the transferor has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the preceding sentence are false. Each Residual Certificate shall bear a legend referring to the restrictions contained in this paragraph and the preceding paragraph.

         Notwithstanding the foregoing, no transfer of a Class A-IO Certificate or a Class B-3, Class B-4 and Class B-5 CitiCertificate or Residual Certificate may be made unless such Class A-IO Certificate, Class B-3, Class B-4 and Class B-5 CitiCertificate or Residual Certificate has been registered under the Act and applicable state securities or "blue sky" laws, or an exemption from the Act and applicable state securities or "blue sky" laws is available. Upon surrender for registration of transfer of any Class A-IO Certificate, Class B-3, Class B-4 and Class B-5 CitiCertificate or Residual Certificate, (1) the Trustee shall not accept surrender for transfer or registration of transfer of, or register the transfer of, any Class A-IO Certificate, Class B-3, Class B-4 and Class B-5 CitiCertificate or Residual Certificate and (2) CMSI shall not execute, and the Trustee shall not authenticate and deliver, any new Class A-IO Certificate, Class B-3, Class B-4 and Class B-5 CitiCertificate or Residual Certificate in connection with the transfer of any Class A-IO Certificate, Class B-3, Class B-4 and Class B-5 CitiCertificate or Residual Certificate, unless either (A) such Class A-IO Certificate, Class B-3, Class B-4 and Class B-5 CitiCertificate or Residual Certificate has been registered under the Act and applicable state securities or "blue sky" laws, or (B) exemptions from the registration requirements of the Act and applicable state securities or "blue sky" laws are available, and the transferee delivers to the Issuer and the Trustee a letter substantially to the effect set forth in Exhibit E to this Agreement and (1) if such transferee is not a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, and if so requested by CMSI, in its sole discretion, an opinion of counsel acceptable to CMSI shall have been delivered to CMSI and the Trustee to the effect that such transfer is in compliance with either subclause
(A) or subclause (B) of this clause (i) of this Section 5.02; or (2) if such transfer is to a non-institutional investor, unless such investor is an accredited investor (as defined in Regulation D under the Act), has a net worth (exclusive of primary residence) of at least $1,000,000 as confirmed in writing to the Trustee.

         No transfer of a Class M CitiCertificate or a Class B CitiCertificate may be made unless any proposed transferee (i) executes a representation letter in substantially the form of Exhibit F hereto and in substance satisfactory to the Trustee and the Issuer either stating (a) that it is not, and is not acting on behalf of, any employee benefit plan subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or using the assets of any such Plan to effect such purchase or (b) it is an insurance company and the source of funds used to purchase the Class M CitiCertificates or the Class B CitiCertificates is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general accounts reserves and liabilities for the contracts) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or
(ii) provides an opinion of counsel in form and substance satisfactory to the Trustee and the Issuer that the purchase or holding of such Class M CitiCertificate or Class B CitiCertificate, as the case may be. by or on behalf of such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of

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ERISA and the Code or Similar  Law and will not  subject  the  Master  Servicer,
Servicer, CMSI or the Trustee to any obligation in addition to those undertaken in this Agreement.

         No transfer of a Class A-IO Certificate may be made unless any proposed transferee (i) executes a representation letter in form and substance satisfactory to the Trustee and the Issuer either stating (a) that it is not, and is not acting on behalf of, any employee benefit plan subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or using the assets of any such Plan to effect such purchase or (ii) provides an opinion of counsel in form and substance satisfactory to the Trustee and the Issuer that the purchase or holding of such Class A-IO Certificate by or on behalf of such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or Similar Law and will not subject the Master Servicer, Servicer, CMSI or the Trustee to any obligation in addition to those undertaken in this Agreement.

         Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to CMSI, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, CMSI shall execute and the Trustee or Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Initial Stated Amount, initial notional amount or Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued on the Issue Date, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, CMSI, the Trustee, the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name such Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
3.03 and for all other purposes whatsoever, and neither CMSI, the Trustee, the Certificate Registrar nor any agent of CMSI, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

         Section 5.05. Access to List of Certificateholders' Names and Addresses. If the Trustee is not the Certificate Registrar and at any time requests CMSI or the Certificate Registrar in writing to provide a list of the names and addresses of Certificateholders, CMSI will furnish or (if the Certificate Registrar is not CMSI) cause the Certificate Registrar to furnish to the Trustee, within 15 days after receipt of a request, such list as of the most recent Record Date, in such form as the Trustee may reasonably require. If three or more Certificateholders (i) request such information in writing from die Trustee, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within five Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to the most recent list held by the Trustee, if any. If such list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, the Trustee shall promptly request from CMSI or the Certificate Registrar a current list and shall afford such Certificateholders access to such list promptly upon its receipt by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that neither

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CMSI,  the  Certificate  Registrar nor the Trustee shall be held  accountable by reason  of the  disclosure  of  any  such  information  as to  the  list  of the
Certificateholders   hereunder,   regardless  of  the  source  from  which  such
information was derived.

         Section 5.06. Definitive Certificates. If (i)(A) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of dismissal or resignation of the Servicer, Beneficial Owners representing an aggregate Stated Amount of not less than 51% of the aggregate Voting Interest of each outstanding Subclass of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the CitiCertificates held of record by its nominee, accompanied by re-registration instructions and directions to execute and authenticate new CitiCertificates from CMSI, the Trustee shall execute and authenticate Definitive Certificates for deliver, at its Corporate Trust Office. CMSI shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither CMSI, the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on. such instructions.

         Section 5.07. Notices to Clearing Agency. Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.06, the Trustee shall have all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

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

                                   ARTICLE VI

                                      CMSI

         Section 6.01. Liability of CMSI. CMSI shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by CMSI herein.

         Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, CMSI. Any corporation into which CMSI may be merged or consolidated, or any corporation resulting from an, merger, conversion or consolidation to which CMSI shall be a party, or any corporation succeeding to the business of CMSI, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by Citicorp, which executes an agreement of assumption to perform every obligation of CMSI hereunder, shall be the successor of CMSI hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that in the event that any such successor corporation executes such agreement of assumption, CMSI shall not thereby be released from any of its obligations or liabilities hereunder.

         Section 6.03. Limitation on Liability of CMSI and Others. Neither CMSI nor any of its directors, officers, employees and agents shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action pursuant to this Agreement, or for errors in judgment, provided, however, that neither CMSI nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. CMSI and any director or officer or employee or agent of any of it may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. CMSI and any of its directors, officers, employees or agents shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any suit in equity, action at law or other proceedings relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or reckless disregard of obligations and duties hereunder. CMSI shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its respective opinion may involve it in any expense or liability, provided, however, that CMSI may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such whom and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and CMSI shall be entitled to be reimbursed therefor out of the Certificate Account.

         Section 6.04. CMSI Not to Resign. Subject to the provisions of Sections
6.02 and 6.06, CMSI shall not resign from the obligations and duties hereby imposed on it without the consent of the Trustee, the Holders of more than 66-2/3% of the Stated Amount of the CitiCertificates then Outstanding and 66-2/3% of the Percentage Interests of the Residual Certificates, except upon a determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of CMSI shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation by CMSI shall become effective until the Trustee or a successor servicer and master servicer shall have assumed the responsibilities and obligations of CMSI in accordance with Section 7.02.

         Section 6.05. Maintenance of Office or Agency. CMSI shall maintain or cause to be maintained at its expense an office or offices or agency or agencies where the Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon CMSI in respect of the Certificates and this Agreement may be served. CMSI initially appoints the Certificate Registrar designated in Article XII as its office

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for  purposes of receipt of notices and demands.  CMSI will give prompt  written notice to the Trustee and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 6.06. Delegation of Duties. CMSI may at any time without notice or consent delegate any duties hereunder to any entity, including an entity more than 50% of the stock of which is owned, directly or indirectly, by Citicorp; provided that such entity has been approved as a seller/servicer by the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), FNMA or FHLMC. Such delegation shall not, however, relieve CMSI of its responsibility with respect to such duties.

         Section 6.07. Insurance. CMSI shall, for so long as it acts as Servicer and Master Servicer under this Agreement, maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by such association.

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                                   ARTICLE VII

                                     DEFAULT

         Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

         (a) Any failure by CMSI, if CMSI is the Paying Agent, to distribute to Certificateholders any payment required under the terms of this Agreement (including any payment required to be made by CMSI pursuant to Section 3.25 hereof) or, if CMSI is not the Paving Agent, to pay over or to cause to be paid over to the Paying Agent for such distribution, any payment so required or to remit to the Trustee for deposit in the Certificate Account any payment required to be made under the terms of this Agreement (including any payment required to be made by CMSI pursuant to Section 3.25 hereof) which failure continues unremedied for a period of (A) 10 Business Days after the date on which written notice of such failure shall have been given to CMSI by or on behalf of the Trustee, or to CMSI and the Trustee, by the Holders of the Required Amount of the Certificates if CMSI falls to distribute or remit the full amount of a required payment as the result of an error in calculating the amount of such required payment or (B) 3 Business Days after written notice of such failure shall have been given to CMSI as provided above if CMSI falls to distribute or remit the full amount of a required payment for any reason other than as a result of an error in calculation; or

         (b) Failure on the part of CMSI to repurchase any Mortgage Loan as required pursuant to Section 2.02 or 2.03 or to reimburse any Trustee Advance as required pursuant to 8.13 hereof which continues unremedied for a period of 60
Business Days after the date upon which written notice of such failure shall have been given to CMSI by or on behalf of the Trustee, or to CMSI and the Trustee, by the Holders of the Required Amount of Certificates; or

         (c) Failure on the part of CMSI duty to observe or perform in any material respect any other covenants or agreements of CMSI set forth in the Certificates or in this Agreement, which failure (A) materially affects the rights of the Certificateholders and (B) continues unremedied for a period of 60 Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to CMSI by or on behalf of the Trustee, or to CMSI and the Trustee, by the Holders of the Required Amount of CitiCertificates; or

         (d) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for CMSI in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (e) CMSI shall consent to the appointment of a conservator or receiver or liquidator in any insolvency readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to CMSI or of or relating to substantially all of its property, or CMSI shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee or the Holders of the Required Amount of Certificates, by notice then given in writing to CMSI (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of CMSI as Servicer of the Affiliated Mortgage Loans and as Master Servicer of the CitiMae Mortgage Loans under this Agreement. On and after the receipt by CMSI of such written notice, all authority and power of CMSI under this Agreement,

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

whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of CMSI as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents or otherwise. CMSI agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of CMSI hereunder, including, without limitation, the transfer to the successor servicer for the administration by it of all cash amounts which shall at the time be held by CMSI for deposit, or have been deposited by CMSI, in the Certificate Account or Servicing Account or which shall thereafter be received with respect to the Mortgage Loans. In addition to any other amounts which are then payable, or, notwithstanding the termination of its activities as servicer and master servicer of the Mortgage Loans, may become payable to CMSI under this Agreement CMSI shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of CMSI hereunder and received after such notice, that portion of such payment which it would have received if such notice had not been given.

         Section 7.02. Trustee to Act; Appointment of Successor. On and after the time CMSI receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to CMSI in its capacity as servicer and master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties, limitations on liabilities and liabilities relating thereto placed on CMSI by the terms and provisions hereof As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation (whether payable out of the Certificate Account or otherwise) as CMSI would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing finance institution having a net worth of not less d $5,000,000 and approved as seller/servicer by GNMA, FNMA or FHLMC as the successor to CMSI hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of CMSI hereunder. The Trustee or successor to CMSI appointed hereunder shall not, however, be required to advance funds held in the Certificate Account or elsewhere, or to repurchase Mortgage Loans. Pending appointment of a successor to CMSI hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted CMSI hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Any successor to CMSI as servicer and master servicer shall during the term of its service as servicer and Master Servicer maintain in force the policy or policies which CMSI is required to maintain pursuant to Section 6.07.

         Section 7.03. Notification to Certificateholders. Upon any, termination or appointment of a successor to CMSI pursuant to this Article VII, the Trustee shall give or cause to be given prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

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                                  ARTICLE VIII

                                   THE TRUSTEE

         Section 8.01. Duties of the Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. If the Trustee is incorporated or organized under the laws of the State of New York, then, in considering what actions are or are not prudent in the circumstances, to the extent applicable, the Trustee shall consider the matters enumerated in Section 126(2)(a) through (e) of the New York Real Property Law, as such law is in effect on the date of this Agreement, and in addition, the Trustee shall comply with the provisions of subdivisions (3),(4) and (5) of Section 126 of the New York Real Property Law, as such law is in effect on the date of this Agreement, which provisions are hereby incorporated by reference in this Agreement if herein set forth in full.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

         (a) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon if any certificates, statements, or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

         (b) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (c) The Trustee shall-not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of the Required Amount of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

         (d) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i), (ii) and (iii) of Section 7.01 or an Event of Default under clause (iv) or (v) unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure at its Corporate Trust Office from CMSI or the Holders of the Required Amount of Certificates.

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

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, mid none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of CMSI under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, CMSI in accordance with the terms of this Agreement.

         Section  8.02.  Certain  Matters  Affecting  the  Trustee.   Except  as
otherwise provided in Section 8.01:

         (a) The Trustee may rely and shall be protected in acting, or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instruments, opinion. report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (c) Whenever in the administration of this Agreement the Trustee or its agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, including any action by the Trustee pursuant to Section 10.01 hereof, the Trustee or its agent (unless other evidence be herein specifically prescribed) may request and, in the absence of bad faith on its part, rely upon any Officer's Certificate;

         (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (e) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (f) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval bond or other paper or documents, unless requested in writing so to do by the Holders of the Required Amount of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by CMSI or, if paid by the Trustee, shall be reimbursed by CMSI upon demand. Nothing in this clause (vi) shall derogate the obligation of CMSI to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

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

         (g) The Trustee may appoint agents (which may include the Issuer and its affiliates) to perform any of the responsibilities of the Trustee, which agents shall have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment, provided that the Trustee shall continue to be responsible for its duties and obligations under this Agreement.

         Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of CMSI and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by CMSI of any of the Certificates or of the proceeds of such Certificates or for the use or application of any funds paid to CMSI in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account or Servicing Account by CMSI. The Trustee shall have no liability for any losses incurred as a result of (i) any failure of the Trust Fund to qualify as two REMICs, (ii) any termination, inadvertent or otherwise, of the status of the Trust Fund as two REMICs, (iii) any tax on prohibited transactions imposed by Code Section 860F(a)(1), (iv) any tax on net income from foreclosure property imposed by Code
Section 860G(c), (v) any tax on contributions to a REMIC after the Startup Day imposed by Code Section 860G(d), (vi) any erroneous calculation or determination or any act or omission of CMSI hereunder or (vii) any erroneous information included in any federal, state or local income tax or information return prepared pursuant to Section 3.06; provided, that the Trustee shall not be excused hereby from liability for its own negligence, bad faith or failure to perform its duties as specified herein.

         Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of one or more of the Certificates with the same rights as it would have if it were not Trustee and may otherwise deal with CMSI or any of its Affiliates as if it were not the Trustee.

         Section 8.05. Trustee's Fees and Expenses. Trustee's fees and expenses (and those of any co-trustee appointed pursuant to Section 8.10), any Co-Certificate Registrar, any Note Custodian, Mortgage Document, Custodian, Depository, any Co-Paying Agent, any Authenticating Agent appointed pursuant to
Section  8.12 and any other agent of the Trustee  appointed  pursuant to Section
8.02 shall be paid by CMSI. as Servicer in accordance with Article XII. In consideration of paying the amounts payable pursuant to this Section 8.05, CMSI may retain the Trustee Fee payable with respect to the CitiMae Mortgage Loans. The Trustee (and any such co-trustee) shall be entitled to reasonable compensation (which shall not be limited by any provision of law with respect to the compensation of a trustee of an express trust) for all services rendered by them in the execution of the trust or trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and upon notice to CMSI, the Trustee will be paid or reimbursed by CMSI for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of the Certificateholders hereunder.

         The Trustee, each Co-Certificate Registrar, each Note Custodian, each Mortgage Document Custodian, each Depository, each Co-Paying Agent, each Authenticating Agent and any agent appointed pursuant to Section 8.02 are entitled to indemnification from CMSI, as Servicer or Master Servicer, and will be held harmless against any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder. Such indemnification shall survive the payment of the Certificates and termination of the Trust Fund, as well as the resignation or removal of CMSI, as Servicer, (if such action which caused the need for the indemnification occurred while CMSI acted as Servicer) and for purposes of such indemnification

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neither the  negligence  nor bad faith of any of the entities  enumerated in the preceding sentence shall be imputed to, or adversely affect, the right of any other enumerated person to be entitled to indemnification.

         Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or a national banking association, other than an Affiliate of CMSI, having its principal office in the same state as that in which the initial Trustee under this Agreement has its principal office (or in the State of New York) and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $30,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.06, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to CMSI. Upon receiving such notice of resignation, CMSI shall promptly appoint a successor Trustee by written instrument , in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provision of Section 8.06 and shall fail to resign after written request therefor by CMSI, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conversion or liquidation, then CMSI may remove the Trustee. If it removes the Trustee under the authority of the immediately preceding sentence, CMSI shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         The Trustee may also be removed at any time (i) by the Issuer, (a) if the Trustee ceases to be eligible to continue as such under the Pooling Agreement or if the Trustee becomes insolvent, (b) if the Trustee breaches any of its duties under the Pooling Agreement which materially adversely affects the Certificateholders, (c) if through the performance or nonperformance of certain actions by the Trustee, the rating assigned to the CitiCertificates would be lowered or (d) if the credit rating of the Trustee is downgraded to a level which would result in the rating assigned to the CitiCertificates to be lowered; or (ii) by the holders of Certificates evidencing more than 50% of the Voting Interest of the CitiCertificates and the Class A-IO Certificates then outstanding and more than 50% of the Percentage Interests of the Residual Certificates.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

         Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to CMSI and to its predecessor Trustee an instrument accepting such appointment hereunder (including the duties of the Trustee, in its individual capacity, as stated in Section 8.13 and, if applicable, Section 8.14 herein), and thereupon the resignation or removal of the predecessor Trustee shall

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become  effective and such successor  Trustee,  without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and, if any Mortgage Notes or Mortgage Documents are then held by the Mortgage Note Custodian or Mortgage Document Custodian, respectively, pursuant to a Custodial Agreement, the predecessor Trustee and the Mortgage Note Custodian or the Mortgage Document Custodian, as the case may be, shall amend such Custodial Agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and CMSI and the predecessor Trustee shall execute and deliver such instruments and do other such things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No  successor  Trustee  shall  accept  appointment  as provided in this
Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, CMSI shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If CMSI fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of CMSI.

         Section 8.09. Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, CMSI and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as CMSI and the Trustee may consider necessary and desirable. If CMSI shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 and no notice to the Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

         Every separate trustee and co-trustee shall, to the extent permitted by law and by the instrument appointing such separate trustee or co-trustee, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining such act), except to the extent that under any law of any jurisdiction in which any particular act

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

or acts are to be performed (whether as Trustee hereunder or as successor to CMSI hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (b) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

         (c) CMSI and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either Jointly with the Trustee or separately, as may be provided therein, subject to all of the provisions of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to CMSI.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die. become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11. Tax Returns. The Trustee, upon request, will furnish CMSI with all such information as may be reasonably required in connection with the preparation of all federal, state and local income tax or information returns of the Upper-Tier REMIC and the Lower-Tier REMIC.

         Section 8.12. Appointment of Authenticating Agent. At any time when any of the Certificates remain outstanding the Trustee may appoint an Authenticating Agent or Agents (which may include CMSI or any of its affiliates) which shall be authorized to act on behalf of the Trustee to authenticate Certificates, and Certificates so authenticated shall be entitled to the benefit of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference made in this Agreement to the authentication and delivery of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to CMSI and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 8.12, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 8.12.

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

         Any  corporation  or  national   banking   association  into  which  an
authenticating Agent may be merged in or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or national banking association shall be otherwise eligible under this Section 8.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to CMSI. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to CMSI. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the Authenticating Agent which shall be provisions of this Section 8.12, the Trustee may appoint a successor acceptable to CMSI and shall mail written notice of such appointment by first-class mail, postage prepaid to all Certificateholders as their names and addresses appear in the Certificate Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.12.

         Any reasonable compensation paid to an Authenticating Agent for its services under this Section 8.12 shall be a reimbursable expense pursuant to
Section 8.05 if paid by the Trustee.

         If an appointment is made pursuant to this Section 8. 12, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         "This is one of the Certificates referred to in the within-mentioned Agreement.


                             _______________________
                                   As Trustee


                            By_______________________
                              Authenticating Agent


                            By_______________________
                            Authenticating Signature"

         Section 8.13. Delinquency Advances. On any Deposit Date, the Trustee (in its individual capacity and not as Trustee) shall deposit funds equal to the Delinquency Amount for the related Determination Date into the Certificate
Account; provided that the Trustee (in such individual capacity) shall be obligated to make such deposit only to the extent of funds determined by it (in its sole discretion) to be recoverable from future Remittances, Net Recoveries and other proceeds or collections on or in respect of the Mortgage Loans, provided, however, die Trustee may only recover funds for Delinquency Amounts relating to CitiMae Mortgage Loans or Affiliated Mortgage Loans from Remittances, Net Recoveries and other proceeds relating to CitiMae Mortgage Loans or Affiliated Mortgage Loans, respectively. CMSI shall pay to the Trustee a servicing administration fee of $100 in respect of each Deposit Date on which the Trustee (in such individual capacity) makes such a deposit, promptly after CMSI receives notice thereof from the Trustee. CMSI shall also reimburse the Trustee for the

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amount of any such  deposit on the Business  Day CMSI  receives  notice from the
Trustee of the amount thereof, provided that if such notice is received after 1:00 p.m., New York City time, on a Business Day, such reimbursement shall be made to the Trustee on the next following Business Day, not later than 1:00 p.m. To the extent the Trustee receives an amount on or in respect of the CitiMae Mortgage Loans or Affiliated Mortgage Loans, respectively, identified to it as being in respect of any such deposit, the Trustee shall repay to CMSI the amount of such reimbursement not later than the Business Day after the Trustee receives the same. Promptly after the Trust Fund is terminated pursuant to Article IX hereof, CMSI shall notify the Trustee in writing of the amount of Conduit Trustee Advances and Affiliated Trustee Advances that were not recovered from future Remittances, Net Recoveries or other proceeds or collections on or in
respect  of  the  CitiMae   Mortgage   Loans  or  Affiliated   Mortgage   Loans,
respectively. The Trustee (in such individual capacity) shall reimburse CMSI for the amount of Conduit Trustee Advances or Affiliated Trustee Advances not so recovered and repaid to CMSI on the next Business Day after its receipt of notice thereof. CMSI shall furnish to the Trustee such information within CMSI's possession with respect to the Mortgage Loans as the Trustee may require, in order to make a determination that any advance made by the Trustee will be recoverable.

         Section 8.14. Advance Account, Trustee Failure Advances. If the Advance Account Trigger Applicability is specified in Article XII as applicable to the CitiCertificates, then:

         (a) In the event dig an Advance Account Trigger Date occurs, the Servicer will notify the Trustee in writing of such occurrence and, the Servicer, the Trustee, in both its individual capacity and as Trustee, shall enter into an agreement in a form substantially similar to that attached hereto with the Advance Account Depository on or prior to the Advance Account Funding Date. The Advance Account shall be in the name of the Advance Account Depository, as trustee for the benefit of the Trustee and the Trustee, in its individual capacity, and its permitted successors in interest ("permitted successors"), as their interest may appear.

         (b) On or prior to the Advance Account Funding Date, the Trustee, in its individual capacity, shall pay to the Advance Account Depository, for deposit into the Advance Account an amount in cash equal to (i) the product of
(A) 0.20% and (B) the Adjusted Balance of the Mortgage Loans as of the close of business on the Advance Account Trigger Date or (ii) such lesser amount as Moody's may specify.

         (c) The Trustee shall, no later than 3:00 p.m., New York time, on the Business Day preceding each Distribution Date occurring subsequent to the Advance Account Funding Date as to which the Trustee has failed to deposit timely a Conduit Trustee Advance or Affiliated Trustee Advance in the Certificate Account as required by Section 8.13, submit a Notice for Payment to the Advance Account Depository requesting a Trustee Failure Advance from the Advance Account.

         (d) The Advance Account shall be reimbursed for any Advance Account Advance from future Remittances, Net Recoveries or other proceeds or collections or in respect of the CitiMae Mortgage Loans or Affiliated Mortgage Loans, as provided for in this Agreement (the aggregate of such amounts as to any Distribution Date, the "Advance Account Reimbursement Amount").

         (e) On or before each Distribution Date occurring on or after the Advance Account Funding Date, the Servicer shall pay, to the extent of funds available, to the Advance Account by wire transfer of immediately available funds the Advance Account Reimbursement Amount with respect to such Distribution Date as provided in the Agreement.

         (f) On each Distribution Date, the amount in the Advance Account will be reduced and released to the extent permitted in the Advance Account Depository Agreement.

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         (g)  Notwithstanding  the foregoing,  an alternative  method of limited support for the Trustee's obligation to make advances in respect of the Mortgage Loans may be provided, if such change does not cause the then current ratings of the CitiCertificates or any outstanding Class or Subclass thereof to be lowered by Moody's.

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                                   ARTICLE IX

                                   TERMINATION

         Section 9.01. Termination upon Repurchase by CMSI or Liquidation of all Mortgage Loans. The respective obligations and responsibilities of CMSI and the Trustee created hereby and the Trust Fund created hereby shall terminate upon
(a) the repurchase by CMSI of all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued interest at the Investor Rate for each Mortgage Loan to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of unreimbursed Voluntary Advances, Advance Account Advances (other than such payments and advances in respect of interest in excess of the Investor Rate on the Mortgage Loans, Conduit Trustee Advances and Affiliated Trustee Advances made prior to the month of repurchase, whereupon such Voluntary Advances, Advance Account Advances Conduit Trustee Advances and Affiliated Trustee Advances will be reimbursed to the Trustee or deemed reimbursed to CMSI, as the case may be, by such deductions, and (ii) the appraised value of any acquired property in the Trust Fund (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or
(b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account required to be paid to them pursuant to this Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the lawful descendants of Joseph P. Kennedy, the late Ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. Such termination shall occur only in connection with a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), pursuant to which the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund and make all required distributions to Certificateholders within 90 days of the adoption of a plan of complete liquidation. For this purpose, the notice of termination described in the next paragraph shall be the adoption of a plan of complete liquidation described in Code Section 860F(a)(4)(A)(i), which shall be deemed to occur on the date the first such notice is mailed. Such date shall be specified in the final federal income tax return of each of the Upper-Tier REMIC and the Lower-Tier REMIC constituted by the Trust Fund. The right of CMSI to repurchase all of the Mortgage Loans on any Distribution Date pursuant to clause (a) above shall be conditioned upon (A) the aggregate Adjusted Balances of such Mortgage Loans, at the time of any such repurchase and after giving effect to distributions to be made on such Distribution Date, aggregating an amount less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date, which amount is set forth in Article XII and (B) any other condition set forth in the related Pooling Agreement. Any other method of termination or repurchase of the Trust Fund than as set forth above must be based on the receipt by the Trustee of an Opinion of Counsel (who may not be an employee of CMSI or of an Affiliate of CMSI) or other evidence that such termination and repurchase will be part of a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), will not adversely affect the status of the Trust Fund as two separate REMICs under the Code and will not otherwise subject the Trust Fund to any tax.

         Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed not earlier than 30 days nor more than 60 days prior to such Distribution Date specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation arid surrender of the Certificates at the office therein designated, (B) the amount of such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the

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Paying Agent therein specified.  CMSI shall give such notice to the Trustee and, if applicable, the Certificate Registrar, the Mortgage Document Custodian and the Paying Agent at the time such notice given to the Certificateholders. In the event such notice is given, CMSI shall deposit in the Certificate Account or the account designated by the Paying Agent if CMSI is not the Paying Agent, on the Business Day next preceding the Distribution Date with respect to such final
distribution,   an  amount  equal  to  the  final  payment  in  respect  of  the
Certificates. Upon certification to the Trustee by an Authorized Officer of CMSI following such final deposit, and delivery by CMSI of an Opinion of Counsel to the effect that all conditions set forth in this Article IX have been met, the Trustee shall promptly release to CMSI the Mortgage Files for the Mortgage Loans. Any such repurchase shall occur only during the month of, and prior to the Determination Date relating to, the Distribution Date on which such amounts will be distributed to Certificateholders.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. Interest shall not accrue for the period of any delay in the payment of a Certificate resulting from the failure of a Holder to surrender the Certificate in accordance herewith.

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                                    ARTICLE X

                               GENERAL PROVISIONS

         Section 10.01. Amendment. This Agreement may be amended from time to time by CMSI and the Trustee, without the consent of any of the Certificateholders, (a) to cure any ambiguity, (b) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (c) to add any other provisions with respect to matters or questions arising under this Agreement. which shall not be inconsistent with the provisions of this Agreement, (d) to comply with any requirements imposed by the Code, (e) to establish a "qualified reserve fund" within the meaning of Code
Section 860G(a)(7)(B) or (f) to maintain the status of the Trust Fund as two separate REMICs. This Agreement may also be amended by CMSI and the Trustee, without Certificateholder consent, if CMSI delivers an Opinion of Counsel acceptable to the Trustee to the effect that such amendment will not materially adversely affect the interests of the Certificateholders. The Trustee hereby agrees to execute and deliver any amendment to this Agreement, provided by CMSI to it, that conforms to the applicable provisions of the preceding two sentences of this paragraph provided, however, that the Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Except as otherwise provided in Section 4.04, this Agreement may also be amended from time to time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Interest of each Class of CitiCertificates or the Class A-IO Certificates affected by such amendment (after giving effect to the first proviso to the definition of "Outstanding" in Article I) and, if either Class of the Residual Certificates are materially and adversely affected by such amendment, 66-2/3% of the Percentage Interests of each of the Classes of the Residual Certificates so affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment shall, without the consent of the Holders of all Certificates then Outstanding, (a) reduce in any manner the amount of, or delay the timing of, collections or payments received on Mortgage Loans or distributions which are required to be made on any Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment. Promptly after the execution of any such amendment or consent the Trustee shall furnish or cause to be furnished written notification of the substance of such amendment (or a copy thereof) to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe. Any proposed amendment is subject to the receipt by the Trustee, at the expense of the party proposing such amendment (or at the expense of the Trust Fund if proposed by the Trustee) that the amendment will not cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC or subject either REMIC to tax.

         Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated and in which this Agreement may be recorded, and in any other appropriate public recording office or elsewhere, such recordation to be effected by CMSI and at its expense upon request of the Trustee, who will act at the direction of the Holders of a majority by Percentage Interest of the Residual Certificates, but only upon request of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that CMSI shall not be required to effect recordation of this Agreement unless, prior thereto, CMSI shall have become obligated to record each assignment relating to the Mortgages pursuant to Section 2.01 hereto.

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         For the purpose of  facilitating  the  recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners (except to the extent provided in Code Section 860F(e) with respect to Holders of Residual Certificates) or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereto as herein before provided, and unless also the Holders of the Required Amount of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in my manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 10.04. Governing Law. This Agreement and the Certificates issued pursuant to this Agreement shall be construed in accordance with the laws of the State of New York, provided that the immunities and standards of care of the Trustee shall be governed by the law of the jurisdiction in which is located its Corporate Trust Office.

         Section 10.05. Intention of Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by CMSI on behalf of the Certificateholders that it intends hereby to establish and maintain (for federal income tax purposes) two separate "real estate mortgage investment conduits" within the meaning of Code Section 860D and CMSI is hereby granted all necessary powers to further such intent.

         Section 10.06. Notices. All communications relating to this Agreement including all demands and notices shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, to (a) in the case of CMSI, to the address for notices set forth in Article XII and (b) in the case of the Trustee, to the address for notices set forth in
Article XII; or, as to each party,  at such other address as shall be

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designated  by such party in a written  notice to each other  party.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice; provided that notices to the Trustee shall be effective only upon receipt.

         Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 10.08. Assignment. Notwithstanding anything to the contrary contained herein. except as provided in Sections 6.02, 6.04 and 6.06, this Agreement may not be assigned by CMSI without the prior written consents of the Trustee and the Holders of CitiCertificates aggregating not less than 66-2/3% of the Stated Amount then Outstanding (after giving effect to the first proviso to the definition of "Outstanding" in Article I) and 66-2/3% of the Percentage Interests of the Residual Certificates then Outstanding.

         Section 10.09. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that the Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that the Certificates upon authentication thereof by the Trustee pursuant to Section 2.05 are and shall be deemed fully paid.

         Section 10.10. Counterparts. This Agreement may be signed in any number of counterparts, each of which will be deemed an original, which taken together shall constitute one and the same instrument.

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                                   ARTICLE XI

         Section 11.01. Annual Statement as to Compliance. CMSI will deliver to the Trustee and to each Holder of a Certificate holding Certificates representing in excess of 50% of the Stated Amount or Percentage Interest, as the case may be, on or before March 31 with respect to the Affiliated Mortgage Loans and September 30 with respect to the CitiMae Mortgage Loans of each year which begins not less than three months after the date of the initial issuance of the Certificates, an Officer's Certificate stating that (a) a review of the activities of CMSI during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, CMSI has fulfilled all its obligations under this Agreement throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (c) in the case of the CitiMae Mortgage Loans, as to each Conduit Servicer, that (i) a review of the activities of such Conduit Servicer during the preceding calendar year and performance under the Guide has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Conduit Servicer has fulfilled all of its obligations under the Guide throughout such year.

         Section 11.02. Depositories. CMSI may at any time and from time to time in its discretion transfer the Certificate Account, Buydown Account, if any, Escrow Account, Custodial Accounts for P&I or Servicing Account to a bank, savings and loan association or trust company organized under the laws of the United States or any State thereof (an "eligible depository"). Upon such transfer, such transferee bank, savings and loan association or trust company shall be deemed to be a Depository with respect to the account or accounts so transferred. In the event that the long-term debt obligations of any Depository of the Certificate Account, Buydown Account Escrow Account, Custodial Accounts for P&I or Servicing Account shall be rated at less than A by Fitch if Fitch is a Rating Agency, or the short-term debt obligations of such Depository shall be rated by S&P at less than A-1 if S&P is a Rating Agency, by Fitch at less than F-1 if Fitch is a Rating Agency and by Moody's at less than P-1 if Moody's is a Rating Agency and such account does not otherwise meet the requirements of this
Section 11.02, then within five Business Days of such reduction, CMSI shall (A) transfer or direct the Trustee in writing to transfer the Certificate Account, Buydown Account, Escrow Account, Custodial Accounts for P&I or Servicing Account to an eligible depository the long-term debt obligations of which are not rated by Fitch if Fitch is a Rating Agency at less than A and the short-term debt obligations of which are not rated at less than A-1 by S&P if S&P is a Rating Agency, F-1 by Fitch if Fitch is a Rating Agency and P-1 by Moody's if Moody's is a Rating Agency (the "Rating Requirements"), (B) establish another account in the corporate trust department of the Trustee or if such Trustee has a long-term and short-term debt rating at least equal to the Rating Requirements, in any department of the Trustee (the "Alternative Certificate Account", the "Alternative Buydown Account" "Alternative Escrow Account", "Alternative Custodial Accounts for P&I" or the "Alternative Servicing Account", as the case may be) and transfer the funds from the Buydown Account to the Alternative Buydown Account direct the Servicer or a Conduit Servicer, as applicable to remit in accordance with this Agreement any funds deposited into the Servicing Account, Escrow Account or Custodial Accounts for P&I to the Alternative Servicing Account, Alternative Escrow Account or Alternative Custodial Account for P&I, respectively, and direct the Servicer or Master Servicer to remit in accordance with this Agreement any funds deposited into the Certificate Account to the Alternative Certificate Account, (C) (i) cause such Depository to pledge securities in the manner provided by applicable law or (ii) pledge or cause to be pledged securities, which shall be held by the Trustee or its agent free and clear of the lien of any third party, in a manner conferring on the Trustee a perfected first lien and otherwise reasonably satisfactory to the Trustee; such pledge in either case to secure such Depository's performance of its obligations in respect of the Certificate Account, Buydown Account, Escrow Account, Custodial Accounts for P&I or Servicing Account to the extent, if any, that such obligation is not fully insured by the FDIC; provided, however, that prior to the day a Depository or CMSI, as the case may be, pledges securities pursuant to this subsection (C), CMSI and the Trustee shall have received the written assurance of each Rating Agency that the pledging of such securities and any arrangements or agreements relating thereto will not result in a reduction or withdrawal of the then-current rating of the CitiCertificates, (D) establish

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

an account or accounts or enter into an agreement so that the existing Certificate Account, Buydown Account, Escrow Account, Custodial Accounts for P&I or Servicing Account is supported by a letter of credit or some other form of credit support which issuer of such letter of credit or other form of credit support has a long-term and short-term debt rating at least equal to the Rating Requirements; provided, however, that prior to the establishment of such an account or the entering into of such an agreement, CMSI and the Trustee shall have received written assurance from each Rating Agency that the establishment of such an account or the entering into of such an agreement so that the existing Certificate Account, Buydown Account or Servicing Account is supported by a letter of credit or some other form of credit support will not result in a reduction or withdrawal of the then-current rating on the CitiCertificates (E) establish another account which constitutes an Eligible Account or (F) make such other arrangements as to which CMSI and the Trustee have received prior written assurance from each Rating Agency that such arrangement will not result in a reduction or withdrawal of the then-current rating on the CitiCertificates. In the event that the rating on the CitiCertificates has been downgraded as a result of a rating downgrade of the Depository, for purposes of this paragraph, the then-current rating on the CitiCertificates shall be the rating assigned to the CitiCertificates prior to any such downgrade.

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

Appendix 1
                             TRANSFEREE'S AFFIDAVIT

                                         AFFIDAVIT PURSUANT TO SECTION
                                         860E(e)(4) OF THE INTERNAL
                                         REVENUE CODE OF 1986, AS AMENDED
STATE OF                 )
                         ):
COUNTY OF                )

             [               ], being first duly sworn, deposes and says:

         1. That he is [______________] of [_____________]  (the "Investor"),  a
[state type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he makes this affidavit.

         2.   That   the   Investor's   Taxpayer    Identification   Number   is
[______________].

         3. That the Investor is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder as of [ ,
               ], and that the Investor is not acquiring a Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1 Class [R][LR] Certificate for the account of, or as agent (including a broker, nominee or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign governments any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not appointed by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan the investment of which is regulated under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and/or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of a Plan.

         4. That the Investor historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Investor intends to pay taxes associated with holding the Residual Certificate as they become due.

         5. That the Investor understands that it may incur tax liabilities with respect to the Class [R][LR] Certificate in excess of cash flows generated by the Class [R][LR] Certificate.

         6. That the Investor will not transfer the Class [R][LR] Certificate to any person or entity as to which the Investor has actual knowledge that the requirements set forth in paragraph 3, paragraph 4 or paragraph 7 hereof are not satisfied or that the Investor has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

         7. That the investor (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class [R][LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [R][LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [R][LR] Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

         8. That the Investor agrees to such amendments of the Pooling and Servicing Agreement dated as of December 1, 1996 between Citicorp Mortgage Securities, Inc. and The Bank of New York (the "Pooling and Servicing
Agreement") as may be required to further effectuate the restrictions on transfer of the Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1996-1 Class [R][LR] Certificate to such a "disqualified organization," an agent thereof, an "ERISA Prohibited Holder" or a person that does not satisfy the requirements of paragraphs 4, 5 and 7 hereof.

         9. That the Investor consents to the irrevocable designation of CMSI as its agent to act as "tax matters person" of the [Upper-Tier] [Lower-Tier] REMIC pursuant to the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [________] this ____ day of 19__.

                                         ------------------


                                         By:_______________
                                         Name:
                                         Title:

             COUNTY OF                    )
                                          )
             STATE OF                     )

         Personally appeared before me the above-named [___________], known or proved to me to be the same person who executed the foregoing instrument and to be the [___________] fact of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investors.

             Subscribed and sworn to before me this ___ day of ________ 19___.

---------

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